UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  May 31

Date of reporting period:  May 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
May 31, 2022
Columbia Adaptive Risk Allocation Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Adaptive Risk Allocation Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Adaptive Risk Allocation Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund pursues consistent total returns by seeking to allocate risks across multiple asset classes.
Portfolio management
Joshua Kutin, CFA
Lead Portfolio Manager
Managed Fund since 2015
Alexander Wilkinson, CFA, CAIA
Portfolio Manager
Managed Fund since 2018
Average annual total returns (%) (for the period ended May 31, 2022)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	06/19/12	-3.62	5.81	5.11
	Including sales charges		-9.17	4.57	4.49
Advisor Class*		10/01/14	-3.36	6.06	5.31
Class C	Excluding sales charges	06/19/12	-4.39	4.99	4.31
	Including sales charges		-5.19	4.99	4.31
Institutional Class		06/19/12	-3.37	6.06	5.37
Institutional 2 Class		06/19/12	-3.36	6.06	5.41
Institutional 3 Class*		10/01/14	-3.40	6.10	5.37
Class R		06/19/12	-3.91	5.53	4.85
Modified Blended Benchmark			-9.29	5.61	6.17
New Blended Benchmark			-4.83	6.69	7.75
FTSE Three-Month U.S. Treasury Bill Index			0.13	1.09	0.61
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility.  Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Modified Blended Benchmark consists of 60% MSCI ACWI (Net) and 40% Bloomberg Global Aggregate Bond Index.
The New Blended Benchmark consists of 60% MSCI ACWI (Net) Hedged to DM Currencies and 40% Bloomberg Global Aggregate Bond Hedged Index.
The Bloomberg Global Aggregate Bond Index is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets.
The Bloomberg Global Aggregate Bond Hedged Index is an unmanaged index that is comprised of several other Bloomberg indexes that measure fixed income performance of regions around the world while hedging the currency back to the US dollar.
The MSCI ACWI (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI ACWI (Net) captures large, mid, small and micro cap representation across 23 developed markets countries and large, mid and small cap representation across 23 emerging markets countries.
The MSCI ACWI (Net) Hedged to DM Currencies Index represents a close estimation of the performance that can be achieved by hedging the currency exposures of all developed market exposures of its parent index, the MSCI ACWI, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD of developed market currencies by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid cap stocks across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries.
The FTSE Three-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of three-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.
Effective August 24, 2021, the Bloomberg Barclays indices were re-branded as the Bloomberg indices.
Columbia Adaptive Risk Allocation Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI Index (Net) and MSCI ACWI Index (Net) Hedged to DM Currencies, which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
4	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (June 19, 2012 — May 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Adaptive Risk Allocation Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2022)
Alternative Strategies Funds	3.8
Common Stocks	1.8
Foreign Government Obligations	17.8
Inflation-Indexed Bonds	13.1
Money Market Funds(a)	34.1
Multi-Asset/Tactical Strategies Funds	0.2
Residential Mortgage-Backed Securities - Agency	5.9
U.S. Treasury Obligations	23.3
Total	100.0

(a)	Includes investments in Money Market Funds which have been segregated to cover obligations relating to the Fund’s investment in derivatives as part of its tactical allocation strategy. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure by asset class categories (%)(a) (at May 31, 2022)
Equity Assets	14.1
Inflation-Hedging Assets	17.5
Spread Assets	14.4
Interest Rate Assets	67.0
(a) Percentages are based upon net assets. The percentages do not equal 100% due to the effects of leverage within the Fund’s portfolio. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. The Fund’s portfolio composition and its market exposure are subject to change. Inflation-Hedging Assets may include, but are not limited to, direct or indirect investments in commodity-related investments, including certain types of commodities-linked derivatives and notes, and U.S. and non-U.S. inflation-linked bonds. Interest Rate Assets generally include fixed-income securities issued by U.S. and non-U.S. governments. Spread Assets generally include any other fixed-income securities.

Columbia Adaptive Risk Allocation Fund | Annual Report 2022	5

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended May 31, 2022, Class A shares of Columbia Adaptive Risk Allocation Fund returned -3.62% excluding sales charges. The Fund outperformed its Modified Blended Benchmark (consisting of 60% MSCI ACWI Index (Net) and 40% Bloomberg Global Aggregate Bond Index), which returned -9.29% for the same time period. The Fund also outperformed its New Blended Benchmark (consisting of 60% MSCI ACWI Index (Net) Hedged to DM Currencies and 40% Bloomberg Global Aggregate Bond Hedged Index), which returned -4.83% for the same time period. To compare, the FTSE Three-Month U.S. Treasury Bill Index returned 0.13% during the annual period. The Fund takes a risk-based approach to allocating assets across four primary segments of global capital markets – global equities, interest rate related fixed income, spread related fixed income, and inflation-hedged assets.
Market overview
U.S. equities reversed course during the last half of the 12-month period ending May 31, 2022, falling from record highs and ending three consecutive years of robust gains. Commodity-related markets were the exception, significantly outperforming the overall equity market as measured by the S&P 500 Index. During the first quarter of 2022, for example, the broad-based commodity benchmark, the Bloomberg Commodity Index, outperformed the broad equity market by more than 30%.
Lingering Omicron-related worries were a headwind during the last half of the period, as were fears around inflation, durability of growth and the end of more than a decade of easy monetary policy coming from the U.S. Federal Reserve (Fed) and other global central banks. Volatility and risk-off sentiment spiked as investor concerns expanded to include ramifications of the Russia-Ukraine conflict. Commodity prices surged, particularly for oil and wheat, as the conflict in eastern Europe escalated into war and further complicated global supply chains. Oil prices, which already were elevated on supply-demand imbalances, shot through a decade-high of more than $120 per barrel before retreating somewhat.
Despite occasional hints of peaceful resolution to the Russia-Ukraine conflict, as well as mostly resilient corporate earnings reports, equities continued a choppy decline until the Fed raised interest rates by 25 basis points in a widely anticipated move at its March meeting. (A basis point is 1/100 of a percent.) Although the announcement and accompanying projections of six additional hikes were hawkish, Fed Chairman Jerome Powell seemingly calmed investors with a more neutral tone and his assessment that the U.S. economy is generally strong and well-positioned to handle tighter monetary policy.
Any positive sentiment faded at the end of the period, however, as investors increasingly focused on persistent inflation and slowing economic growth, which were exacerbated by yet more supply-chain snarls.
The Fund’s notable contributors during the period
•	The largest contributor to relative performance over the past year came from the adaptive market state classification design feature associated with the investment strategy.
○	The adaptive feature – where a market state is determined between either capital preservation, neutral, bullish, or highly bullish states – is estimated to have delivered over 1.5% of excess return for the strategy, versus a static neutral policy risk allocation.
○	The market state classification centered in the capital preservation market state for four out of the first five months of calendar year 2022, and the more conservative asset allocation positioning associated with this market state helped deliver a sizable portion of the excess relative returns witnessed over the period.
•	Other notable contributors to relative performance during the period came from exposure to inflation-hedged assets.
○	In particular, exposure to both commodities and real estate related securities proved beneficial for investors during the period.
○	Furthermore, the Fund maintained a tactical overweight to commodities throughout a significant majority of the period. Over the past year, the Bloomberg Commodity Index (a broad-based proxy for commodity market performance) generated an eye-popping total return of 41.85%.
The Fund’s notable detractors during the period
•	Detractors from relative returns came from overweight allocation to global treasury inflation-protected securities (TIPS) and corporate credit.
6	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	An underweight allocation to interest rate related fixed income served as a tactical contributor to relative returns but the overall exposure to interest rates (e.g. global government bonds) detracted noticeably from absolute returns. In fact, given the rising interest rate environment, especially over the course of the past several months, interest rate related fixed income allocations served as the single largest detractor from absolute performance over the period. Over the period, 10-year US Treasury Bond yields moved from a level near 1.62% (June ’21) to around 2.85% (May 31, 2022). This type of rise in yields puts downside pressure on bond prices with heavy interest rate sensitivity, thus the Bloomberg U.S. Treasury 7-10 Year Bond Index suffered a total return loss of -8.83% over the trailing 1-year period.
Derivative usage
During the annual period, the Fund used futures (including bond, currency, equity, index and interest rate futures), currency forwards and swaps (including credit default, credit default swap index, interest rate and total return swaps). The Fund used derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset. The Fund also used derivatives to manage its overall risk exposure and to obtain leverage (market exposure in excess of the Fund’s assets) within certain asset classes and during certain market environments in seeking to maintain attractive expected risk-adjusted returns while adhering to the Fund’s risk allocation framework. The use of derivatives allows the Fund to pursue its risk allocation objectives. On a stand-alone basis, the net usage of derivatives during the period had a positive impact on Fund performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. Asset allocation does not assure a profit or protect against loss. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Short positions (where the underlying asset is not owned) can create unlimited risk. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investment in or exposure to foreign currencies subjects the Fund to currency fluctuation and risk of loss. Investments in small- and mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Interest payments on inflation-protected securities may be more volatile than interest paid on ordinary bonds. In periods of deflation, these securities provide no income. As a non-diversified fund, fewer investments could have a greater effect on performance. Investments selected using quantitative methods may perform differently from the market as a whole and may not enable the Fund to achieve its objective. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Adaptive Risk Allocation Fund | Annual Report 2022	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2021 — May 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	933.00	1,019.90	4.87	5.09	1.01
Advisor Class	1,000.00	1,000.00	934.00	1,021.14	3.66	3.83	0.76
Class C	1,000.00	1,000.00	928.80	1,016.16	8.46	8.85	1.76
Institutional Class	1,000.00	1,000.00	933.90	1,021.14	3.66	3.83	0.76
Institutional 2 Class	1,000.00	1,000.00	934.10	1,021.09	3.71	3.88	0.77
Institutional 3 Class	1,000.00	1,000.00	933.80	1,021.29	3.52	3.68	0.73
Class R	1,000.00	1,000.00	931.30	1,018.65	6.07	6.34	1.26
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

Portfolio of Investments
May 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Alternative Strategies Funds 4.0%
	Shares	Value ($)
Columbia Commodity Strategy Fund, Institutional 3 Class(a)	7,126,467	164,977,710
Total Alternative Strategies Funds (Cost $131,697,109)		164,977,710

Common Stocks 1.8%
Issuer	Shares	Value ($)
Consumer Discretionary 0.0%
Hotels, Restaurants & Leisure 0.0%
Marriott International, Inc., Class A	6,692	1,148,213
Total Consumer Discretionary		1,148,213
Real Estate 1.8%
Equity Real Estate Investment Trusts (REITS) 1.8%
Alexandria Real Estate Equities, Inc.	20,930	3,473,333
American Homes 4 Rent, Class A	26,862	992,820
American Tower Corp.	13,191	3,378,611
Americold Realty Trust, Inc.	56,197	1,556,095
AvalonBay Communities, Inc.	15,855	3,297,206
Brixmor Property Group, Inc.	104,915	2,557,828
Camden Property Trust	12,458	1,787,598
Centerspace	19,088	1,583,922
Duke Realty Corp.	72,444	3,827,217
Equinix, Inc.	6,814	4,681,831
Equity LifeStyle Properties, Inc.	50,353	3,811,722
Extra Space Storage, Inc.	14,852	2,646,626
Federal Realty Investment Trust	27,805	3,196,741
First Industrial Realty Trust, Inc.	44,259	2,352,366
Gaming and Leisure Properties, Inc.	48,332	2,262,904
Healthpeak Properties, Inc.	57,322	1,701,890
Highwoods Properties, Inc.	16,887	663,490
Host Hotels & Resorts, Inc.	129,470	2,588,105
Invitation Homes, Inc.	93,029	3,509,054
Kilroy Realty Corp.	29,826	1,810,438
Life Storage, Inc.	28,931	3,377,984
Medical Properties Trust, Inc.	109,196	2,028,862
National Storage Affiliates Trust	25,358	1,330,027
Outfront Media, Inc.	29,878	616,383
Prologis, Inc.	32,393	4,129,460
Common Stocks (continued)
Issuer	Shares	Value ($)
SITE Centers Corp.	58,018	912,043
STORE Capital Corp.	76,034	2,097,778
Sun Communities, Inc.	12,413	2,037,346
Tanger Factory Outlet Centers, Inc.	76,241	1,334,980
Welltower, Inc.	54,137	4,823,065
Total		74,367,725
Total Real Estate		74,367,725
Total Common Stocks (Cost $82,204,714)		75,515,938

Foreign Government Obligations(b),(c) 18.5%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Austria 2.7%
Republic of Austria Government Bond(d)
10/20/2026	0.750%	EUR	65,214,000	69,332,309
05/23/2034	2.400%	EUR	13,773,000	15,853,836
Republic of Austria Government Bond(d),(e)
02/20/2030	0.000%	EUR	26,752,000	25,658,989
Total				110,845,134
Belgium 1.9%
Kingdom of Belgium Government Bond(d)
06/22/2031	1.000%	EUR	27,296,000	27,976,097
04/22/2033	1.250%	EUR	16,075,000	16,612,834
03/28/2035	5.000%	EUR	24,349,000	35,483,265
Total				80,072,196
China 0.3%
China Government Bond
11/21/2029	3.130%	CNY	38,350,000	5,890,352
05/21/2030	2.680%	CNY	52,200,000	7,755,820
Total				13,646,172
France 2.1%
French Republic Government Bond OAT(d),(e)
11/25/2030	0.000%	EUR	41,936,000	39,806,608
11/25/2031	0.000%	EUR	9,799,000	9,077,798
French Republic Government Bond OAT(d)
05/25/2036	1.250%	EUR	25,317,000	25,056,996
05/25/2045	3.250%	EUR	9,583,464	12,478,664
Total				86,420,066
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
May 31, 2022
Foreign Government Obligations(b),(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Italy 2.0%
Italy Buoni Poliennali Del Tesoro(d)
05/01/2031	6.000%	EUR	39,808,000	53,142,670
02/01/2037	4.000%	EUR	24,378,000	28,494,950
Total				81,637,620
Japan 4.3%
Japan Government 10-Year Bond
06/20/2031	0.100%	JPY	4,438,000,000	34,123,530
Japan Government 20-Year Bond
06/20/2041	0.400%	JPY	3,894,000,000	28,463,951
09/20/2041	0.500%	JPY	2,072,200,000	15,389,222
Japan Government 30-Year Bond
06/20/2050	0.600%	JPY	2,118,000,000	14,868,872
06/20/2051	0.700%	JPY	2,267,000,000	16,271,208
09/20/2051	0.700%	JPY	1,454,400,000	10,418,482
12/20/2051	0.700%	JPY	1,796,000,000	12,864,304
Japan Government Thirty-Year Bond
03/20/2052	1.000%	JPY	2,450,650,000	18,942,821
Japan Government Twenty-Year Bond
03/20/2042	0.800%	JPY	3,417,450,000	26,752,049
Total				178,094,439
Netherlands 1.8%
Netherlands Government Bond(d)
07/15/2026	0.500%	EUR	46,228,000	48,893,546
Netherlands Government Bond(d),(e)
07/15/2031	0.000%	EUR	27,200,000	25,970,806
Total				74,864,352
Spain 3.0%
Spain Government Bond(e)
01/31/2028	0.000%	EUR	27,072,000	26,548,848
Spain Government Bond(d)
04/30/2030	0.500%	EUR	35,595,000	34,406,856
10/31/2030	1.250%	EUR	9,979,000	10,126,328
07/30/2035	1.850%	EUR	18,340,000	18,385,831
07/30/2041	4.700%	EUR	7,234,000	10,246,586
Spain Government Bond
07/30/2032	5.750%	EUR	16,377,000	23,376,377
Total				123,090,826
Foreign Government Obligations(b),(c) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
United Kingdom 0.4%
United Kingdom Gilt(d)
10/22/2028	1.625%	GBP	10,885,000	13,609,227
01/22/2045	3.500%	GBP	3,257,133	4,852,812
Total				18,462,039
Total Foreign Government Obligations (Cost $905,511,001)				767,132,844

Inflation-Indexed Bonds(b) 13.5%

Australia 0.4%
Australia Government Bond(d)
11/21/2027	0.750%	AUD	4,377,922	3,210,383
08/21/2035	2.000%	AUD	3,525,713	2,793,657
08/21/2040	1.250%	AUD	2,162,065	1,526,156
Australia Government Index-Linked Bond(d)
09/20/2025	3.000%	AUD	10,400,337	8,302,728
Total				15,832,924
Canada 0.3%
Canadian Government Real Return Bond
12/01/2031	4.000%	CAD	5,354,242	5,515,930
12/01/2036	3.000%	CAD	3,711,240	3,725,773
12/01/2041	2.000%	CAD	3,044,431	2,774,810
Total				12,016,513
France 1.6%
France Government Bond OAT(d)
07/25/2030	0.700%	EUR	19,679,589	24,483,696
07/25/2032	3.150%	EUR	13,671,000	20,988,062
French Republic Government Bond OAT(d)
07/25/2024	0.250%	EUR	8,348,044	9,676,125
07/25/2040	1.800%	EUR	6,960,598	10,409,761
Total				65,557,644
Germany 0.5%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond(d)
04/15/2030	0.500%	EUR	18,371,976	22,966,530
Italy 1.3%
Italy Buoni Poliennali Del Tesoro(d)
09/15/2026	3.100%	EUR	18,026,849	22,607,751
05/15/2028	1.300%	EUR	14,456,233	16,665,493
09/15/2035	2.350%	EUR	7,607,315	9,601,961
09/15/2041	2.550%	EUR	6,004,399	8,011,693
Total				56,886,898

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Inflation-Indexed Bonds(b) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Spain 0.5%
Spain Government Inflation-Linked Bond(d)
11/30/2030	1.000%	EUR	6,585,604	7,912,051
11/30/2033	0.700%	EUR	10,585,957	12,146,420
Total				20,058,471
United Kingdom 3.7%
United Kingdom Gilt Inflation-Linked Bond(d)
03/22/2029	0.125%	GBP	13,441,654	20,052,623
03/22/2034	0.750%	GBP	13,155,681	22,130,110
11/22/2037	1.125%	GBP	10,771,437	20,048,356
03/22/2044	0.125%	GBP	12,434,405	21,048,944
11/22/2047	0.750%	GBP	5,449,640	10,717,028
03/22/2052	0.250%	GBP	14,503,698	26,575,143
11/22/2056	0.125%	GBP	9,551,709	17,341,895
11/22/2065	0.125%	GBP	5,311,586	10,625,945
03/22/2068	0.125%	GBP	2,456,363	5,134,215
Total				153,674,259
United States 5.2%
U.S. Treasury Inflation-Indexed Bond
01/15/2024	0.625%		28,639,327	29,658,474
07/15/2027	0.375%		25,410,418	26,100,080
01/15/2028	0.500%		23,785,583	24,440,653
07/15/2028	0.750%		13,614,894	14,240,881
01/15/2029	0.875%		32,473,442	34,121,485
07/15/2029	0.250%		26,427,907	26,734,282
07/15/2030	0.125%		20,793,193	20,750,713
04/15/2032	3.375%		7,836,302	10,235,512
02/15/2042	0.750%		10,426,990	10,286,447
02/15/2043	0.625%		8,602,190	8,210,374
02/15/2045	0.750%		6,265,762	6,072,899
02/15/2048	1.000%		4,206,531	4,370,964
Total				215,222,764
Total Inflation-Indexed Bonds (Cost $608,715,504)				562,216,003

Multi-Asset/Tactical Strategies Funds 0.2%
	Shares	Value ($)
Columbia Solutions Aggressive Portfolio(a)	129,438	1,162,360
Columbia Solutions Conservative Portfolio(a)	670,954	6,313,677
Total Multi-Asset/Tactical Strategies Funds (Cost $8,574,734)		7,476,037
Residential Mortgage-Backed Securities - Agency 6.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association TBA(f)
06/22/2052	3.000%	28,350,000	27,341,139
06/22/2052	3.500%	24,550,000	24,323,680
06/22/2052	4.000%	22,220,000	22,445,672
Uniform Mortgage-Backed Security TBA(f)
06/16/2037	2.500%	12,248,328	11,856,956
06/16/2037- 06/13/2052	3.000%	42,000,000	40,256,172
06/13/2052	3.500%	39,000,000	38,229,140
06/13/2052	4.000%	41,740,000	41,756,304
06/13/2052	4.500%	48,800,000	49,659,719
Total Residential Mortgage-Backed Securities - Agency (Cost $252,423,920)			255,868,782

U.S. Treasury Obligations 24.2%

U.S. Treasury
10/31/2026	1.125%	43,400,000	40,334,875
02/28/2027	1.875%	179,000,000	171,490,391
06/30/2028	1.250%	33,248,000	30,216,718
09/30/2028	1.250%	198,285,000	179,509,889
10/31/2028	1.375%	74,000,000	67,438,282
11/30/2028	1.500%	183,160,000	168,077,919
04/30/2029	2.875%	97,447,000	97,416,548
05/15/2029	2.375%	28,507,000	27,607,248
08/15/2029	1.625%	28,483,500	26,231,523
08/15/2030	0.625%	26,810,000	22,457,564
02/15/2031	1.125%	24,922,000	21,639,305
08/15/2031	1.250%	146,295,000	127,390,943
11/15/2031	1.375%	26,522,000	23,273,055
Total U.S. Treasury Obligations (Cost $1,088,559,205)			1,003,084,260

Money Market Funds 35.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.852%(a),(g)	1,466,666,880	1,466,080,213
Total Money Market Funds (Cost $1,466,223,653)		1,466,080,213
Total Investments in Securities (Cost: $4,543,909,840)		4,302,351,787
Other Assets & Liabilities, Net		(158,572,715)
Net Assets		4,143,779,072

At May 31, 2022, securities and/or cash totaling $75,414,375 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
May 31, 2022
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
30,381,000 CHF	31,837,402 USD	Citi	06/10/2022	149,136	—
4,501,000 CHF	4,632,089 USD	Citi	06/10/2022	—	(62,584)
68,622,000 CNY	10,488,010 USD	Citi	06/10/2022	184,836	—
786,259,300 EUR	842,546,837 USD	Citi	06/10/2022	—	(1,919,238)
23,526,000 HKD	2,999,827 USD	Citi	06/10/2022	1,120	—
57,992,000 SEK	5,990,662 USD	Citi	06/10/2022	50,789	—
4,321,611 USD	4,145,000 CHF	Citi	06/10/2022	1,744	—
42,151,219 USD	39,652,000 EUR	Citi	06/10/2022	436,218	—
121,383 USD	2,489,000 MXN	Citi	06/10/2022	4,874	—
2,182,512 USD	21,980,000 SEK	Citi	06/10/2022	68,806	—
56,816 USD	550,000 SEK	Citi	06/10/2022	—	(482)
28,868,298,000 IDR	1,979,993 USD	Goldman Sachs International	06/10/2022	—	(1,238)
10,396,000 NOK	1,138,580 USD	Goldman Sachs International	06/10/2022	29,312	—
2,001,269 USD	28,868,298,000 IDR	Goldman Sachs International	06/10/2022	—	(20,037)
8,789,187 USD	82,399,000 NOK	Goldman Sachs International	06/10/2022	2,907	—
12,597,761 USD	115,026,000 NOK	Goldman Sachs International	06/10/2022	—	(324,319)
4,589,000 EUR	4,924,773 USD	HSBC	06/10/2022	—	(3,951)
23,907,268,280 JPY	187,154,961 USD	HSBC	06/10/2022	1,382,290	—
6,547,279,000 JPY	50,360,336 USD	HSBC	06/10/2022	—	(515,636)
204,000 NZD	134,497 USD	HSBC	06/10/2022	1,587	—
5,376,000 SGD	3,910,529 USD	HSBC	06/10/2022	—	(13,324)
12,417,315 USD	1,600,173,000 JPY	HSBC	06/10/2022	16,913	—
13,870,000 ZAR	876,418 USD	HSBC	06/10/2022	—	(9,235)
28,211,000 CNY	4,316,248 USD	Standard Chartered	06/10/2022	80,540	—
40,917,000 AUD	29,240,720 USD	UBS	06/10/2022	—	(127,402)
39,354,000 CAD	30,822,368 USD	UBS	06/10/2022	—	(289,891)
18,171,000 DKK	2,621,101 USD	UBS	06/10/2022	—	(2,205)
180,723,097 GBP	230,055,081 USD	UBS	06/10/2022	2,316,268	—
18,891,000 NZD	12,189,947 USD	UBS	06/10/2022	—	(117,918)
3,241,995 USD	4,517,000 AUD	UBS	06/10/2022	75	—
39,435,439 USD	50,403,000 CAD	UBS	06/10/2022	411,875	—
19,423,205 USD	15,461,000 GBP	UBS	06/10/2022	60,026	—
12,454,666 USD	18,891,000 NZD	UBS	06/10/2022	—	(146,801)
Total				5,199,316	(3,554,261)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bobl	99	06/2022	EUR	12,522,510	—	(736,734)
Euro-BTP	562	06/2022	EUR	71,300,940	—	(8,989,071)
Euro-Bund	705	06/2022	EUR	106,856,850	—	(9,923,848)
Euro-OAT	596	06/2022	EUR	85,877,640	—	(6,223,178)
FTSE 100 Index	439	06/2022	GBP	33,300,345	11,681	—
Long Gilt	603	09/2022	GBP	69,929,910	—	(1,429,352)
MSCI EAFE Index	1,014	06/2022	USD	103,275,900	—	(1,633,258)
MSCI Emerging Markets Index	48	06/2022	USD	2,551,920	55,864	—
MSCI Emerging Markets Index	839	06/2022	USD	44,605,435	—	(621,363)
S&P 500 Index E-mini	1,430	06/2022	USD	295,384,375	—	(7,750,052)
S&P/TSX 60 Index	67	06/2022	CAD	16,796,900	—	(439,193)
U.S. Treasury 10-Year Note	775	09/2022	USD	92,576,172	—	(491,903)
U.S. Treasury 5-Year Note	4,693	09/2022	USD	530,089,016	—	(1,548,338)
Total					67,545	(39,786,290)

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 37	Morgan Stanley	06/20/2027	1.000	Quarterly	2.723	USD	90,692,000	(1,496,921)	—	—	—	(1,496,921)
Markit CDX North America High Yield Index, Series 38	Morgan Stanley	06/20/2027	5.000	Quarterly	4.626	USD	164,576,000	(3,232,646)	—	—	—	(3,232,646)
Markit CDX North America Investment Grade Index, Series 38	Morgan Stanley	06/20/2027	1.000	Quarterly	0.801	USD	83,738,000	292,750	—	—	292,750	—
Total								(4,436,817)	—	—	292,750	(4,729,567)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
May 31, 2022
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Commodity Strategy Fund, Institutional 3 Class
	373,852,606	746,611,216	(900,758,231)	(54,727,881)	164,977,710	—	76,397,769	107,622,216	7,126,467
Columbia Short-Term Cash Fund, 0.852%
	1,427,191,383	7,512,134,187	(7,473,114,683)	(130,674)	1,466,080,213	—	(288,764)	2,564,211	1,466,666,880
Columbia Solutions Aggressive Portfolio
	1,244,985	325,665	—	(408,290)	1,162,360	315,085	—	10,579	129,438
Columbia Solutions Conservative Portfolio
	6,754,982	421,163	—	(862,468)	6,313,677	353,941	—	67,223	670,954
Total	1,809,043,956			(56,129,313)	1,638,533,960	669,026	76,109,005	110,264,229

(b)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(c)	Principal and interest may not be guaranteed by a governmental entity.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2022, the total value of these securities amounted to $860,443,734, which represents 20.76% of total net assets.
(e)	Zero coupon bond.
(f)	Represents a security purchased on a when-issued basis.
(g)	The rate shown is the seven-day current annualized yield at May 31, 2022.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
CNY	China Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
ZAR	South African Rand
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Solutions Portfolios serve as investment vehicles for the Columbia Adaptive Retirement Funds and each pursues consistent total returns by seeking to allocate risks across multiple asset classes. Investments in the Columbia Solutions Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Alternative Strategies Funds	164,977,710	—	—	—	164,977,710
Common Stocks
Consumer Discretionary	1,148,213	—	—	—	1,148,213
Real Estate	74,367,725	—	—	—	74,367,725
Total Common Stocks	75,515,938	—	—	—	75,515,938
Foreign Government Obligations	—	767,132,844	—	—	767,132,844
Inflation-Indexed Bonds	—	562,216,003	—	—	562,216,003
Multi-Asset/Tactical Strategies Funds	—	—	—	7,476,037	7,476,037
Residential Mortgage-Backed Securities - Agency	—	255,868,782	—	—	255,868,782
U.S. Treasury Obligations	1,003,084,260	—	—	—	1,003,084,260
Money Market Funds	1,466,080,213	—	—	—	1,466,080,213
Total Investments in Securities	2,709,658,121	1,585,217,629	—	7,476,037	4,302,351,787
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	5,199,316	—	—	5,199,316
Futures Contracts	67,545	—	—	—	67,545
Swap Contracts	—	292,750	—	—	292,750
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
May 31, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Liability
Forward Foreign Currency Exchange Contracts	—	(3,554,261)	—	—	(3,554,261)
Futures Contracts	(39,786,290)	—	—	—	(39,786,290)
Swap Contracts	—	(4,729,567)	—	—	(4,729,567)
Total	2,669,939,376	1,582,425,867	—	7,476,037	4,259,841,280
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

Statement of Assets and Liabilities
May 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,937,414,344)	$2,663,817,827
Affiliated issuers (cost $1,606,495,496)	1,638,533,960
Foreign currency (cost $6,498,491)	6,537,407
Margin deposits on:
Futures contracts	46,062,029
Swap contracts	29,352,345
Unrealized appreciation on forward foreign currency exchange contracts	5,199,316
Receivable for:
Investments sold	10,000,000
Investments sold on a delayed delivery basis	8,488,665
Capital shares sold	5,635,001
Dividends	918,954
Interest	7,822,493
Foreign tax reclaims	542,610
Variation margin for futures contracts	669,908
Prepaid expenses	30,541
Trustees’ deferred compensation plan	147,054
Total assets	4,423,758,110
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	3,554,261
Payable for:
Investments purchased on a delayed delivery basis	261,291,746
Capital shares purchased	5,106,863
Variation margin for futures contracts	8,651,482
Variation margin for swap contracts	585,075
Management services fees	317,739
Distribution and/or service fees	15,595
Transfer agent fees	159,943
Compensation of board members	36,061
Other expenses	113,219
Trustees’ deferred compensation plan	147,054
Total liabilities	279,979,038
Net assets applicable to outstanding capital stock	$4,143,779,072
Represented by
Paid in capital	4,544,573,226
Total distributable earnings (loss)	(400,794,154)
Total - representing net assets applicable to outstanding capital stock	$4,143,779,072
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2022	17

Statement of Assets and Liabilities  (continued)
May 31, 2022
Class A
Net assets	$185,112,388
Shares outstanding	19,107,081
Net asset value per share	$9.69
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.28
Advisor Class
Net assets	$86,570,137
Shares outstanding	8,915,122
Net asset value per share	$9.71
Class C
Net assets	$94,069,243
Shares outstanding	10,241,766
Net asset value per share	$9.18
Institutional Class
Net assets	$3,693,808,535
Shares outstanding	380,744,044
Net asset value per share	$9.70
Institutional 2 Class
Net assets	$63,728,731
Shares outstanding	6,546,000
Net asset value per share	$9.74
Institutional 3 Class
Net assets	$19,579,460
Shares outstanding	2,010,142
Net asset value per share	$9.74
Class R
Net assets	$910,578
Shares outstanding	95,231
Net asset value per share	$9.56
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

Statement of Operations
Year Ended May 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$6,319,269
Dividends — affiliated issuers	110,264,229
Interest	52,732,013
Foreign taxes withheld	(74,135)
Total income	169,241,376
Expenses:
Management services fees	29,704,707
Distribution and/or service fees
Class A	470,177
Class C	1,122,719
Class R	4,031
Transfer agent fees
Class A	88,406
Advisor Class	37,494
Class C	52,522
Institutional Class	1,853,370
Institutional 2 Class	37,774
Institutional 3 Class	4,403
Class R	380
Compensation of board members	63,692
Custodian fees	227,688
Printing and postage fees	131,138
Registration fees	277,411
Audit fees	54,750
Legal fees	51,257
Interest on collateral	405,056
Compensation of chief compliance officer	1,333
Other	52,855
Total expenses	34,641,163
Net investment income	134,600,213
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	32,724,292
Investments — affiliated issuers	76,109,005
Capital gain distributions from underlying affiliated funds	669,026
Foreign currency translations	(576,234)
Forward foreign currency exchange contracts	149,563,905
Futures contracts	39,555,895
Swap contracts	3,830,017
Net realized gain	301,875,906
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(395,177,361)
Investments — affiliated issuers	(56,129,313)
Foreign currency translations	(414,680)
Forward foreign currency exchange contracts	12,881,103
Futures contracts	(125,060,325)
Swap contracts	(22,653,891)
Net change in unrealized appreciation (depreciation)	(586,554,467)
Net realized and unrealized loss	(284,678,561)
Net decrease in net assets resulting from operations	$(150,078,348)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2022	19

Statement of Changes in Net Assets
	Year Ended May 31, 2022	Year Ended May 31, 2021
Operations
Net investment income	$134,600,213	$5,845,344
Net realized gain	301,875,906	463,916,290
Net change in unrealized appreciation (depreciation)	(586,554,467)	196,658,755
Net increase (decrease) in net assets resulting from operations	(150,078,348)	666,420,389
Distributions to shareholders
Net investment income and net realized gains
Class A	(32,135,555)	(1,548,063)
Advisor Class	(15,402,896)	(1,159,036)
Class C	(19,874,747)	(616,774)
Institutional Class	(688,785,814)	(75,347,293)
Institutional 2 Class	(10,298,112)	(1,180,953)
Institutional 3 Class	(3,879,770)	(435,933)
Class R	(143,242)	(2,542)
Total distributions to shareholders	(770,520,136)	(80,290,594)
Increase in net assets from capital stock activity	796,520,568	505,297,035
Total increase (decrease) in net assets	(124,077,916)	1,091,426,830
Net assets at beginning of year	4,267,856,988	3,176,430,158
Net assets at end of year	$4,143,779,072	$4,267,856,988
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2022		May 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	5,594,187	60,975,090	3,511,911	39,359,283
Distributions reinvested	2,892,709	30,402,371	129,351	1,481,063
Redemptions	(3,845,595)	(41,535,809)	(2,932,206)	(33,082,610)
Net increase	4,641,301	49,841,652	709,056	7,757,736
Advisor Class
Subscriptions	4,316,404	50,176,542	3,605,975	41,235,461
Distributions reinvested	1,464,052	15,401,823	101,116	1,158,793
Redemptions	(1,956,212)	(21,388,286)	(2,600,008)	(29,970,824)
Net increase	3,824,244	44,190,079	1,107,083	12,423,430
Class C
Subscriptions	1,315,151	14,422,781	1,740,304	18,919,109
Distributions reinvested	1,938,855	19,369,165	54,694	601,087
Redemptions	(2,798,883)	(28,824,303)	(1,666,684)	(18,196,912)
Net increase	455,123	4,967,643	128,314	1,323,284
Institutional Class
Subscriptions	81,121,176	911,145,226	99,516,165	1,122,158,944
Distributions reinvested	63,639,272	668,848,747	6,403,075	73,315,210
Redemptions	(80,310,337)	(897,830,976)	(64,186,723)	(733,957,702)
Net increase	64,450,111	682,162,997	41,732,517	461,516,452
Institutional 2 Class
Subscriptions	4,439,815	49,138,569	4,384,916	50,120,358
Distributions reinvested	976,124	10,298,112	102,870	1,180,952
Redemptions	(4,172,968)	(47,429,487)	(2,922,457)	(33,482,213)
Net increase	1,242,971	12,007,194	1,565,329	17,819,097
Institutional 3 Class
Subscriptions	142,545	1,630,519	481,381	5,302,208
Distributions reinvested	367,700	3,879,234	37,934	435,867
Redemptions	(258,132)	(2,731,456)	(121,776)	(1,372,157)
Net increase	252,113	2,778,297	397,539	4,365,918
Class R
Subscriptions	50,566	577,024	10,730	117,004
Distributions reinvested	13,745	142,672	223	2,525
Redemptions	(13,213)	(146,990)	(2,663)	(28,411)
Net increase	51,098	572,706	8,290	91,118
Total net increase	74,916,961	796,520,568	45,648,128	505,297,035
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2022	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2022	$12.10	0.32	(0.59)	(0.27)	(0.42)	(1.72)	(2.14)
Year Ended 5/31/2021	$10.25	(0.01)	1.97	1.96	(0.04)	(0.07)	(0.11)
Year Ended 5/31/2020	$10.44	0.08	0.51	0.59	(0.26)	(0.52)	(0.78)
Year Ended 5/31/2019	$10.81	0.20	0.01	0.21	(0.35)	(0.23)	(0.58)
Year Ended 5/31/2018	$10.83	0.04	0.72	0.76	—	(0.78)	(0.78)
Advisor Class
Year Ended 5/31/2022	$12.12	0.38	(0.62)	(0.24)	(0.44)	(1.73)	(2.17)
Year Ended 5/31/2021	$10.37	0.02	1.98	2.00	(0.10)	(0.15)	(0.25)
Year Ended 5/31/2020	$10.55	0.10	0.53	0.63	(0.29)	(0.52)	(0.81)
Year Ended 5/31/2019	$10.92	0.23	0.01	0.24	(0.38)	(0.23)	(0.61)
Year Ended 5/31/2018	$10.92	0.07	0.71	0.78	(0.00)(e)	(0.78)	(0.78)
Class C
Year Ended 5/31/2022	$11.57	0.23	(0.57)	(0.34)	(0.37)	(1.68)	(2.05)
Year Ended 5/31/2021	$9.85	(0.09)	1.87	1.78	—	(0.06)	(0.06)
Year Ended 5/31/2020	$10.05	0.00(e)	0.50	0.50	(0.18)	(0.52)	(0.70)
Year Ended 5/31/2019	$10.42	0.11	0.02	0.13	(0.27)	(0.23)	(0.50)
Year Ended 5/31/2018	$10.55	(0.04)	0.69	0.65	—	(0.78)	(0.78)
Institutional Class
Year Ended 5/31/2022	$12.11	0.35	(0.59)	(0.24)	(0.44)	(1.73)	(2.17)
Year Ended 5/31/2021	$10.36	0.02	1.98	2.00	(0.10)	(0.15)	(0.25)
Year Ended 5/31/2020	$10.55	0.11	0.51	0.62	(0.29)	(0.52)	(0.81)
Year Ended 5/31/2019	$10.91	0.22	0.03	0.25	(0.38)	(0.23)	(0.61)
Year Ended 5/31/2018	$10.91	0.06	0.72	0.78	(0.00)(e)	(0.78)	(0.78)
Institutional 2 Class
Year Ended 5/31/2022	$12.15	0.32	(0.56)	(0.24)	(0.44)	(1.73)	(2.17)
Year Ended 5/31/2021	$10.39	0.02	1.98	2.00	(0.10)	(0.14)	(0.24)
Year Ended 5/31/2020	$10.57	0.10	0.53	0.63	(0.29)	(0.52)	(0.81)
Year Ended 5/31/2019	$10.93	0.22	0.03	0.25	(0.38)	(0.23)	(0.61)
Year Ended 5/31/2018	$10.93	0.06	0.72	0.78	(0.00)(e)	(0.78)	(0.78)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2022	$9.69	(3.62%)	1.00%(c)	1.00%(c)	2.82%	260%	$185,112
Year Ended 5/31/2021	$12.10	19.17%	1.00%(c)	1.00%(c)	(0.06%)	227%	$175,015
Year Ended 5/31/2020	$10.25	5.41%	1.01%(c)	1.01%(c),(d)	0.74%	314%	$141,074
Year Ended 5/31/2019	$10.44	2.33%	1.00%	1.00%(d)	1.87%	203%	$120,147
Year Ended 5/31/2018	$10.81	7.07%	0.99%	0.99%(d)	0.33%	210%	$132,920
Advisor Class
Year Ended 5/31/2022	$9.71	(3.36%)	0.75%(c)	0.75%(c)	3.39%	260%	$86,570
Year Ended 5/31/2021	$12.12	19.38%	0.75%(c)	0.75%(c)	0.20%	227%	$61,716
Year Ended 5/31/2020	$10.37	5.71%	0.76%(c)	0.76%(c),(d)	0.98%	314%	$41,312
Year Ended 5/31/2019	$10.55	2.58%	0.75%	0.75%(d)	2.14%	203%	$30,420
Year Ended 5/31/2018	$10.92	7.26%	0.74%	0.74%(d)	0.59%	210%	$19,764
Class C
Year Ended 5/31/2022	$9.18	(4.39%)	1.75%(c)	1.75%(c)	2.11%	260%	$94,069
Year Ended 5/31/2021	$11.57	18.14%	1.75%(c)	1.75%(c)	(0.80%)	227%	$113,245
Year Ended 5/31/2020	$9.85	4.73%	1.76%(c)	1.76%(c),(d)	0.00%	314%	$95,090
Year Ended 5/31/2019	$10.05	1.56%	1.75%	1.75%(d)	1.10%	203%	$94,648
Year Ended 5/31/2018	$10.42	6.19%	1.74%	1.74%(d)	(0.43%)	210%	$109,335
Institutional Class
Year Ended 5/31/2022	$9.70	(3.37%)	0.75%(c)	0.75%(c)	3.08%	260%	$3,693,809
Year Ended 5/31/2021	$12.11	19.40%	0.75%(c)	0.75%(c)	0.19%	227%	$3,831,565
Year Ended 5/31/2020	$10.36	5.62%	0.76%(c)	0.76%(c),(d)	1.00%	314%	$2,845,593
Year Ended 5/31/2019	$10.55	2.67%	0.75%	0.75%(d)	2.11%	203%	$2,618,924
Year Ended 5/31/2018	$10.91	7.26%	0.74%	0.74%(d)	0.59%	210%	$2,782,662
Institutional 2 Class
Year Ended 5/31/2022	$9.74	(3.36%)	0.76%(c)	0.76%(c)	2.78%	260%	$63,729
Year Ended 5/31/2021	$12.15	19.38%	0.76%(c)	0.76%(c)	0.17%	227%	$64,418
Year Ended 5/31/2020	$10.39	5.69%	0.77%(c)	0.77%(c)	0.95%	314%	$38,829
Year Ended 5/31/2019	$10.57	2.65%	0.76%	0.76%	2.10%	203%	$22,397
Year Ended 5/31/2018	$10.93	7.24%	0.75%	0.75%	0.57%	210%	$16,033
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2022	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2022	$12.16	0.36	(0.61)	(0.25)	(0.44)	(1.73)	(2.17)
Year Ended 5/31/2021	$10.41	0.03	1.99	2.02	(0.11)	(0.16)	(0.27)
Year Ended 5/31/2020	$10.59	0.11	0.52	0.63	(0.29)	(0.52)	(0.81)
Year Ended 5/31/2019	$10.95	0.32	(0.07)(f)	0.25	(0.38)	(0.23)	(0.61)
Year Ended 5/31/2018	$10.95	0.07	0.72	0.79	(0.01)	(0.78)	(0.79)
Class R
Year Ended 5/31/2022	$11.97	0.30	(0.60)	(0.30)	(0.40)	(1.71)	(2.11)
Year Ended 5/31/2021	$10.13	(0.03)	1.93	1.90	—	(0.06)	(0.06)
Year Ended 5/31/2020	$10.32	0.05	0.52	0.57	(0.24)	(0.52)	(0.76)
Year Ended 5/31/2019	$10.69	0.16	0.02	0.18	(0.32)	(0.23)	(0.55)
Year Ended 5/31/2018	$10.75	(0.01)	0.73	0.72	—	(0.78)	(0.78)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	5/31/2022	5/31/2021	5/31/2020
Class A	0.01%	less than 0.01%	less than 0.01%
Advisor Class	0.01%	less than 0.01%	less than 0.01%
Class C	0.01%	less than 0.01%	less than 0.01%
Institutional Class	0.01%	less than 0.01%	less than 0.01%
Institutional 2 Class	0.01%	less than 0.01%	less than 0.01%
Institutional 3 Class	0.01%	less than 0.01%	less than 0.01%
Class R	0.01%	less than 0.01%	less than 0.01%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2022	$9.74	(3.40%)	0.72%(c)	0.72%(c)	3.13%	260%	$19,579
Year Ended 5/31/2021	$12.16	19.53%	0.71%(c)	0.71%(c)	0.23%	227%	$21,369
Year Ended 5/31/2020	$10.41	5.73%	0.72%(c)	0.72%(c)	1.04%	314%	$14,168
Year Ended 5/31/2019	$10.59	2.67%	0.71%	0.71%	3.02%	203%	$13,063
Year Ended 5/31/2018	$10.95	7.29%	0.69%	0.69%	0.65%	210%	$3
Class R
Year Ended 5/31/2022	$9.56	(3.91%)	1.25%(c)	1.25%(c)	2.69%	260%	$911
Year Ended 5/31/2021	$11.97	18.82%	1.25%(c)	1.25%(c)	(0.31%)	227%	$528
Year Ended 5/31/2020	$10.13	5.22%	1.26%(c)	1.26%(c),(d)	0.51%	314%	$363
Year Ended 5/31/2019	$10.32	2.07%	1.25%	1.25%(d)	1.54%	203%	$424
Year Ended 5/31/2018	$10.69	6.75%	1.25%	1.25%(d)	(0.08%)	210%	$325
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Adaptive Risk Allocation Fund | Annual Report 2022	25

Notes to Financial Statements
May 31, 2022
Note 1. Organization
Columbia Adaptive Risk Allocation Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund invests significantly in shares of affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates as well as third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website at www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
26	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its
Columbia Adaptive Risk Allocation Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
May 31, 2022
obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
28	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Columbia Adaptive Risk Allocation Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
May 31, 2022
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
30	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes and to synthetically add or subtract principal exposure to a market.  These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2022:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	292,750*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	67,545*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	5,199,316
Total		5,559,611

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	4,729,567*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	10,443,866*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	3,554,261
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	29,342,424*
Total		48,070,118

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Adaptive Risk Allocation Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
May 31, 2022
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	1,295,307	1,295,307
Equity risk	—	80,224,178	—	80,224,178
Foreign exchange risk	149,563,905	—	—	149,563,905
Interest rate risk	—	(40,668,283)	2,534,710	(38,133,573)
Total	149,563,905	39,555,895	3,830,017	192,949,817

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(22,653,891)	(22,653,891)
Equity risk	—	(94,390,218)	—	(94,390,218)
Foreign exchange risk	12,881,103	—	—	12,881,103
Interest rate risk	—	(30,670,107)	—	(30,670,107)
Total	12,881,103	(125,060,325)	(22,653,891)	(134,833,113)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2022:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	2,262,415,510*
Credit default swap contracts — buy protection	7,275,228**
Credit default swap contracts — sell protection	1,029,964,961*

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	7,970,369*	(3,963,308)*
Interest rate swap contracts	376,818**	(40,970)**

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2022.
**	Based on the ending daily outstanding amounts for the year ended May 31, 2022.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
32	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2022:
	Citi ($)	Goldman Sachs International ($)	HSBC ($)	Morgan Stanley ($)	Standard Chartered ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	897,523	32,219	1,400,790	-	80,540	2,788,244	5,199,316
Liabilities
Centrally cleared credit default swap contracts (a)	-	-	-	585,075	-	-	585,075
Forward foreign currency exchange contracts	1,982,304	345,594	542,146	-	-	684,217	3,554,261
Total liabilities	1,982,304	345,594	542,146	585,075	-	684,217	4,139,336
Total financial and derivative net assets	(1,084,781)	(313,375)	858,644	(585,075)	80,540	2,104,027	1,059,980
Total collateral received (pledged) (b)	-	-	-	(585,075)	-	-	(585,075)
Net amount (c)	(1,084,781)	(313,375)	858,644	-	80,540	2,104,027	1,645,055

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
Columbia Adaptive Risk Allocation Fund | Annual Report 2022	33

Notes to Financial Statements  (continued)
May 31, 2022
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
34	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) a fee that declines from 0.06% to 0.03%, depending on asset levels, on assets invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay a management fee (or advisory fee, as applicable) to the Investment Manager, (ii) a fee that declines from 0.16% to 0.13%, depending on asset levels, on assets invested in exchange-traded funds and mutual funds that are not managed by the Investment Manager or its affiliates and (iii) a fee that declines from 0.76% to 0.63%, depending on asset levels, on assets invested in securities, instruments and other assets not described above, including affiliated mutual funds, exchange-traded funds and closed-end funds advised by the Investment Manager that do not pay a management fee, third party closed-end funds, derivatives and individual securities. The effective management services fee rate for the year ended May 31, 2022 was 0.67% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds (also referred to as "acquired funds") in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Columbia Adaptive Risk Allocation Fund | Annual Report 2022	35

Notes to Financial Statements  (continued)
May 31, 2022
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.05
Advisor Class	0.05
Class C	0.05
Institutional Class	0.05
Institutional 2 Class	0.06
Institutional 3 Class	0.02
Class R	0.05
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2022, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
36	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended May 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	320,150
Class C	—	1.00(b)	8,206

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through September 30, 2022
Class A	1.25%
Advisor Class	1.00
Class C	2.00
Institutional Class	1.00
Institutional 2 Class	1.01
Institutional 3 Class	0.96
Class R	1.50
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, tax straddles, post-October capital losses, re-characterization of distributions for investments, swap investments, principal and/or interest of fixed income securities, foreign capital gains tax, earnings and profits distributed to shareholders on the redemption of shares and foreign currency transactions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
Columbia Adaptive Risk Allocation Fund | Annual Report 2022	37

Notes to Financial Statements  (continued)
May 31, 2022
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
135,050,731	(139,829,475)	4,778,744
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2022			Year Ended May 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
455,778,260	314,741,876	770,520,136	58,672,674	21,617,920	80,290,594
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
59,858,783	—	—	(264,558,865)
At May 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
4,524,400,145	40,104,085	(304,662,950)	(264,558,865)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on June 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
—	195,817,778
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $7,829,221,432 and $7,507,501,704, respectively, for the year ended May 31, 2022, of which $5,158,322,703 and $4,695,934,327, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
38	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended May 31, 2022.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Columbia Adaptive Risk Allocation Fund | Annual Report 2022	39

Notes to Financial Statements  (continued)
May 31, 2022
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign currency risk
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private and public sectors’ debt problems of a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The departure of the United Kingdom (UK) from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
40	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Columbia Adaptive Risk Allocation Fund | Annual Report 2022	41

Notes to Financial Statements  (continued)
May 31, 2022
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At May 31, 2022, affiliated shareholders of record owned 83.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
42	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Adaptive Risk Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Adaptive Risk Allocation Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Adaptive Risk Allocation Fund | Annual Report 2022	43

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Section 199A dividends	Capital gain dividend
1.06%	$124,271,789
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
44	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Adaptive Risk Allocation Fund | Annual Report 2022	45

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
46	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Adaptive Risk Allocation Fund | Annual Report 2022	47

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
48	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia Adaptive Risk Allocation Fund | Annual Report 2022	49

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
50	Columbia Adaptive Risk Allocation Fund | Annual Report 2022

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Columbia Adaptive Risk Allocation Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN214_05_M01_(07/22)

Annual Report
May 31, 2022
Columbia Multi Strategy Alternatives Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Multi Strategy Alternatives Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Multi Strategy Alternatives Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with absolute (positive) returns over a complete market cycle.
Portfolio management
Columbia Management Investment Advisers, LLC
Marc Khalamayzer, CFA
Joshua Kutin, CFA
Matthew Ferrelli, CFA
Dan Boncarosky, CFA
Brian Virginia
Corey Lorenzen, CFA
Jason Callan
Tom Heuer, CFA
Ryan Osborn, CFA
AQR Capital Management, LLC
Jordan Brooks, Ph.D.
Jonathan Fader
Lars Nielsen
Yao Hua Ooi
Ashwin Thapar
PGIM Quantitative Solutions LLC
Marco Aiolfi, Ph.D.
Yesim Tokat-Acikel, Ph.D.
Average annual total returns (%) (for the period ended May 31, 2022)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	01/28/15	-3.54	-4.84	-4.05
	Including sales charges		-9.09	-5.96	-4.82
Advisor Class		01/28/15	-3.34	-4.60	-3.81
Class C	Excluding sales charges	01/28/15	-4.29	-5.55	-4.76
	Including sales charges		-5.23	-5.55	-4.76
Institutional Class		01/28/15	-3.32	-4.61	-3.83
Institutional 2 Class		01/28/15	-3.29	-4.52	-3.74
Institutional 3 Class		01/28/15	-3.21	-4.48	-3.68
Class R		01/28/15	-3.83	-5.08	-4.29
FTSE One-Month U.S. Treasury Bill Index			0.09	1.03	0.76
HFRX Global Hedge Fund Index			-3.01	2.35	1.78
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Fund’s performance prior to October 1, 2019 reflects returns achieved by the Investment Manager according to different principal investment strategies. If the Fund’s current management and strategies had been in place for the prior periods, results shown may have been different.
The FTSE One-Month U.S. Treasury Bill Index is an unmanaged index that represents the performance of one-month Treasury bills and reflects reinvestment of all distributions and changes in market prices.
HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (January 28, 2015 — May 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi Strategy Alternatives Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2022)
Asset-Backed Securities — Non-Agency	5.8
Commercial Mortgage-Backed Securities - Agency	0.1
Commercial Mortgage-Backed Securities - Non-Agency	4.8
Money Market Funds	40.5
Options Purchased Calls	0.1
Options Purchased Puts	0.1
Residential Mortgage-Backed Securities - Agency	12.6
Residential Mortgage-Backed Securities - Non-Agency	15.8
Treasury Bills	20.2
Total	100.0
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at May 31, 2022)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	507.5	(566.6)	(59.1)
Commodities Derivative Contracts	13.0	(9.6)	3.4
Equity Derivative Contracts	88.2	(103.2)	(15.0)
Foreign Currency Derivative Contracts	523.5	(552.8)	(29.3)
Total Notional Market Value of Derivative Contracts	1,132.2	(1,232.2)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income, commodity and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 of the Notes to Consolidated Financial Statements.

4	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
Columbia Management Investment Advisers, LLC (CMIA) serves as the investment manager for the Fund and attempts to achieve the Fund’s objective by managing a portion of the Fund’s assets and selecting one or more subadvisers to manage other sleeves independently of each other and CMIA. Portions of the Fund’s assets are subadvised by AQR Capital Management, LLC (AQR) and PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions) (formerly known as QMA LLC). As of May 31, 2022, CMIA, AQR and PGIM Quantitative Solutions managed approximately 48.2%, 26.9% and 24.9% of the portfolio, respectively.
For the 12-month period that ended May 31, 2022, Class A shares of Columbia Multi Strategy Alternatives Fund returned -3.54% excluding sales charges. To compare, the FTSE One-Month U.S. Treasury Bill Index returned 0.09% and the HFRX Global Hedge Fund Index returned -3.01% over the same time period. As an absolute return fund, it employs a benchmark agnostic strategy and therefore comparisons to the FTSE One-Month U.S. Treasury Bill Index and the HFRX Global Hedge Fund Index are for informational purposes only.
Market overview
U.S. equities reversed course during the last half of the 12-month period ending May 31, 2022, falling from record highs and ending three consecutive years of robust gains.  Energy stocks were the exception, significantly outperforming the overall equity market as measured by the S&P 500 Index. During the first quarter of 2022, for example, the energy sector outperformed the broad market by the largest quarterly margin on record.
Lingering Omicron-related worries were a headwind during the last half of the period, as were fears around inflation, durability of growth and the end of more than a decade of easy monetary policy coming from the Federal Reserve (Fed) and other global central banks. Volatility and risk-off sentiment spiked as investor concerns expanded to include ramifications of the Russia-Ukraine conflict. Commodity prices surged, particularly for oil and wheat, as the conflict in eastern Europe escalated into war and further complicated global supply chains.  Oil prices, which already were elevated on supply-demand imbalances, shot through a decade-high of more than $120 per barrel before retreating somewhat.
Despite occasional hints of peaceful resolution to the Russia-Ukraine conflict, as well as mostly resilient corporate earnings reports, equities continued a choppy decline until the Fed raised interest rates by 25 basis points in a widely anticipated move at its March meeting. (A basis point is 1/100 of a percent.) Although the announcement and accompanying projections of six additional hikes were hawkish, Fed Chairman Jerome Powell seemingly calmed investors with a more neutral tone and his assessment that the U.S. economy is generally strong and well-positioned to handle tighter monetary policy.
Any positive sentiment faded at the end of the period, however, as investors increasingly focused on persistent inflation and slowing economic growth, which were exacerbated by yet more supply-chain snarls.
CMIA
We employ the following strategies in separate sleeves to manage our portion of the Fund’s portfolio: G10 Currency (this strategy typically invests in short-term debt obligations and currency-linked derivatives); Global Tactical Asset Allocation (GTAA) (this strategy typically invests in stocks and bonds across traditional asset classes and markets through the use of derivatives such as futures and swaps); Mortgage Opportunities (this strategy typically invests in mortgage and other asset-backed securities); as well as a Liquidity sleeve (this strategy typically invests in U.S. government securities, high-quality short-term debt instruments, ETFs and futures).
Notable contributors in the CMIA portion of the Fund during the period
•	Short positions in foreign currencies in our G10 currency strategy contributed to performance during the period and offset some of the detraction from the strategy’s long positions.
○	Short positions in Japanese Yen (JPY) and Euro (EUR), along with long positions in the Canadian Dollar (CAD) and New Zealand Dollar (NZD), contributed positively during the period.
•	Within the GTAA strategy, underweights (short positions) in U.S. equity helped equity performance.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Notable detractors in the CMIA portion of the Fund during the period
•	The most significant detractor from total returns during the period came from the Mortgage Opportunities non-traditional bond strategy held within our portion of the portfolio.
○	This sleeve tends to historically focus on exposures related to high-quality agency mortgage-backed securities, higher yielding non-agency residential and commercial mortgage-backed securities, and asset-backed securities.
○	In a volatile environment marked with a risk-off sentiment, concerns surrounding extension risk and a slowing housing market, the sleeve did experience some meaningful downside over the past year.
○	In response to the changing landscape, where volatility has increased across a large swath of the sleeve’s investable universe, its managers have shifted higher the sleeve’s overall credit quality.
•	Negative performance in our G10 currency strategy during the period was driven by long positions in foreign currencies that detracted from returns.
○	During this period, the G10 foreign exchange (FX) strategy was generally positively correlated to risk assets and commodities, and negatively correlated to the U.S. Dollar.
○	On average, long positions in the Norwegian Krone (NOK), Swedish Krona (SEK), and British Pound (GBP) and short positions in the Australian Dollar (AUD) and Swiss Franc (CHF) contributed negatively to the overall performance.
•	Finally, the GTAA strategy, which invests on a long/short basis across both equity and fixed-income markets, experienced another challenging year. Some of the key drivers of returns for the GTAA strategy over the period were as follows:
○	Both equity and fixed-income positioning hurt performance in our portion of the Fund during the 12-month period.
○	Relative overweights (long positions) in emerging market equity and European equity hurt performance in the period.
○	Relative short positions in Australian and European fixed-income-related markets detracted from returns.
AQR
Our portion of the Fund’s portfolio delivered positive results during the period, surpassing the returns of the FTSE One-Month U.S. Treasury Bill Index and the HFRX Global Hedge Fund Index.
The global macro strategy we use to manage our portion of the Fund’s portfolio aims to determine appropriate positioning based on a broad set of inputs, encompassing both systematic analysis of large quantities of economic and financial data as well as discretionary analysis of qualitative information. The strategy is implemented using derivative instruments, as we believe derivatives offer the most liquid, lowest cost and efficient way to gain diversified exposure across asset classes. The strategy primarily invests in liquid derivatives including global developed and emerging market exchange-traded futures, futures-related instruments, forward contracts, and interest rate swaps across four major asset classes: commodities, currencies, fixed income (including government bonds and interest rates) and equities.
Notable contributors in the AQR portion of the Fund during the period
•	For systematic views, positions in commodities and equities contributed positively over the reporting period.
•	Notable contributors among these asset classes include directional metals commodity market strategies and emerging market equity strategies.
•	From a factor perspective, price momentum and fundamental momentum drove positive performance for our portion of the Fund.
•	In emerging equities, the relative value and directional strategies both contributed positively to performance.
6	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	In the relative value strategy, gains were driven by short exposure to Chinese H shares and long exposure to Taiwan equities.
○	Chinese equity markets have consistently underperformed the cross section of emerging markets over the last twelve months, beginning with a regulatory crackdown on large market-weight companies and more recently due to a sharp slowdown in growth as a result of virus-related activity curbs.
○	Taiwan has outperformed the cross-section as the heavy market weight of semiconductors companies in the index benefitted from strong global demand.
•	Short exposure to Korean equities also drove positive performance in the directional strategy. Korean equities struggled over the period given the continued slowing in growth in China – the country’s main trading partner.
•	In the metals directional strategy, long exposure to nickel drove gains. Nickel prices spiked with the Russian invasion of Ukraine, as the market expected that Russia’s position as a major nickel exporter would tighten global supplies.
•	For discretionary views, positive performance was driven by fixed income with equities and commodities also adding to gains.
○	A directional short position in U.S. 5-year Treasury futures was the main contributor to fixed income outperformance. Bonds performed poorly over the period as inflation continued to accelerate and the Fed began its steepest rate hiking cycle in over twenty years.
○	A directional short position in the NASDAQ in 2022 has been the most profitable position in the discretionary equities strategies. Longer duration tech companies that came into the year with demanding multiples have underperformed with the rise in bond yields.
•	At the country level, exposures to Brazil, Russia, and Japan were the top three contributors.
○	Short exposure to Brazilian equity markets added to returns in the fourth quarter of 2021 as markets began to worry that the government would breach their fiscal spending limit ahead of the election. This led to higher bond yields and weighed on the relative attractiveness of equities for domestic investors.
○	Short positions in the Russian ruble contributed to returns in the first quarter of 2022 as the invasion of Ukraine weighed broadly on Russian assets.
○	Relative long positions in Japanese bonds have proven profitable throughout the reporting period, but particularly in 2022 as the Bank of Japan has committed to its accommodative policy stance while other central banks tighten policy.
Notable detractors in the AQR portion of the Fund during the period
•	For systematic views, positions in currencies were the largest detractor with fixed income also detracting.
○	Notable detractors among these asset classes include developed currency strategies, yield curve, and developed interest rates relative value strategies.
○	From a factor perspective, carry (notably in fixed income) and value (mostly in equity and commodity strategies) detracted.
•	Within developed currency strategies, long exposure to the Swedish Krona was the main detractor over the period. While many central banks were moving towards more hawkish rhetoric and starting to raise interest rates, the Riksbank remained dovish, only hiking their policy rate for the first time this cycle at their April 2022 meeting.
•	Within yield curve strategies, relative positioning of 2s10s UK steepeners and Euro flatteners in the second half of 2021 was the main detractor over the period. (A steepener is a type of interest rate swap that seeks to benefit from rising yield differences as a result of an increase in the yield curve of two T-bonds of different maturities, in this case the difference between the yield on the 10-year Gilt and the 2-year Gilt.)
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	7

Manager Discussion of Fund Performance  (continued)
(Unaudited)
○	The Bank of England became one of the first developed market central banks to raise rates, surprising markets with a 15 basis point rate hike at its December 2021 meeting, and leading to the pricing-in of more rate increases. (A basis point is 1/100 of a percent.)
○	The European Central Bank (ECB), on the other hand, pushed back against market expectations of interest rate hikes, and continued its asset purchase programs despite well-above-target inflation.
•	Within developed interest rate relative value strategies, long exposure to New Zealand 2-year interest rate swaps and short Euro 2-year interest rate swaps was the main detractor over the period.
○	Long positions in New Zealand weighed on returns in mid-2021 as the Reserve Bank of New Zealand increased hawkish rhetoric before raising interest rates at its October meeting.
○	Relative long positions in the Euro area underperformed on continued ECB dovishness despite high inflation in the second half of 2021.
PGIM Quantitative Solutions
Our portion of the Fund outperformed the FTSE One-Month U.S. Treasury Bill Index during the reporting period. We believe that persistent return opportunities are generated by risk premia and mis-pricings. Further, we believe that a systematic framework using a mix of fundamental and market-based factors can identify those investment opportunities. We utilize a fundamental understanding of the drivers of returns to determine the most suitable set of factors for each asset class. In our Global Macro strategy, we have developed 6 independent absolute return strategies to harvest these investment opportunities. We believe our approach is sustainable and robust consistent with the regular variation in prices relative to fundamentals that occur over a business cycle.
Notable contributors in the PGIM Quantitative Solutions portion of the Fund during the period
•	Our portion of the Fund benefited from relative value positioning in commodity futures, including net long positioning in the energy sector.
○	Our strategy gained from overweights in heating oil, nickel and WTI (West Texas Intermediate) crude oil.
○	The strategy benefited from the strong factor performance across the board, particularly sentiment and risk factors.
•	Our directional strategies, which take views across asset classes, contributed during the period, primarily driven by our overweight in commodities markets, underweight in global equities, and net long U.S. Dollar positioning.
•	Opportunistic strategies also contributed, mainly coming from positioning in the slope of the U.S. Treasury yield curve and in U.S. Equities.
•	The top performing country allocation in our portion of the Fund was short positioning in the New Zealand Dollar followed by positioning in the British Pound and UK Gilts.
○	We were short the New Zealand Dollar for the majority of the period, flipping from a short to a small long in December 2021 and turning short again in February 2022. The New Zealand Dollar was generally down over the reporting period. Our positioning was mainly driven by carry and growth factors.
○	We were short the British Pound for the full period based on negative readings of the growth environment and risk sentiment. The Pound depreciated versus the U.S. Dollar over the reporting period due to diverging monetary policies and deterioration in risk appetite
○	We were short UK Gilts over almost the full reporting period. We flipped from short to neutral at the end of May 2022. UK Gilts were down over the full period, due to rising rates driven by inflation concerns and anticipated monetary policy tightening.
8	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Notable detractors in the PGIM Quantitative Solutions portion of the Fund during the period
•	Positioning in our currency and sovereign bond relative value strategies detracted from performance in our portion of the Fund during the period.
•	The largest detractor was our relative value global currency sub-strategy. The losses were mainly driven by overweights in the Swedish Krona, Norwegian Krone and Japanese Yen. Carry and value factors were the main drivers of underperformance.
•	Our relative value global government bond sub-strategy also detracted, primarily driven by long positioning in Australian, French, and Canadian government bonds. In this case our carry and growth factors were the main detractors.
•	The largest detracting international country positions over the period were Australian bonds, the Swedish Krona and the Norwegian Krone.
○	We were long Australian bonds for the full period on the back of favorable carry and growth factors and trimmed the position in April 2022. Australian bonds lost value due to inflationary concerns and monetary policy tightening.
○	We were long the Swedish Krona for the majority of the reporting period. We trimmed our long exposure in March 2022 and flipped to a short position in April 2022. The Swedish Krona depreciated versus the U.S. Dollar over the full period, with the majority of the losses coming in 2021 due to diverging monetary policies.
○	We began the period with a short position in the Norwegian Krone, reduced our exposure to roughly flat in June 2021 and flipped to a long position in September 2021. The Norwegian Krone depreciated versus the U.S. Dollar over the period due to diverging monetary policies and deterioration in risk appetite, and losses were overall equally distributed in 2021 and in 2022.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Alternative investments cover a broad range of strategies and structures designed to be low or non-correlated to traditional equity and fixed-income markets and involve substantial risks and are more volatile than traditional investments, making them more suitable for investors with an above average-tolerance for risk. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The sales price the Fund (or its underlying investments) could receive for any particular investment may differ from the Fund’s (or underlying investments’) valuation of the investment. As a non-diversified fund, fewer investments could have a greater effect on performance.  See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	9

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2021 — May 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,013.10	1,018.35	6.63	6.64	1.32
Advisor Class	1,000.00	1,000.00	1,014.30	1,019.60	5.37	5.39	1.07
Class C	1,000.00	1,000.00	1,009.40	1,014.66	10.32	10.35	2.06
Institutional Class	1,000.00	1,000.00	1,014.20	1,019.60	5.37	5.39	1.07
Institutional 2 Class	1,000.00	1,000.00	1,014.60	1,019.80	5.17	5.19	1.03
Institutional 3 Class	1,000.00	1,000.00	1,014.90	1,020.04	4.92	4.94	0.98
Class R	1,000.00	1,000.00	1,011.80	1,017.10	7.87	7.90	1.57
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
10	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Consolidated Portfolio of Investments
May 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 5.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class DR
3-month USD LIBOR + 6.870% Floor 6.870% 04/15/2034	7.914%	1,500,000	1,417,211
Bain Capital Credit CLO Ltd.(a),(b)
Series 2020-4A Class E
3-month USD LIBOR + 7.950% Floor 7.950% 10/20/2033	9.013%	900,000	861,728
Carlyle Global Market Strategies(a),(b)
Series 2021-5A Class E
3-month USD LIBOR + 6.250% Floor 6.250% 07/20/2034	7.313%	1,000,000	904,644
Carlyle US CLO Ltd.(a),(b)
Series 2016-4A Class A2R
3-month USD LIBOR + 1.450% Floor 1.450% 10/20/2027	2.513%	3,100,000	2,994,073
Consumer Loan Underlying Bond Credit Trust(a),(c),(d)
Subordinated Series 2018-P1 Class CERT
07/15/2025	0.000%	100,000	1,085,000
Subordinated Series 2018-P2 Class CERT
10/15/2025	0.000%	100,000	980,000
Consumer Underlying Bond Securitization(a)
Series 2018-1 Class A
02/17/2026	4.790%	32,915	32,915
Dryden 86 CLO Ltd.(a),(b)
Series 2020-86A Class ER
3-month USD LIBOR + 6.500% Floor 6.500% 07/17/2034	7.544%	1,400,000	1,299,327
ENVA LLC(a)
Series 2019-A Class C
06/22/2026	7.620%	214,407	214,874
Exeter Automobile Receivables Trust(a)
Subordinated Series 2021-2A Class E
07/17/2028	2.900%	900,000	843,060
Freed ABS Trust(a)
Subordinated Series 2021-1CP Class C
03/20/2028	2.830%	700,000	690,168
LendingClub Receivables Trust(a),(c),(d)
Series 2020-2 Class R
02/15/2046	0.000%	85,000	323,000
LendingClub Receivables Trust(a),(c),(d),(e)
Series 2020-JPSL Class R
02/15/2025	0.000%	50,000	1,234,000
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
LendingPoint Asset Securitization Trust(a),(d)
Subordinated Series 2021-1 Class C
04/15/2027	4.935%	1,150,000	1,131,313
Subordinated Series 2021-1 Class D
04/15/2027	7.226%	1,000,000	980,000
LendingPoint Asset Securitization Trust(a)
Subordinated Series 2021-A Class C
12/15/2028	2.750%	2,000,000	1,934,608
Subordinated Series 2022-A Class D
06/15/2029	4.540%	1,700,000	1,642,138
LP LMS Asset Securitization Trust(a)
Series 2021-2A Class A
01/15/2029	1.750%	844,985	832,728
LP LMS Asset Securitization Trust(a),(d)
Subordinated Series 2021-2A Class B
01/15/2029	2.330%	500,000	478,750
Madison Park Funding XLVII Ltd.(a),(b)
Series 2020-47A Class E
3-month USD LIBOR + 7.460% Floor 7.460% 01/19/2034	8.504%	500,000	476,469
Madison Park Funding XXIV Ltd.(a),(b)
Series 2016-24A Class BR
3-month USD LIBOR + 1.750% 10/20/2029	2.813%	7,000,000	6,880,685
Marlette Funding Trust(a)
Series 2021-1A Class D
06/16/2031	2.470%	100,000	95,889
Octagon Investment Partners 47 Ltd.(a),(b)
Series 2020-1A Class ER
3-month USD LIBOR + 6.250% Floor 6.250% 07/20/2034	7.313%	750,000	662,367
Pagaya AI Debt Selection Trust(a),(d)
Series 2020-2 Class NOTE
12/15/2027	7.500%	325,187	322,748
Pagaya AI Debt Selection Trust(a),(c),(d)
Series 2020-3 Class CERT
05/17/2027	0.000%	3,200,000	896,106
Series 2021-1 Class CERT
11/15/2027	0.000%	1,846,200	1,384,650
Subordinated Series 2021-5 Class
08/15/2029	0.000%	865,000	968,800
Pagaya AI Debt Selection Trust(a)
Series 2021-2 Class NOTE
01/25/2029	3.000%	678,581	659,659
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	11

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-5 Class A
08/15/2029	1.530%	373,324	363,397
Subordinated Series 2021-3 Class C
05/15/2029	3.270%	1,064,942	986,751
Subordinated Series 2021-5 Class C
08/15/2029	3.930%	1,500,000	1,361,115
Palmer Square Loan Funding Ltd.(a),(b)
Series 2020-4A Class D
3-month USD LIBOR + 7.050% Floor 7.050% 11/25/2028	8.574%	1,000,000	951,310
Prosper Pass-Through Trust(a),(d)
Series 2019-ST2 Class A
11/15/2025	3.750%	316,564	319,730
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	941,089	901,349
RR 16 Ltd.(a),(b)
Series 2021-16A Class D
3-month USD LIBOR + 6.250% Floor 6.250% 07/15/2036	7.294%	1,000,000	914,779
SoFi Consumer Loan Program LLC(a),(c),(d),(e)
Series 2016-4 Class R
11/25/2025	0.000%	100,000	729,985
Theorem Funding Trust(a)
Series 2020-1A Class C
10/15/2026	6.250%	2,300,000	2,305,226
Subordinated Series 2021-1A Class B
12/15/2027	1.840%	1,000,000	921,812
Upstart Pass-Through Trust(a),(d)
Series 2020-ST4 Class A
11/20/2026	3.250%	454,588	449,545
Upstart Pass-Through Trust(a)
Series 2021-ST1 Class A
02/20/2027	2.750%	394,309	384,240
Series 2021-ST7 Class A
09/20/2029	1.850%	357,255	342,149
Upstart Securitization Trust(a)
Subordinated Series 2021-3 Class C
07/20/2031	3.280%	1,200,000	1,140,640
Subordinated Series 2021-5 Class C
11/20/2031	4.150%	1,200,000	1,135,142
US Auto Funding(a)
Subordinated Series 2021-1A Class D
03/15/2027	4.360%	1,125,000	1,045,208
Total Asset-Backed Securities — Non-Agency (Cost $49,365,135)			46,479,288

Commercial Mortgage-Backed Securities - Agency 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(f),(g)
Series 2019-102 Class IB
03/16/2060	0.828%	1,380,831	87,906
Series 2019-109 Class IO
04/16/2060	0.805%	2,472,762	155,238
Series 2019-131 Class IO
07/16/2061	0.802%	2,734,939	167,627
Series 2020-19 Class IO
12/16/2061	0.699%	1,803,828	108,677
Series 2020-3 Class IO
02/16/2062	0.627%	2,056,555	112,512
Total Commercial Mortgage-Backed Securities - Agency (Cost $1,509,518)			631,960

Commercial Mortgage-Backed Securities - Non-Agency 4.7%

BAMLL Commercial Mortgage Securities Trust(a),(f)
Subordinated Series 2013-WBRK Class E
03/10/2037	3.534%	500,000	431,691
BAMLL Commercial Mortgage Securities Trust(a),(b)
Subordinated Series 2018-DSNY Class D
1-month USD LIBOR + 1.700% Floor 1.700% 09/15/2034	2.575%	2,065,000	1,977,047
Subordinated Series 2019-RLJ Class C
1-month USD LIBOR + 1.600% Floor 1.600% 04/15/2036	2.475%	1,250,000	1,211,827
BBCMS Trust(a),(b)
Series 2018-BXH Class A
1-month USD LIBOR + 1.000% Floor 1.000% 10/15/2037	1.875%	207,394	200,213
BFLD Trust(a),(b)
Series 2019-DPLO Class F
1-month USD LIBOR + 2.540% Floor 2.540% 10/15/2034	3.415%	300,000	284,958
Series 2019-DPLO Class G
1-month USD LIBOR + 3.190% Floor 3.190% 10/15/2034	4.065%	1,000,000	964,147
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	3.275%	1,000,000	937,268
BX Commercial Mortgage Trust(a),(b)
Subordinated Series 2021-MFM1 Class G
1-month USD LIBOR + 3.900% Floor 3.900% 01/15/2034	4.775%	100,000	93,319

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	1,000,000	904,624
Series 2019-OC11 Class E
12/09/2041	4.076%	300,000	249,184
BXP Trust(a),(f)
Subordinated Series 2021-601L Class E
01/15/2044	2.776%	1,500,000	997,155
CHT Mortgage Trust(a),(b)
Series 2017-CSMO Class C
1-month USD LIBOR + 1.500% Floor 1.350% 11/15/2036	2.375%	1,000,000	1,000,000
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% Floor 2.100% 11/15/2036	3.125%	1,000,000	1,000,000
CLNY Trust(a),(b)
Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	3.596%	900,000	832,612
Series 2019-IKPR Class F
1-month USD LIBOR + 3.417% Floor 3.417% 11/15/2038	4.292%	1,350,000	1,228,702
Cold Storage Trust(a),(b)
Subordinated Series 2020-ICE5 Class F
1-month USD LIBOR + 3.492% Floor 3.333% 11/15/2037	4.367%	638,944	608,636
COMM Mortgage Trust(a),(f)
Series 2020-CBM Class F
02/10/2037	3.633%	2,200,000	1,928,560
Cosmopolitan Hotel Mortgage Trust(a),(b)
Subordinated Series 2017-CSMO Class F
1-month USD LIBOR + 3.741% Floor 3.741% 11/15/2036	4.616%	2,550,000	2,455,210
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class D
09/15/2037	4.373%	645,000	547,661
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	4,600,000	3,702,207
CSMC Trust(a),(f)
Subordinated Series 2019-UVIL Class E
12/15/2041	3.283%	600,000	456,987
Hilton USA Trust(a),(f)
Series 2016-HHV Class F
11/05/2038	4.194%	3,000,000	2,627,200
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	1,700,000	1,640,700
Home Partners of America Trust(a)
Series 2019-2 Class F
10/19/2039	3.866%	333,682	299,050
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Subordinated Series 2021-HTL5 Class E
1-month USD LIBOR + 3.515% Floor 3.515% 11/15/2038	4.390%	650,000	613,497
Subordinated Series 2021-HTL5 Class F
1-month USD LIBOR + 4.265% Floor 4.265% 11/15/2038	5.140%	550,000	517,054
Morgan Stanley Capital I Trust(a),(f)
Series 2019-MEAD Class E
11/10/2036	3.177%	600,000	537,816
Progress Residential Trust(a)
Series 2020-SFR1 Class F
04/17/2037	3.431%	575,000	536,529
Subordinated Series 2019-SFR3 Class E
09/17/2036	3.369%	1,000,000	966,369
Subordinated Series 2019-SFR3 Class F
09/17/2036	3.867%	6,700,000	6,513,428
Subordinated Series 2020-SFR2 Class F
06/18/2037	6.152%	500,000	480,827
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2017-SMP Class A
1-month USD LIBOR + 0.875% Floor 0.875% 12/15/2034	1.750%	1,000,000	987,736
Series 2020-SDAL Class E
1-month USD LIBOR + 2.740% Floor 2.740%, Cap 4.500% 02/15/2037	3.627%	500,000	466,105
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $39,532,861)			38,198,319

Residential Mortgage-Backed Securities - Agency(h) 12.6%

Federal Home Loan Mortgage Corp.
05/01/2052	3.000%	3,500,000	3,349,053
Federal Home Loan Mortgage Corp.(b),(g)
CMO Series 2013-101 Class HS
-1.0 x 1-month USD LIBOR + 6.500% Cap 6.500% 10/25/2043	5.494%	826,184	135,157

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	13

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Agency(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4987 Class KS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	5.074%	1,406,851	279,260
CMO Series 4993 Class MS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2050	5.044%	2,004,451	410,679
Federal Home Loan Mortgage Corp. REMICS(b),(g)
CMO Series 4606 Class SL
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 12/15/2044	5.125%	4,296,296	617,863
Federal Home Loan Mortgage Corp. REMICS(g)
CMO Series 5105 Class ID
05/25/2051	3.000%	2,943,197	587,126
CMO Series 5125 Class IT
09/25/2048	2.500%	6,063,521	828,699
Federal National Mortgage Association(b),(g)
CMO Series 2016-53 Class AS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/25/2046	4.994%	15,755,093	3,253,112
CMO Series 2020-38 Class WS
-1.0 x 1-month USD LIBOR + 5.000% Cap 5.000% 06/25/2050	3.994%	3,288,627	435,480
Federal National Mortgage Association(g)
CMO Series 2021-3 Class TI
02/25/2051	2.500%	5,323,379	947,627
CMO Series 2021-4 Class IO
02/25/2051	2.500%	5,389,542	925,278
Federal National Mortgage Association REMICS(g)
CMO Series 2021-22 Class LI
04/25/2051	3.000%	2,987,413	539,007
Freddie Mac STACR REMIC Trust(a),(b)
Subordinated CMO Series 2021-HQA2 Class B2
30-day Average SOFR + 5.450% 12/25/2033	6.035%	800,000	668,663
Government National Mortgage Association(b),(g)
CMO Series 2019-103 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/20/2049	5.123%	2,464,536	337,299
Residential Mortgage-Backed Securities - Agency(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-120 Class CS
-1.0 x 1-month USD LIBOR + 3.400% Cap 3.400% 09/20/2049	2.473%	21,696,164	1,227,363
CMO Series 2019-120 Class SA
-1.0 x 1-month USD LIBOR + 3.400% Cap 3.400% 09/20/2049	2.473%	2,540,889	143,702
CMO Series 2019-92 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/20/2049	5.173%	3,081,394	395,322
CMO Series 2019-98 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 08/20/2049	5.173%	9,063,142	1,111,646
CMO Series 2020-104 Class SA
-1.0 x 1-month USD LIBOR + 6.200% 07/20/2050	5.273%	1,611,616	204,594
CMO Series 2020-133 Class DS
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 09/20/2050	5.373%	6,338,099	1,023,406
CMO Series 2021-122 Class SB
-1.0 x 30-day Average SOFR + 2.600% Cap 2.600% 07/20/2051	2.101%	8,281,116	415,690
CMO Series 2021-122 Class SG
1-month USD LIBOR + 6.300% Cap 6.300% 07/20/2051	5.373%	4,342,588	684,295
CMO Series 2021-156 Class SA
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 09/20/2051	5.373%	4,187,102	748,892
CMO Series 2021-160 Class S
-1.0 x 30-day Average SOFR + 2.650% Cap 2.650% 09/20/2051	2.151%	6,343,205	340,047
CMO Series 2021-193 Class ES
30-day Average SOFR + 1.700% 11/20/2051	1.201%	23,091,118	181,614

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Agency(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-96 Class US
-1.0 x 30-day Average SOFR + 3.250% Cap 3.250% 06/20/2051	2.751%	3,816,884	275,805
CMO Series 2021-97 Class CS
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 06/20/2051	5.373%	3,985,417	642,143
Government National Mortgage Association(g)
CMO Series 2019-129 Class AI
10/20/2049	3.500%	1,958,961	320,523
CMO Series 2020-104 Class IY
07/20/2050	3.000%	2,873,170	478,620
CMO Series 2020-129 Class GI
09/20/2050	3.000%	2,816,097	457,106
CMO Series 2020-129 Class YI
09/20/2050	2.500%	3,555,453	501,238
CMO Series 2020-138 Class JI
09/20/2050	2.500%	5,245,047	776,112
CMO Series 2020-148 Class AI
10/20/2050	2.500%	8,028,095	1,016,293
CMO Series 2020-153 Class CI
10/20/2050	2.500%	3,462,587	512,955
CMO Series 2020-160 Class IA
10/20/2050	2.500%	4,433,878	659,440
CMO Series 2020-164 Class CI
11/20/2050	3.000%	2,492,967	377,465
CMO Series 2020-175 Class KI
11/20/2050	2.500%	3,595,062	538,112
CMO Series 2020-181 Class BI
12/20/2050	2.500%	5,288,331	676,722
CMO Series 2020-185 Class KI
12/20/2050	2.500%	5,027,394	657,790
CMO Series 2020-187 Class AI
12/20/2050	2.500%	5,076,210	650,072
CMO Series 2020-188 Class KI
12/20/2050	2.500%	6,272,965	923,844
CMO Series 2020-191 Class UC
12/20/2050	4.000%	2,491,899	400,523
CMO Series 2021-1 Class IT
01/20/2051	3.000%	3,949,709	591,183
CMO Series 2021-107 Class IW
06/20/2051	3.500%	3,179,428	561,396
CMO Series 2021-158 Class VI
09/20/2051	3.000%	2,673,378	436,903
Residential Mortgage-Backed Securities - Agency(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-160 Class CI
09/20/2051	2.500%	5,364,772	798,421
CMO Series 2021-160 Class IA
09/20/2051	3.000%	2,021,564	324,217
CMO Series 2021-161 Class UI
09/20/2051	3.000%	3,546,372	564,499
CMO Series 2021-188 Class IN
10/20/2051	2.500%	2,950,444	481,307
CMO Series 2021-24 Class MI
02/20/2051	3.000%	2,382,975	369,243
CMO Series 2021-25 Class GI
02/20/2051	2.500%	4,692,928	715,012
CMO Series 2021-7 Class IT
01/16/2051	3.000%	1,886,991	402,095
CMO Series 2021-9 Class MI
01/20/2051	2.500%	851,459	116,528
Uniform Mortgage-Backed Security TBA(i)
06/13/2052	3.500%	17,000,000	16,663,984
06/13/2052	4.000%	50,000,000	50,019,531
Total Residential Mortgage-Backed Securities - Agency (Cost $103,374,745)			101,699,956

Residential Mortgage-Backed Securities - Non-Agency 15.8%

510 Asset Backed Trust(a),(f)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	914,958	874,903
Ajax Mortgage Loan Trust(a),(f)
CMO Series 2021-C Class A
01/25/2061	2.115%	369,794	362,486
Angel Oak Mortgage Trust(a),(f)
CMO Series 2021-5 Class A3
07/25/2066	1.311%	452,665	414,338
Angel Oak Mortgage Trust I LLC(a),(f)
Subordinated CMO Series 2019-2 Class B2
03/25/2049	6.286%	2,700,000	2,557,584
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.750% Floor 1.750% 03/25/2029	2.756%	241,476	240,908
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	3.506%	200,000	196,912
CMO Series 2020-2A Class M2
1-month USD LIBOR + 6.000% Floor 6.000% 08/26/2030	7.006%	1,700,000	1,752,662

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	15

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-3A Class M2
1-month USD LIBOR + 4.850% Floor 4.850% 10/25/2030	5.856%	650,000	660,650
CMO Series 2020-4A Class M2B
1-month USD LIBOR + 3.600% Floor 3.600% 06/25/2030	4.606%	344,969	346,962
Subordinated CMO Series 2018-1A Class B1
1-month USD LIBOR + 4.250% 04/25/2028	4.918%	400,000	394,412
Subordinated CMO Series 2019-4A Class B1
1-month USD LIBOR + 3.850% Floor 3.850% 10/25/2029	4.856%	950,000	905,924
BRAVO Residential Funding Trust(a),(f)
CMO Series 2019-NQM2 Class B1
11/25/2059	3.954%	1,000,000	925,088
CMO Series 2020-NQM1 Class B1
05/25/2060	5.086%	300,000	294,361
CMO Series 2020-NQM1 Class B2
05/25/2060	5.583%	430,000	420,224
Subordinated CMO Series 2021-NQM2 Class B1
03/25/2060	3.044%	200,000	184,142
Subordinated CMO Series 2021-NQM2 Class B2
03/25/2060	4.099%	300,000	281,667
BRAVO Residential Funding Trust(a),(b)
CMO Series 2021-HE2 Class B1
30-day Average SOFR + 2.400% 11/25/2069	2.689%	338,000	332,340
Subordinated CMO Series 2021-HE2 Class B2
30-day Average SOFR + 3.400% 11/25/2069	3.133%	353,000	346,145
BVRT Financing Trust(a),(b),(d)
CMO Series 2020-CRT1 Class M3
1-month USD LIBOR + 4.000% 07/10/2032	4.077%	321,456	323,063
CMO Series 2021-2F Class M2
30-day Average SOFR + 2.500% Floor 2.500% 01/10/2032	2.717%	561,229	563,806
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	3.126%	3,000,000	3,000,000
BVRT Financing Trust(a),(b),(d),(e)
CMO Series 2021-CRT1 Class M4
1-month USD LIBOR + 3.500% Floor 3.500% 07/10/2032	3.589%	1,875,000	1,835,297
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	3.756%	370,000	366,351
CIM Trust(a),(f)
CMO Series 2021-NR4 Class A1
10/25/2061	2.816%	569,108	537,895
COLT Mortgage Loan Trust(a),(f)
CMO Series 2020-2 Class M1
03/25/2065	5.250%	200,000	197,602
CMO Series 2021-3 Class A3
09/27/2066	1.419%	627,199	564,255
Subordinated CMO Series 2021-4 Class B1
10/25/2066	3.764%	400,000	305,221
Subordinated Series 2021-3 Class B1
09/27/2066	3.059%	200,000	161,694
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	3.156%	456,369	449,605
Subordinated CMO Series 2018-R07 Class 1B1
1-month USD LIBOR + 4.350% 04/25/2031	5.356%	450,000	452,640
Subordinated CMO Series 2019-R01 Class 2B1
1-month USD LIBOR + 4.350% Floor 4.350% 07/25/2031	5.356%	950,000	948,159
Subordinated CMO Series 2021-R03 Class 1B2
30-day Average SOFR + 5.500% Floor 5.500% 12/25/2041	6.085%	1,200,000	1,000,673
Subordinated CMO Series 2022-R01 Class 1B2
30-day Average SOFR + 6.000% 12/25/2041	6.585%	3,500,000	2,993,369
Subordinated CMO Series 2022-R02 Class 2B2
30-day Average SOFR + 7.650% 01/25/2042	8.235%	2,600,000	2,376,043
Subordinated CMO Series 2022-R03 Class 1B1
30-day Average SOFR + 6.250% 03/25/2042	6.835%	200,000	197,234
Subordinated CMO Series 2022-R04 Class 1B1
30-day Average SOFR + 5.250% 03/25/2042	5.835%	900,000	858,806
Subordinated CMO Series 2022-R04 Class 1B2
30-day Average SOFR + 9.500% 03/25/2042	10.085%	950,000	930,354
Credit Suisse Mortgage Trust(a),(f)
CMO Series 2022-JR1 Class A1
10/25/2066	4.267%	2,271,383	2,258,882

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSMC Trust(a),(f)
CMO Series 2020-RPL2 Class A12
02/25/2060	3.418%	1,537,842	1,487,672
CMO Series 2021-JR2 Class A1
11/25/2061	2.215%	540,915	521,022
Deephaven Residential Mortgage Trust(a),(f)
CMO Series 2020-2 Class B2
05/25/2065	5.838%	600,000	601,906
Eagle Re Ltd.(a),(b)
CMO Series 2018-1 Class M1
1-month USD LIBOR + 1.700% Floor 1.700% 11/25/2028	2.706%	1,825,512	1,819,128
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	2.806%	481,252	477,343
CMO Series 2019-1 Class M2
1-month USD LIBOR + 3.300% 04/25/2029	4.306%	1,500,000	1,488,542
Fannie Mae Connecticut Avenue Securities(a),(b)
Subordinated CMO Series 2021-R02 Class 2B2
30-day Average SOFR + 6.200% 11/25/2041	6.785%	1,100,000	920,941
Freddie Mac STACR(a),(b)
Subordinated CMO Series 2019-HQA3 Class B1
1-month USD LIBOR + 3.000% 09/25/2049	4.006%	1,250,000	1,170,680
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2022-HQA1 Class M2
30-day Average SOFR + 5.250% 03/25/2042	5.835%	800,000	773,002
Subordinated CMO Series 2020-DNA4 Class B1
1-month USD LIBOR + 6.000% 08/25/2050	7.006%	1,600,000	1,682,247
Subordinated CMO Series 2020-DNA6 Class B2
30-day Average SOFR + 5.650% 12/25/2050	6.235%	1,000,000	916,558
Subordinated CMO Series 2020-HQA1 Class B1
1-month USD LIBOR + 2.350% 01/25/2050	3.356%	1,942,000	1,832,665
Subordinated CMO Series 2020-HQA3 Class B1
1-month USD LIBOR + 5.750% 07/25/2050	6.756%	1,000,000	1,043,390
Subordinated CMO Series 2020-HQA4 Class B1
1-month USD LIBOR + 5.250% 09/25/2050	6.256%	2,400,000	2,451,319
Subordinated CMO Series 2021-DNA1 Class B2
30-day Average SOFR + 4.750% 01/25/2051	5.335%	1,750,000	1,385,371
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2021-DNA5 Class B2
30-day Average SOFR + 5.500% 01/25/2034	6.085%	3,250,000	2,642,184
Subordinated CMO Series 2021-DNA6 Class B2
30-day Average SOFR + 7.500% 10/25/2041	7.789%	900,000	819,451
Subordinated CMO Series 2021-HQA4 Class B2
30-day Average SOFR + 7.000% 12/25/2041	7.585%	1,000,000	866,451
Subordinated CMO Series 2022-DNA1 Class B2
30-day Average SOFR + 7.100% 01/25/2042	7.685%	1,650,000	1,407,873
Subordinated CMO Series 2022-HQA1 Class B2
30-day Average SOFR + 11.000% 03/25/2042	11.585%	2,750,000	2,724,795
Freddie Mac STACR Trust(a),(b)
Subordinated CMO Series 2019-HQA2 Class B1
1-month USD LIBOR + 4.100% 04/25/2049	5.106%	1,500,000	1,470,792
Freddie Mac Structured Agency Credit Risk Debt Notes(b)
CMO Series 2014-DN1 Class M3
1-month USD LIBOR + 4.500% 02/25/2024	5.506%	372,219	373,865
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
Subordinated CMO Series 2020-DNA3 Class B1
1-month USD LIBOR + 5.100% 06/25/2050	6.106%	1,821,428	1,868,872
Subordinated CMO Series 2020-HQA5 Class B2
30-day Average SOFR + 7.400% 11/25/2050	7.985%	1,800,000	1,833,327
Subordinated CMO Series 2021-DNA7 Class B2
30-day Average SOFR + 7.800% 11/25/2041	8.089%	2,950,000	2,693,763
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(f)
Subordinated CMO Series 2022-DNA2 Class B2
02/25/2042	9.085%	1,600,000	1,482,379
GCAT Trust(a),(f)
CMO Series 2019-NQM3 Class M1
11/25/2059	3.450%	600,000	575,927
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2021-1 Class M2
1-month USD LIBOR + 3.900% Floor 3.900% 08/25/2033	4.906%	250,000	247,776
CMO Series 2021-3 Class M1B
30-day Average SOFR + 2.900% Floor 2.900% 02/25/2034	3.189%	2,000,000	1,932,817

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	17

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2021-3 Class B1
30-day Average SOFR + 4.950% Floor 4.950% 02/25/2034	5.239%	500,000	458,901
Glebe Funding Trust (The)(a),(d)
CMO Series 2021-1 Class PT
10/27/2023	3.000%	824,114	807,632
Home Re Ltd.(a),(b)
CMO Series 2018-1 Class M2
1-month USD LIBOR + 3.000% 10/25/2028	4.006%	750,000	742,453
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 4.150% Floor 4.150% 10/25/2030	5.156%	250,000	251,444
CMO Series 2020-1 Class M2
1-month USD LIBOR + 5.250% Floor 5.250% 10/25/2030	6.256%	1,200,000	1,205,896
Homeward Opportunities Fund I Trust(a),(f)
Subordinated CMO Series 2020-2 Class B1
05/25/2065	5.450%	250,000	251,154
Homeward Opportunities Fund Trust(a),(f)
CMO Series 2020-BPL1 Class A2
08/25/2025	5.438%	1,327,766	1,315,724
Imperial Fund Mortgage Trust(a),(f)
Subordinated CMO Series 2021-NQM3 Class B1
11/25/2056	4.184%	500,000	385,725
Legacy Mortgage Asset Trust(a),(f)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	424,306	407,968
CMO Series 2021-SL2 Class A
10/25/2068	1.875%	858,721	828,136
Loan Revolving Advance Investment Trust(a),(b),(d),(e)
CMO Series 2021-2 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 06/30/2023	3.625%	3,000,000	2,996,541
Mortgage Acquisition Trust I LLC(a),(d)
CMO Series 2021-1 Class PT
11/29/2023	3.500%	724,814	722,096
Oaktown Re II Ltd.(a),(b)
Subordinated CMO Series 2018-1A Class B1
1-month USD LIBOR + 4.050% 07/25/2028	5.056%	600,000	601,531
Subordinated CMO Series 2018-1A Class M2
1-month USD LIBOR + 2.850% 07/25/2028	3.856%	3,017,857	3,003,418
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M2
1-month USD LIBOR + 2.550% Floor 2.550% 07/25/2029	3.556%	1,000,000	977,231
Oaktown Re V Ltd.(a),(b)
CMO Series 2020-2A Class M2
1-month USD LIBOR + 5.250% Floor 5.250% 10/25/2030	6.256%	1,000,000	1,027,843
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M2
30-day Average SOFR + 3.950% Floor 3.950% 10/25/2033	4.535%	500,000	474,459
PMT Credit Risk Transfer Trust(a),(b)
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	3.773%	801,671	757,718
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-FT1 Class A
1-month USD LIBOR + 2.350% 04/25/2023	3.356%	500,000	494,806
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2023	3.856%	2,750,000	2,733,292
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	3.656%	4,250,000	4,195,841
Point Securitization Trust(a),(f)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	1,107,400	1,104,559
Preston Ridge Partners Mortgage(a),(f)
CMO Series 2021-2 Class A2
03/25/2026	3.770%	1,000,000	957,234
CMO Series 2021-4 Class A2
04/25/2026	3.474%	400,000	371,908
Preston Ridge Partners Mortgage LLC(a),(f)
CMO Series 2020-6 Class A2
11/25/2025	4.703%	200,000	191,844
Preston Ridge Partners Mortgage Trust(a),(f)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	809,237	777,262
CMO Series 2021-1 Class A2
01/25/2026	3.720%	3,250,000	3,078,082
CMO Series 2021-10 Class A1
10/25/2026	2.487%	1,017,221	967,265

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-3 Class A1
04/25/2026	1.867%	800,287	761,201
CMO Series 2021-5 Class A2
06/25/2026	3.721%	700,000	663,076
CMO Series 2021-7 Class A1
08/25/2026	1.867%	1,440,482	1,361,820
Pretium Mortgage Credit Partners(a),(f)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	899,123	857,780
Pretium Mortgage Credit Partners LLC(a),(f)
CMO Series 2021-NPL6 Class A2
07/25/2051	5.071%	400,000	374,801
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	486,151	457,745
Radnor Re Ltd.(a),(b)
CMO Series 2020-2 Class M2
1-month USD LIBOR + 5.600% Floor 5.600% 10/25/2030	6.268%	257,627	257,417
Residential Mortgage Loan Trust(a),(f)
CMO Series 2019-3 Class M1
09/25/2059	3.257%	700,000	673,819
STACR Trust(a),(b)
Subordinated CMO Series 2018-HRP1 Class B1
1-month USD LIBOR + 3.750% 04/25/2043	4.756%	2,000,000	1,971,678
Stanwich Mortgage Loan Co. LLC(a),(f)
CMO Series 2021-NPB1 Class A1
10/16/2026	2.735%	2,271,315	2,198,780
Starwood Mortgage Residential Trust(a),(f)
CMO Series 2020-3 Class B1
04/25/2065	4.750%	250,000	243,540
CMO Series 2021-3 Class A1
06/25/2056	1.127%	375,046	349,307
Stonnington Mortgage Trust(a),(d),(e),(f)
CMO Series 2020-1 Class A
07/28/2024	3.500%	447,210	447,210
Toorak Mortgage Corp., Ltd.(a),(d),(e),(f)
CMO Series 2020-1 Class M1
03/25/2023	5.000%	1,400,000	1,379,000
Toorak Mortgage Corp., Ltd.(a),(f)
CMO Series 2021-1 Class A1
06/25/2024	2.240%	800,000	768,989
Triangle Re Ltd.(a),(b)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 4.500% Floor 4.500% 10/25/2030	5.168%	753,994	757,065
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-1 Class M2
1-month USD LIBOR + 5.600% Floor 5.600% 10/25/2030	6.268%	1,000,000	1,011,492
CMO Series 2021-1 Class M1C
1-month USD LIBOR + 3.400% Floor 3.400% 08/25/2033	4.406%	422,653	423,196
Subordinated CMO Series 2021-1 Class B1
1-month USD LIBOR + 4.500% Floor 4.500% 08/25/2033	5.506%	1,500,000	1,500,092
Subordinated CMO Series 2021-2 Class B1
1-month USD LIBOR + 7.500% Floor 7.500% 10/25/2033	8.506%	650,000	623,561
VCAT Asset Securitization LLC(a),(f)
CMO Series 2021-NPL3 Class A2
05/25/2051	3.967%	300,000	279,187
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	1,073,114	1,014,662
Vericrest Opportunity Loan Transferee(a),(f)
CMO Series 2021-NPL4 Class A1
03/27/2051	2.240%	845,199	824,730
Verus Securitization Trust(a)
CMO Series 2020-INV1 Class B1
03/25/2060	5.750%	150,000	145,994
CMO Series 2020-INV1 Class M1
03/25/2060	5.500%	550,000	544,153
Subordinated CMO Series 2020-INV1 Class B2
03/25/2060	6.000%	150,000	144,711
Verus Securitization Trust(a),(f)
CMO Series 2020-NPL1 Class A2
08/25/2050	5.682%	1,250,000	1,249,505
Subordinated CMO Series 2019-4 Class B1
11/25/2059	3.860%	500,000	492,507
Subordinated CMO Series 2020-4 Class B1
05/25/2065	5.046%	150,000	146,506
Subordinated CMO Series 2020-4 Class B2
05/25/2065	5.600%	327,000	314,481
Subordinated Series 2021-5 Class B1
09/25/2066	3.037%	300,000	239,312
Subordinated Series 2021-5 Class B2
09/25/2066	3.941%	250,000	187,140
Visio Trust(a),(f)
CMO Series 2019-2 Class B1
11/25/2054	3.910%	100,000	95,227
CMO Series 2019-2 Class M1
11/25/2054	3.260%	200,000	192,255

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	19

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vista Point Securitization Trust(a),(f)
Subordinated CMO Series 2020-1 Class B1
03/25/2065	5.375%	800,000	795,272
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $131,557,571)			127,159,889

Treasury Bills 20.2%
Issuer	Yield	Principal Amount ($)	Value ($)
United States 20.2%
U.S. Treasury Bills(j)
09/08/2022	1.120%	90,000,000	89,723,556
U.S. Treasury Bills
01/26/2023	1.710%	74,000,000	73,177,530
Total			162,901,086
Total Treasury Bills (Cost $163,460,142)			162,901,086
Options Purchased Calls 0.1%
Value ($)
(Cost $1,813,770)	1,169,255

Options Purchased Puts 0.1%

(Cost $275,000)	580,885

Money Market Funds 40.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.852%(k),(l)	325,858,790	325,728,447
Total Money Market Funds (Cost $325,769,438)		325,728,447
Total Investments in Securities (Cost: $816,658,180)		804,549,085
Other Assets & Liabilities, Net		2,069,898
Net Assets		806,618,983

At May 31, 2022, securities and/or cash totaling $83,489,983 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
62,078,604 USD	598,215,000 NOK	Barclays	06/29/2022	1,763,240	—
44,514,000 AUD	31,329,119 USD	Citi	06/15/2022	—	(623,493)
7,737,000 BRL	1,629,065 USD	Citi	06/15/2022	7,342	—
136,674,332 BRL	27,031,967 USD	Citi	06/15/2022	—	(1,615,813)
58,981,000 CAD	45,921,879 USD	Citi	06/15/2022	—	(705,752)
23,158,000 CHF	24,790,279 USD	Citi	06/15/2022	628,668	—
9,854,000 CHF	10,054,613 USD	Citi	06/15/2022	—	(226,435)
11,738,582,750 CLP	14,534,852 USD	Citi	06/15/2022	319,358	—
2,194,186,250 CLP	2,601,239 USD	Citi	06/15/2022	—	(55,934)
175,835,438 CNH	27,067,522 USD	Citi	06/15/2022	738,382	—
49,414,000 CNH	7,282,397 USD	Citi	06/15/2022	—	(116,727)
67,250,425,000 COP	16,659,415 USD	Citi	06/15/2022	—	(1,149,305)
186,562,000 CZK	8,151,125 USD	Citi	06/15/2022	63,100	—
145,220,000 CZK	6,036,032 USD	Citi	06/15/2022	—	(259,693)
97,035,750 EUR	107,587,326 USD	Citi	06/15/2022	3,338,909	—
22,466,250 EUR	23,714,294 USD	Citi	06/15/2022	—	(421,872)
30,805,000 GBP	40,614,955 USD	Citi	06/15/2022	1,794,905	—
15,355,000 GBP	19,254,770 USD	Citi	06/15/2022	—	(95,397)
8,981,793,000 HUF	25,706,216 USD	Citi	06/15/2022	1,451,755	—
158,227,000 HUF	426,142 USD	Citi	06/15/2022	—	(1,135)
32,699,950,000 IDR	2,266,042 USD	Citi	06/15/2022	20,863	—
30,747,000 ILS	9,533,736 USD	Citi	06/15/2022	262,795	—
16,491,000 ILS	4,838,493 USD	Citi	06/15/2022	—	(133,930)
2,456,270,000 INR	32,054,867 USD	Citi	06/15/2022	463,101	—
405,055,000 INR	5,202,283 USD	Citi	06/15/2022	—	(7,406)
8,343,587,000 JPY	69,936,947 USD	Citi	06/15/2022	5,088,820	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
32,429,184,000 KRW	26,912,369 USD	Citi	06/15/2022	749,606	—
10,539,022,000 KRW	8,311,848 USD	Citi	06/15/2022	—	(190,677)
824,006,000 MXN	40,482,963 USD	Citi	06/15/2022	—	(1,271,596)
326,115,000 NOK	33,807,326 USD	Citi	06/15/2022	—	(991,260)
49,072,000 NZD	32,632,644 USD	Citi	06/15/2022	663,708	—
26,300,000 NZD	16,737,943 USD	Citi	06/15/2022	—	(395,718)
286,498,000 PHP	5,506,208 USD	Citi	06/15/2022	46,060	—
7,429,000 PHP	140,880 USD	Citi	06/15/2022	—	(704)
21,374,750 PLN	5,133,474 USD	Citi	06/15/2022	136,386	—
139,960,250 PLN	31,744,277 USD	Citi	06/15/2022	—	(976,279)
289,550,500 RUB	3,697,025 USD	Citi	06/15/2022	—	(796,648)
263,170,000 SEK	27,542,488 USD	Citi	06/15/2022	582,316	—
156,306,000 SEK	15,719,534 USD	Citi	06/15/2022	—	(293,068)
1,028,000 SGD	757,880 USD	Citi	06/15/2022	7,571	—
5,715,000 SGD	4,131,773 USD	Citi	06/15/2022	—	(39,449)
283,966,000 TWD	10,185,799 USD	Citi	06/15/2022	389,850	—
10,790,000 TWD	367,472 USD	Citi	06/15/2022	—	(4,749)
4,685,970 USD	6,630,000 AUD	Citi	06/15/2022	73,113	—
28,007,123 USD	37,884,000 AUD	Citi	06/15/2022	—	(813,597)
26,354,267 USD	136,119,332 BRL	Citi	06/15/2022	2,177,183	—
1,745,998 USD	8,292,000 BRL	Citi	06/15/2022	—	(7,944)
37,556,333 USD	47,809,000 CAD	Citi	06/15/2022	239,236	—
8,917,144 USD	11,172,000 CAD	Citi	06/15/2022	—	(85,082)
29,929,505 USD	29,079,000 CHF	Citi	06/15/2022	409,707	—
4,270,606 USD	3,933,000 CHF	Citi	06/15/2022	—	(167,160)
2,093,867 USD	1,810,611,000 CLP	Citi	06/15/2022	98,794	—
14,901,481 USD	12,122,158,000 CLP	Citi	06/15/2022	—	(221,475)
23,097,351 USD	154,566,000 CNH	Citi	06/15/2022	46,959	—
11,097,376 USD	70,683,438 CNH	Citi	06/15/2022	—	(513,422)
17,041,022 USD	67,250,425,000 COP	Citi	06/15/2022	767,697	—
5,568,457 USD	130,881,000 CZK	Citi	06/15/2022	105,629	—
8,953,826 USD	200,901,000 CZK	Citi	06/15/2022	—	(244,162)
72,806,726 USD	68,882,500 EUR	Citi	06/15/2022	1,195,810	—
55,855,031 USD	50,619,500 EUR	Citi	06/15/2022	—	(1,472,983)
26,495,599 USD	21,127,000 GBP	Citi	06/15/2022	128,365	—
33,668,717 USD	25,033,000 GBP	Citi	06/15/2022	—	(2,122,464)
1,037,743 USD	386,018,000 HUF	Citi	06/15/2022	4,662	—
25,603,983 USD	8,754,002,000 HUF	Citi	06/15/2022	—	(1,964,649)
506,129 USD	7,406,672,000 IDR	Citi	06/15/2022	2,414	—
1,754,154 USD	25,293,278,000 IDR	Citi	06/15/2022	—	(17,517)
7,541,965 USD	25,266,000 ILS	Citi	06/15/2022	76,325	—
6,767,079 USD	21,972,000 ILS	Citi	06/15/2022	—	(142,006)
803,668 USD	62,631,000 INR	Citi	06/15/2022	1,872	—
36,409,800 USD	2,798,694,000 INR	Citi	06/15/2022	—	(413,885)
25,447,738 USD	3,289,071,000 JPY	Citi	06/15/2022	115,619	—
41,536,184 USD	5,054,516,000 JPY	Citi	06/15/2022	—	(2,251,414)
17,934,840 USD	22,796,224,000 KRW	Citi	06/15/2022	456,379	—
16,649,477 USD	20,171,982,000 KRW	Citi	06/15/2022	—	(375,408)
40,066,834 USD	824,006,000 MXN	Citi	06/15/2022	1,687,725	—
12,115,648 USD	116,739,000 NOK	Citi	06/15/2022	341,161	—
23,436,059 USD	209,376,000 NOK	Citi	06/15/2022	—	(1,094,281)
32,381,140 USD	50,844,000 NZD	Citi	06/15/2022	742,201	—
16,849,636 USD	24,528,000 NZD	Citi	06/15/2022	—	(870,380)
2,724,115 USD	144,125,000 PHP	Citi	06/15/2022	22,654	—
2,894,187 USD	149,802,000 PHP	Citi	06/15/2022	—	(39,225)
28,749,830 USD	125,295,625 PLN	Citi	06/15/2022	542,362	—
8,831,921 USD	36,039,375 PLN	Citi	06/15/2022	—	(406,469)
2,835,891 USD	289,550,500 RUB	Citi	06/15/2022	1,657,782	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	21

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
9,976,262 USD	99,923,000 SEK	Citi	06/15/2022	260,244	—
33,802,200 USD	319,553,000 SEK	Citi	06/15/2022	—	(1,065,931)
4,993,783 USD	6,743,000 SGD	Citi	06/15/2022	—	(72,252)
8,705,559 USD	257,911,500 TWD	Citi	06/15/2022	191,590	—
2,464,128 USD	39,170,000 ZAR	Citi	06/15/2022	35,328	—
15,520,993 USD	235,050,000 ZAR	Citi	06/15/2022	—	(522,343)
119,888,000 ZAR	7,923,330 USD	Citi	06/15/2022	273,221	—
154,332,000 ZAR	9,668,878 USD	Citi	06/15/2022	—	(179,119)
59,267,000 EUR	63,245,124 USD	Citi	06/29/2022	—	(476,976)
671,000 AUD	473,704 USD	Citi	09/21/2022	—	(8,474)
13,008,000 BRL	2,550,627 USD	Citi	09/21/2022	—	(100,437)
9,885,000 CAD	7,696,751 USD	Citi	09/21/2022	—	(114,936)
30,262,000 CHF	31,343,122 USD	Citi	09/21/2022	—	(432,202)
1,165,533,000 CLP	1,369,003 USD	Citi	09/21/2022	—	(16,083)
174,482,000 CNH	25,990,866 USD	Citi	09/21/2022	—	(78,151)
32,921,860,000 COP	8,092,030 USD	Citi	09/21/2022	—	(487,374)
7,069,500 EUR	7,641,235 USD	Citi	09/21/2022	2,774	—
57,603,500 EUR	61,196,352 USD	Citi	09/21/2022	—	(1,043,136)
19,476,000 GBP	24,469,130 USD	Citi	09/21/2022	—	(96,890)
1,363,036,000 HUF	3,704,458 USD	Citi	09/21/2022	73,812	—
2,781,609,000 IDR	188,574 USD	Citi	09/21/2022	—	(1,885)
27,952,000 ILS	8,391,634 USD	Citi	09/21/2022	—	(86,891)
7,438,000 INR	94,747 USD	Citi	09/21/2022	94	—
230,560,000 JPY	1,818,516 USD	Citi	09/21/2022	16,794	—
25,404,574,000 KRW	19,988,148 USD	Citi	09/21/2022	—	(482,273)
91,318,000 MXN	4,497,002 USD	Citi	09/21/2022	—	(40,820)
92,563,000 NOK	9,590,492 USD	Citi	09/21/2022	—	(302,624)
51,157,000 NZD	32,540,412 USD	Citi	09/21/2022	—	(724,598)
115,678,000 PHP	2,185,736 USD	Citi	09/21/2022	3,802	—
7,534,000 PLN	1,723,625 USD	Citi	09/21/2022	—	(13,307)
257,911,500 TWD	8,771,682 USD	Citi	09/21/2022	—	(201,840)
29,726,499 USD	42,130,000 AUD	Citi	09/21/2022	547,951	—
2,460,561 USD	12,290,332 BRL	Citi	09/21/2022	44,240	—
24,606,413 USD	31,538,000 CAD	Citi	09/21/2022	316,702	—
15,883,834 USD	15,253,000 CHF	Citi	09/21/2022	131,929	—
2,384,125 USD	2,046,577,250 CLP	Citi	09/21/2022	47,970	—
344,107 USD	288,931,750 CLP	Citi	09/21/2022	—	(749)
8,237,972 USD	33,406,377,000 COP	Citi	09/21/2022	467,696	—
5,083,559 USD	118,606,000 CZK	Citi	09/21/2022	—	(2,394)
26,343,893 USD	24,892,250 EUR	Citi	09/21/2022	551,710	—
1,799,453 USD	1,664,750 EUR	Citi	09/21/2022	—	(723)
3,688,071 USD	2,940,000 GBP	Citi	09/21/2022	20,293	—
438,048 USD	163,305,000 HUF	Citi	09/21/2022	—	(3,061)
26 USD	383,000 IDR	Citi	09/21/2022	—	—
2,264,977 USD	177,726,000 INR	Citi	09/21/2022	—	(3,298)
4,055,262 USD	514,777,000 JPY	Citi	09/21/2022	—	(32,512)
3,856,961 USD	4,929,717,000 KRW	Citi	09/21/2022	115,291	—
9,808,949 USD	199,153,000 MXN	Citi	09/21/2022	87,468	—
31,214,110 USD	301,075,000 NOK	Citi	09/21/2022	964,727	—
227,705 USD	354,000 NZD	Citi	09/21/2022	2,485	—
1,938,839 USD	102,417,000 PHP	Citi	09/21/2022	—	(7,035)
595,428 USD	2,605,000 PLN	Citi	09/21/2022	5,144	—
14,569,351 USD	144,313,000 SEK	Citi	09/21/2022	265,618	—
6,493,275 USD	8,948,000 SGD	Citi	09/21/2022	40,446	—
9,010,311 USD	145,249,000 ZAR	Citi	09/21/2022	160,043	—
57,969,000 ZAR	3,602,401 USD	Citi	09/21/2022	—	(57,494)
386,749,000 NOK	42,357,133 USD	Goldman Sachs International	06/10/2022	1,090,450	—
48,992,289 USD	45,663,000 EUR	Goldman Sachs International	06/10/2022	51,143	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
60,870,000 CHF	63,165,318 USD	Goldman Sachs International	06/29/2022	—	(395,216)
8,149,100,000 JPY	63,896,190 USD	Goldman Sachs International	06/29/2022	521,764	—
7,750,000 AUD	5,836,631 USD	Morgan Stanley	06/15/2022	273,601	—
44,335,000 BRL	8,480,785 USD	Morgan Stanley	06/15/2022	—	(812,104)
42,950,000 CAD	33,509,837 USD	Morgan Stanley	06/15/2022	—	(444,433)
22,350,000 CHF	23,824,094 USD	Morgan Stanley	06/15/2022	505,500	—
13,600,000 EUR	14,897,092 USD	Morgan Stanley	06/15/2022	286,204	—
28,700,000 GBP	37,679,437 USD	Morgan Stanley	06/15/2022	1,512,080	—
480,000,000 JPY	4,157,877 USD	Morgan Stanley	06/15/2022	427,215	—
27,068,405,000 KRW	21,998,342 USD	Morgan Stanley	06/15/2022	160,473	—
108,015,000 MXN	5,339,875 USD	Morgan Stanley	06/15/2022	—	(133,530)
65,400,000 NZD	45,113,285 USD	Morgan Stanley	06/15/2022	2,507,147	—
31,170,000 PLN	7,367,053 USD	Morgan Stanley	06/15/2022	79,986	—
5,670,000 PLN	1,242,059 USD	Morgan Stanley	06/15/2022	—	(83,500)
488,750,000 SEK	51,815,997 USD	Morgan Stanley	06/15/2022	1,746,521	—
138,170,000 TRY	8,630,897 USD	Morgan Stanley	06/15/2022	348,510	—
31,554,484 USD	43,650,000 AUD	Morgan Stanley	06/15/2022	—	(222,063)
8,974,677 USD	43,450,000 BRL	Morgan Stanley	06/15/2022	132,711	—
55,165,287 USD	68,950,000 CAD	Morgan Stanley	06/15/2022	—	(656,628)
20,424,387 USD	18,850,000 CHF	Morgan Stanley	06/15/2022	—	(757,474)
447,944 USD	400,000 EUR	Morgan Stanley	06/15/2022	—	(18,212)
4,996,534 USD	389,250,000 INR	Morgan Stanley	06/15/2022	9,876	—
7,868,818 USD	599,840,000 INR	Morgan Stanley	06/15/2022	—	(153,866)
16,261,594 USD	1,980,000,000 JPY	Morgan Stanley	06/15/2022	—	(872,614)
11,246,880 USD	244,650,000 MXN	Morgan Stanley	06/15/2022	1,150,182	—
48,072,813 USD	426,000,000 NOK	Morgan Stanley	06/15/2022	—	(2,615,849)
16,925,141 USD	168,000,000 SEK	Morgan Stanley	06/15/2022	285,441	—
21,378,569 USD	328,515,000 ZAR	Morgan Stanley	06/15/2022	—	(415,874)
95,638,000 NZD	62,088,190 USD	UBS	06/29/2022	—	(203,709)
63,385,604 USD	80,256,000 CAD	UBS	06/29/2022	56,369	—
63,296,660 USD	50,382,000 GBP	UBS	06/29/2022	198,767	—
61,878,742 USD	95,638,000 NZD	UBS	06/29/2022	413,156	—
Total				45,794,852	(38,037,443)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Amsterdam Index	1	06/2022	EUR	142,482	3,034	—
Australian 10-Year Bond	176	06/2022	AUD	21,510,354	—	(1,014,452)
Australian 10-Year Bond	344	06/2022	AUD	42,042,964	—	(1,921,665)
Bist 30 Index	3,202	06/2022	TRY	95,035,360	278,918	—
Brent Crude	7	06/2022	USD	809,200	36,177	—
Brent Crude	37	10/2022	USD	3,909,790	540,989	—
CAC40 Index	223	06/2022	EUR	14,397,995	259,511	—
CAC40 Index	64	06/2022	EUR	4,132,160	80,990	—
Copper	1	07/2022	USD	107,400	1,635	—
Copper	21	07/2022	USD	2,255,400	—	(4,204)
Copper	4	09/2022	USD	944,900	1,267	—
DAX Index	40	06/2022	EUR	14,377,000	281,027	—
EURO STOXX 50 Index	590	06/2022	EUR	22,325,600	1,019,274	—
EURO STOXX 50 Index	586	06/2022	EUR	22,174,240	—	(218,347)
Euro-Bund	330	06/2022	EUR	50,018,100	—	(1,371,701)
Euro-Bund	178	09/2022	EUR	27,043,540	—	(124,281)
Euro-OAT	185	06/2022	EUR	26,656,650	—	(525,873)
Euro-Schatz	9	06/2022	EUR	991,080	—	(1,513)
FTSE 100 Index	391	06/2022	GBP	29,659,305	852,769	—
FTSE 100 Index	64	06/2022	GBP	4,854,720	49,279	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	23

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
FTSE/JSE Top 40 Index	395	06/2022	ZAR	258,807,950	32,796	—
FTSE/MIB Index	67	06/2022	EUR	8,210,180	376,644	—
FTSE/MIB Index	52	06/2022	EUR	6,372,080	237,668	—
Gold 100 oz.	7	08/2022	USD	1,293,880	—	(6,807)
IBEX 35 Index	118	06/2022	EUR	10,410,786	478,684	—
Japanese 10-Year Government Bond	38	06/2022	JPY	5,686,700,000	62,420	—
Japanese 10-Year Government Bond	23	06/2022	JPY	3,441,950,000	5,752	—
Long Gilt	10	09/2022	GBP	1,159,700	—	(30,206)
Long Gilt	313	09/2022	GBP	36,298,610	—	(741,936)
Natural Gas	35	06/2022	USD	2,850,750	248,056	—
NY Harbor ULSD Heat Oil	29	06/2022	USD	4,792,830	315,818	—
NY Harbor ULSD Heat Oil	1	06/2022	USD	165,270	11,388	—
OMXS30 Index	247	06/2022	SEK	50,474,450	61,692	—
OMXS30 Index	15	06/2022	SEK	3,065,250	1,858	—
Primary Aluminum	17	06/2022	USD	1,174,594	—	(7,518)
Primary Aluminum	9	09/2022	USD	627,975	—	(35,139)
RBOB Gasoline	12	06/2022	USD	1,973,765	165,901	—
RBOB Gasoline	1	06/2022	USD	164,480	12,846	—
Silver	35	07/2022	USD	3,795,400	—	(49,056)
Soybean	24	07/2022	USD	2,019,900	—	(13,771)
SPI 200 Index	322	06/2022	AUD	58,056,600	—	(595,999)
Sugar #11	30	06/2022	USD	651,840	22,659	—
Thai SET50 Index	129	06/2022	THB	25,748,400	13,960	—
TOPIX Index	110	06/2022	JPY	2,099,900,000	79,940	—
U.S. Treasury 10-Year Note	1,070	09/2022	USD	127,814,844	49,314	—
U.S. Treasury 10-Year Note	46	09/2022	USD	5,494,844	—	(25,529)
U.S. Ultra Treasury Bond	95	09/2022	USD	14,796,250	—	(274,684)
WIG 20 Index	701	06/2022	PLN	25,908,960	—	(173,039)
WTI Crude	49	06/2022	USD	5,618,830	600,832	—
WTI Crude	17	06/2022	USD	1,949,390	39,649	—
Zinc	41	06/2022	USD	4,027,225	41,205	—
Zinc	3	09/2022	USD	293,625	16,366	—
Total					6,280,318	(7,135,720)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Australian 3-Year Bond	(107)	06/2022	AUD	(11,636,851)	188,114	—
Canadian Government 10-Year Bond	(386)	09/2022	CAD	(49,025,860)	324,344	—
Canadian Government 10-Year Bond	(73)	09/2022	CAD	(9,271,730)	75,713	—
Coffee	(18)	07/2022	USD	(1,560,938)	—	(181,949)
Corn	(97)	07/2022	USD	(3,654,475)	259,194	—
Corn	(44)	07/2022	USD	(1,657,700)	61,917	—
Cotton	(38)	07/2022	USD	(2,640,620)	111,962	—
DAX Index	(80)	06/2022	EUR	(28,754,000)	—	(288,670)
DJIA Index E-mini	(9)	06/2022	USD	(1,483,695)	26,647	—
EURO STOXX 50 Index	(35)	06/2022	EUR	(1,324,400)	—	(55,033)
Euro-Bobl	(4)	06/2022	EUR	(505,960)	4,178	—
Euro-Bobl	(1)	09/2022	EUR	(125,220)	310	—
Euro-BTP	(109)	06/2022	EUR	(13,828,830)	266,857	—
Euro-Bund	(76)	06/2022	EUR	(11,519,320)	204,847	—
Euro-Buxl 30-Year	(3)	09/2022	EUR	(521,640)	5,150	—
Euro-OAT	(19)	09/2022	EUR	(2,695,720)	11,197	—
FTSE 100 Index	(226)	06/2022	GBP	(17,143,230)	—	(847,946)
FTSE China A50 Index	(594)	06/2022	USD	(8,052,264)	—	(312,390)
FTSE Taiwan Index	(3)	06/2022	USD	(174,000)	—	(5,884)
FTSE Taiwan Index	(90)	06/2022	USD	(5,220,000)	—	(185,354)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
FTSE/JSE Top 40 Index	(179)	06/2022	ZAR	(117,282,590)	—	(347,013)
Gold 100 oz.	(3)	08/2022	USD	(554,520)	—	(1,956)
IBEX 35 Index	(14)	06/2022	EUR	(1,235,178)	—	(46,197)
KLCI Index	(39)	06/2022	MYR	(3,040,050)	—	(7,453)
KOSPI 200 Index	(68)	06/2022	KRW	(6,020,550,000)	—	(62,242)
Lead	(4)	09/2022	USD	(218,800)	—	(1,811)
Lean Hogs	(26)	06/2022	USD	(1,122,940)	—	(28,387)
Live Cattle	(69)	08/2022	USD	(3,598,350)	65,936	—
Long Gilt	(530)	09/2022	GBP	(61,464,100)	1,371,614	—
Mexican Bolsa IPC Index	(8)	06/2022	MXN	(4,143,040)	6,033	—
Mexican Bolsa IPC Index	(153)	06/2022	MXN	(79,235,640)	3,200	—
MSCI EAFE Index	(4)	06/2022	USD	(407,400)	—	(848)
MSCI Emerging Markets Index	(342)	06/2022	USD	(18,182,430)	—	(231,368)
MSCI Singapore Index	(48)	06/2022	SGD	(1,441,440)	—	(18,924)
NASDAQ 100 Index E-mini	(29)	06/2022	USD	(7,334,970)	395,836	—
Natural Gas	(10)	06/2022	USD	(814,500)	24,842	—
Nickel	(12)	06/2022	USD	(2,041,056)	153,560	—
Nickel	(7)	09/2022	USD	(1,193,682)	—	(91,800)
Nikkei 225 Index	(11)	06/2022	JPY	(299,860,000)	—	(144,489)
Russell 2000 Index E-mini	(19)	06/2022	USD	(1,768,805)	133,967	—
S&P 500 Index E-mini	(364)	06/2022	USD	(75,188,750)	5,167,908	—
S&P 500 Index E-mini	(132)	06/2022	USD	(27,266,250)	84,191	—
S&P Mid 400 Index E-mini	(4)	06/2022	USD	(1,005,280)	16,181	—
S&P/TSX 60 Index	(105)	06/2022	CAD	(26,323,500)	264,179	—
S&P/TSX 60 Index	(15)	06/2022	CAD	(3,760,500)	58,530	—
S&P/TSX 60 Index	(28)	06/2022	CAD	(7,019,600)	—	(74,186)
SGX CNX Nifty Index	(123)	06/2022	USD	(4,073,760)	—	(110,024)
SGX CNX Nifty Index	(456)	06/2022	USD	(15,102,720)	—	(346,181)
Silver	(2)	07/2022	USD	(216,880)	23,566	—
Soybean	(32)	07/2022	USD	(2,693,200)	—	(42,368)
Soybean Meal	(45)	07/2022	USD	(1,866,600)	47,076	—
Soybean Oil	(1)	07/2022	USD	(46,752)	2,291	—
Soybean Oil	(1)	07/2022	USD	(46,752)	703	—
SPI 200 Index	(11)	06/2022	AUD	(1,983,300)	—	(20,971)
TOPIX Index	(89)	06/2022	JPY	(1,699,010,000)	—	(87,995)
U.S. Long Bond	(27)	09/2022	USD	(3,764,813)	43,873	—
U.S. Treasury 10-Year Note	(484)	09/2022	USD	(57,815,313)	341,786	—
U.S. Treasury 2-Year Note	(143)	09/2022	USD	(30,187,523)	22,344	—
U.S. Treasury 5-Year Note	(309)	09/2022	USD	(34,902,516)	124,467	—
U.S. Treasury 5-Year Note	(844)	09/2022	USD	(95,332,438)	—	(101,331)
U.S. Ultra Treasury Bond	(87)	09/2022	USD	(13,550,250)	231,950	—
Wheat	(80)	07/2022	USD	(4,350,000)	164,768	—
Wheat	(13)	07/2022	USD	(706,875)	23,183	—
Total					10,312,414	(3,642,770)

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive SOFR and pay exercise rate	Morgan Stanley	USD	12,500,000	12,500,000	2.25	09/30/2022	275,000	580,885

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	25

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	17,500,000	17,500,000	1.00	07/08/2022	178,500	2
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	7,450,000	7,450,000	2.25	04/27/2023	178,800	114,524
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	14,160,000	14,160,000	2.50	05/12/2023	423,384	335,211
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	25,000,000	25,000,000	2.25	04/27/2023	596,250	384,307
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	14,160,000	14,160,000	2.50	05/12/2023	436,836	335,211
Total							1,813,770	1,169,255

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	(15,000,000)	(15,000,000)	2.55	07/13/2022	(240,000)	(286,701)
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	(30,000,000)	(30,000,000)	2.65	07/14/2022	(510,000)	(427,398)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(13,200,000)	(13,200,000)	1.75	07/05/2022	(102,300)	(700,374)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(22,900,000)	(22,900,000)	1.85	07/07/2022	(206,100)	(1,112,313)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(25,000,000)	(25,000,000)	2.00	08/03/2022	(225,000)	(1,061,590)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(32,000,000)	(32,000,000)	2.10	08/10/2022	(384,000)	(1,224,486)
Total							(1,667,400)	(4,812,862)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month NZD LIBOR	Fixed rate of 2.500%	Receives Quarterly, Pays SemiAnnually	JPMorgan	06/12/2024	NZD	26,700,000	368,486	—	—	368,486	—
3-Month NZD LIBOR	Fixed rate of 3.000%	Receives Quarterly, Pays SemiAnnually	JPMorgan	06/12/2024	NZD	10,900,000	145,601	—	—	145,601	—
Fixed rate of 1.500%	3-Month AUD BBSW	Receives SemiAnnually, Pays Quarterly	JPMorgan	06/13/2024	AUD	45,300,000	(775,890)	—	—	—	(775,890)
SONIA	Fixed rate of 0.500%	Receives Annually, Pays Annually	JPMorgan	06/15/2024	GBP	189,400,000	2,543,411	—	—	2,543,411	—
SOFR	Fixed rate of 0.500%	Receives Annually, Pays Annually	JPMorgan	06/15/2024	USD	74,600,000	1,563,861	—	—	1,563,861	—
Fixed rate of -0.500%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	JPMorgan	06/15/2024	EUR	108,900,000	(2,059,859)	—	—	—	(2,059,859)
3-Month NZD LIBOR	Fixed rate of 3.500%	Receives Quarterly, Pays SemiAnnually	JPMorgan	09/11/2024	NZD	1,000,000	5,531	—	—	5,531	—
Fixed rate of 4.000%	3-Month NZD LIBOR	Receives SemiAnnually, Pays Quarterly	JPMorgan	09/11/2024	NZD	19,700,000	(53,763)	—	—	—	(53,763)
6-Month AUD BBSW	Fixed rate of 3.000%	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	09/12/2024	AUD	49,400,000	246,335	—	—	246,335	—
6-Month AUD BBSW	Fixed rate of 3.500%	Receives Quarterly, Pays Quarterly	JPMorgan	09/12/2024	AUD	29,200,000	(80,768)	—	—	—	(80,768)
Fixed rate of 2.000%	3-Month AUD BBSW	Receives Quarterly, Pays Quarterly	JPMorgan	09/12/2024	AUD	14,800,000	(159,311)	—	—	—	(159,311)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
26	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month SEK STIBOR	Fixed rate of 2.500%	Receives Quarterly, Pays Quarterly	JPMorgan	09/18/2024	SEK	16,300,000	55	—	—	55	—
3-Month SEK STIBOR	Fixed rate of 2.000%	Receives Quarterly, Pays Annually	JPMorgan	09/18/2024	SEK	68,600,000	24	—	—	24	—
6-Month NOK NIBOR	Fixed rate of 0.030%	Receives SemiAnnually, Pays Annually	JPMorgan	09/18/2024	NOK	355,700,000	(29,190)	—	—	—	(29,190)
Fixed rate of 1.500%	3-Month SEK STIBOR	Receives Annually, Pays Quarterly	JPMorgan	09/18/2024	SEK	230,300,000	(361,247)	—	—	—	(361,247)
Fixed rate of 2.500%	6-Month NOK NIBOR	Receives Annually, Pays SemiAnnually	JPMorgan	09/18/2024	NOK	624,000,000	(524,942)	—	—	—	(524,942)
Fixed rate of 1.000%	3-Month SEK STIBOR	Receives Annually, Pays Quarterly	JPMorgan	09/18/2024	SEK	600,800,000	(1,253,888)	—	—	—	(1,253,888)
3-Month CAD Canada Bankers’ Acceptances	Fixed rate of 2.000%	Receives Quarterly, Pays SemiAnnually	JPMorgan	09/19/2024	CAD	75,800,000	25,840	—	—	25,840	—
3-Month CAD Canada Bankers’ Acceptances	Fixed rate of 2.000%	Receives Quarterly, Pays SemiAnnually	JPMorgan	09/19/2024	CAD	33,100,000	(12,007)	—	—	—	(12,007)
SONIA	Fixed rate of 0.020%	Receives Annually, Pays Annually	JPMorgan	09/21/2024	GBP	190,400,000	964,058	—	—	964,058	—
SONIA	Fixed rate of 1.000%	Receives Annually, Pays Annually	JPMorgan	09/21/2024	GBP	37,900,000	701,425	—	—	701,425	—
SOFR	Fixed rate of 1.000%	Receives Annually, Pays Annually	JPMorgan	09/21/2024	USD	8,600,000	186,401	—	—	186,401	—
SOFR	Fixed rate of 2.000%	Receives Annually, Pays Annually	JPMorgan	09/21/2024	USD	22,400,000	1,567	—	—	1,567	—
Fixed rate of -0.250%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	JPMorgan	09/21/2024	EUR	23,200,000	(474,003)	—	—	—	(474,003)
SOFR	Fixed rate of 2.000%	Receives Annually, Pays Annually	JPMorgan	09/21/2024	USD	227,200,000	(548,307)	—	—	—	(548,307)
Fixed rate of 0.005%	6-Month EURIBOR	Receives Annually, Pays SemiAnnually	JPMorgan	09/21/2024	EUR	219,400,000	(1,137,832)	—	—	—	(1,137,832)
Fixed rate of 4.000%	3-Month NZD LIBOR	Receives SemiAnnually, Pays Quarterly	JPMorgan	12/11/2024	NZD	19,100,000	(39,261)	—	—	—	(39,261)
6-Month EURIBOR	Fixed rate of 0.750%	Receives SemiAnnually, Pays Annually	JPMorgan	12/21/2024	EUR	5,000,000	21,830	—	—	21,830	—
SOFR	Fixed rate of 2.000%	Receives Annually, Pays Annually	JPMorgan	12/21/2024	USD	11,700,000	18,716	—	—	18,716	—
SONIA	Fixed rate of 2.000%	Receives Annually, Pays Annually	JPMorgan	12/21/2024	GBP	2,300,000	16,782	—	—	16,782	—
6-Month AUD BBSW	Fixed rate of 2.000%	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	06/10/2032	AUD	13,200,000	868,445	—	—	868,445	—
Fixed rate of 1.250%	SOFR	Receives Annually, Pays Annually	JPMorgan	06/15/2032	USD	2,700,000	(204,066)	—	—	—	(204,066)
Fixed rate of 0.750%	SONIA	Receives Annually, Pays Annually	JPMorgan	06/15/2032	GBP	14,400,000	(1,014,259)	—	—	—	(1,014,259)
Fixed rate of 2.500%	6-Month AUD BBSW	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	09/09/2032	AUD	800,000	(8,025)	—	—	—	(8,025)
Fixed rate of 3.500%	6-Month AUD BBSW	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	09/09/2032	AUD	1,700,000	(28,168)	—	—	—	(28,168)
Fixed rate of 3.000%	6-Month AUD BBSW	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	09/09/2032	AUD	1,400,000	(40,885)	—	—	—	(40,885)
3-Month SEK STIBOR	Fixed rate of 1.500%	Receives Quarterly, Pays Annually	JPMorgan	09/15/2032	SEK	91,400,000	651,859	—	—	651,859	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	27

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 3.000%	6-Month NOK NIBOR	Receives Annually, Pays SemiAnnually	JPMorgan	09/15/2032	NOK	9,700,000	5,769	—	—	5,769	—
Fixed rate of 3.000%	3-Month NZD LIBOR	Receives SemiAnnually, Pays Quarterly	JPMorgan	09/15/2032	NZD	300,000	(13,473)	—	—	—	(13,473)
Fixed rate of 2.300%	3-Month CAD Canada Bankers’ Acceptances	Receives SemiAnnually, Pays Quarterly	JPMorgan	09/19/2032	CAD	11,000,000	(108,112)	—	—	—	(108,112)
6-Month EURIBOR	Fixed rate of 0.010%	Receives SemiAnnually, Pays Annually	JPMorgan	09/21/2032	EUR	30,800,000	1,147,608	—	—	1,147,608	—
6-Month EURIBOR	Fixed rate of 0.250%	Receives SemiAnnually, Pays Annually	JPMorgan	09/21/2032	EUR	1,900,000	145,753	—	—	145,753	—
Fixed rate of 2.000%	SOFR	Receives Annually, Pays Annually	JPMorgan	09/21/2032	USD	5,800,000	119,640	—	—	119,640	—
6-Month EURIBOR	Fixed rate of 0.010%	Receives SemiAnnually, Pays Annually	JPMorgan	09/21/2032	EUR	5,800,000	(88,356)	—	—	—	(88,356)
Fixed rate of 1.500%	SOFR	Receives Annually, Pays Annually	JPMorgan	09/21/2032	USD	1,800,000	(150,604)	—	—	—	(150,604)
Fixed rate of 2.000%	SOFR	Receives Annually, Pays Annually	JPMorgan	09/21/2032	USD	21,300,000	(471,840)	—	—	—	(471,840)
Fixed rate of 0.750%	SONIA	Receives Annually, Pays Annually	JPMorgan	09/21/2032	GBP	8,200,000	(644,183)	—	—	—	(644,183)
Fixed rate of 1.500%	SONIA	Receives Annually, Pays Annually	JPMorgan	09/21/2032	GBP	20,700,000	(1,052,445)	—	—	—	(1,052,445)
Fixed rate of 3.500%	6-Month AUD BBSW	Receives SemiAnnually, Pays SemiAnnually	JPMorgan	12/09/2032	AUD	1,700,000	(16,847)	—	—	—	(16,847)
Fixed rate of 1.500%	SONIA	Receives Annually, Pays Annually	JPMorgan	12/21/2032	GBP	500,000	(14,119)	—	—	—	(14,119)
Fixed rate of 2.000%	SOFR	Receives Annually, Pays Annually	JPMorgan	12/21/2032	USD	2,200,000	(14,325)	—	—	—	(14,325)
Fixed rate of 1.750%	SOFR	Receives Annually, Pays Annually	JPMorgan	09/21/2052	USD	2,000,000	17,319	—	—	17,319	—
Fixed rate of 1.750%	SOFR	Receives Annually, Pays Annually	JPMorgan	09/21/2052	USD	3,300,000	(61,946)	—	—	—	(61,946)
Fixed rate of 0.108%	ESTR	Receives Annually, Pays Annually	Morgan Stanley	01/05/2032	EUR	36,124,000	(4,915,139)	—	—	—	(4,915,139)
3-Month NZD LIBOR	Fixed rate of 2.744%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	01/07/2032	NZD	41,822,537	2,380,257	—	—	2,380,257	—
Fixed rate of 0.280%	ESTR	Receives Annually, Pays Annually	Morgan Stanley	02/03/2032	EUR	9,600,000	(1,161,120)	—	—	—	(1,161,120)
3-Month CAD Canada Bankers’ Acceptances	Fixed rate of 2.240%	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	03/01/2032	CAD	18,170,000	1,349,378	—	—	1,349,378	—
SOFR	Fixed rate of 1.631%	Receives Annually, Pays SemiAnnually	Morgan Stanley	03/03/2032	USD	22,900,000	1,936,378	—	—	1,936,378	—
3-Month NZD LIBOR	Fixed rate of 3.025%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	03/03/2032	NZD	24,500,000	1,134,337	—	—	1,134,337	—
TONA	Fixed rate of 0.188%	Receives Annually, Pays Annually	Morgan Stanley	03/03/2032	JPY	654,200,000	81,893	—	—	81,893	—
Fixed rate of 0.497%	ESTR	Receives Annually, Pays Annually	Morgan Stanley	03/03/2032	EUR	11,970,000	(1,213,735)	—	—	—	(1,213,735)
SONIA	Fixed rate of 1.694%	Receives Annually, Pays Annually	Morgan Stanley	04/01/2032	GBP	13,219,000	657,862	—	—	657,862	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
28	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Cleared interest rate swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
3-Month CAD Canada Bankers’ Acceptances	Fixed rate of 2.951%	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	04/01/2032	CAD	7,489,000	202,431	—	—	202,431	—
Fixed rate of 1.910%	3-Month SEK STIBOR	Receives Annually, Pays Quarterly	Morgan Stanley	04/05/2032	SEK	174,854,000	(912,026)	—	—	—	(912,026)
6-Month AUD BBSW	Fixed rate of 3.674%	Receives SemiAnnually, Pays SemiAnnually	Morgan Stanley	05/04/2032	AUD	29,000,000	(21,612)	—	—	—	(21,612)
Fixed rate of 1.445%	ESTR	Receives Annually, Pays Annually	Morgan Stanley	05/04/2032	EUR	29,517,000	(335,223)	—	—	—	(335,223)
Fixed rate of 2.395%	3-Month SEK STIBOR	Receives Annually, Pays Quarterly	Morgan Stanley	05/05/2032	SEK	400,481,000	(435,886)	—	—	—	(435,886)
3-Month NZD LIBOR	Fixed rate of 4.140%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	05/06/2032	NZD	40,300,000	(455,750)	—	—	—	(455,750)
Total							(3,383,560)	—	—	17,508,852	(20,892,412)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 13 BBB-	Goldman Sachs International	12/16/2072	3.000	Monthly	5.703	USD	700,000	(104,125)	408	—	(37,647)	—	(66,070)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	5,000,000	(681,250)	2,917	—	(963,827)	285,494	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	3,000,000	(408,750)	1,750	—	(677,450)	270,450	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	3,500,000	(476,875)	2,042	—	(658,048)	183,215	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	2,000,000	(272,500)	1,167	—	(437,703)	166,370	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	2,500,000	(340,625)	1,458	—	(496,597)	157,430	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	1,200,000	(163,500)	700	—	(279,297)	116,497	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	2,000,000	(272,500)	1,166	—	(316,414)	45,080	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	750,000	(102,187)	437	—	(122,788)	21,038	—
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	6.799	USD	5,000,000	(681,250)	2,917	—	(574,984)	—	(103,349)
Markit CMBX North America Index, Series 11 BBB-	Morgan Stanley	11/18/2054	3.000	Monthly	5.807	USD	4,000,000	(482,500)	2,334	—	(764,812)	284,646	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	29

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	5.813	USD	3,000,000	(406,875)	1,750	—	(433,376)	28,251	—
Markit CMBX North America Index, Series 13 BBB-	Morgan Stanley	12/16/2072	3.000	Monthly	5.703	USD	2,000,000	(297,500)	1,167	—	(181,925)	—	(114,408)
Markit CMBX North America Index, Series 13 BBB-	Morgan Stanley	12/16/2072	3.000	Monthly	5.703	USD	1,500,000	(223,125)	875	—	(76,591)	—	(145,659)
Markit CMBX North America Index, Series 13 BBB-	Morgan Stanley	12/16/2072	3.000	Monthly	5.703	USD	1,500,000	(223,125)	875	—	(75,100)	—	(147,150)
Markit CMBX North America Index, Series 13 BBB-	Morgan Stanley	12/16/2072	3.000	Monthly	5.703	USD	2,000,000	(297,500)	1,167	—	(128,723)	—	(167,610)
Markit CMBX North America Index, Series 13 BBB-	Morgan Stanley	12/16/2072	3.000	Monthly	5.703	USD	2,000,000	(297,500)	1,167	—	(115,984)	—	(180,349)
Total								(5,731,687)	24,297	—	(6,341,266)	1,558,471	(924,595)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on MSCI Spain Net Return EUR Index	ESTR minus 0.003%	Monthly	JPMorgan	06/15/2022	EUR	957,739	42,731	310	—	—	43,041	—
Total return on MSCI Italy Net Return EUR Index	3-Month EURIBOR minus 0.006%	Monthly	JPMorgan	06/15/2022	EUR	1,316,285	42,218	579	—	—	42,797	—
Total return on MSCI Netherlands Net Return EUR Index	1-Month EURIBOR plus 0.001%	Monthly	JPMorgan	06/15/2022	EUR	457,605	19,395	95	—	—	19,490	—
SORA minus 0.002%	Total return on MSCI Singapore Net Return SGD Index	Monthly	JPMorgan	06/15/2022	SGD	116,993	(945)	21	—	—	—	(924)
28-Day MXN TIIE-Banxico minus 0.004%	Total return on MSCI Mexico Net Return MXN Index	Monthly	JPMorgan	06/15/2022	MXN	2,345,230	(4,123)	293	—	—	—	(3,830)
28-Day MXN TIIE-Banxico minus 0.004%	Total return on MSCI Mexico Net Return MXN Index	Monthly	JPMorgan	06/15/2022	MXN	2,452,095	(4,311)	306	—	—	—	(4,005)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
30	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
28-Day MXN TIIE-Banxico minus 0.004%	Total return on MSCI Mexico Net Return MXN Index	Monthly	JPMorgan	06/15/2022	MXN	2,909,758	(5,115)	363	—	—	—	(4,752)
1-Month ZAR JIBAR plus 0.006%	Total return on MSCI South Africa Net Return ZAR Index	Monthly	JPMorgan	06/15/2022	ZAR	3,876,227	(10,628)	414	—	—	—	(10,214)
Overnight BRL CDI minus 0.007%	Total return on MSCI Brazil Net Return BRL Index	Monthly	JPMorgan	06/15/2022	BRL	5,725,549	(59,989)	5,133	—	—	—	(54,856)
Total							19,233	7,514	—	—	105,328	(78,581)

Total return swap contracts on futures
Reference instrument*	Counterparty	Expiration date	Trading currency	Notional amount long(short)	Upfront payments ($)	Upfront receipts ($)	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
DTOP Index June 22	Goldman Sachs	06/2022	ZAR	(1,405,030)	—	—	—	(3,254)
TAIEX Index June 22	Goldman Sachs	06/2022	TWD	50,043,000	—	—	75,075	—
WIG 20 Index June 22	Goldman Sachs	06/2022	PLN	(1,589,280)	—	—	—	(4,858)
Ibovespa Index June 22	Morgan Stanley	06/2022	BRL	(52,429,910)	—	—	599,389	—
KOSPI 200 Index Jun 2022	Morgan Stanley	06/2022	KRW	5,400,787,500	—	—	45,067	—
Swiss Federal Bond Jun 2022	Morgan Stanley	06/2022	CHF	(14,265,540)	—	—	—	(274,968)
Swiss Market Index June 22	Morgan Stanley	06/2022	CHF	10,090,260	—	—	21,762	—
TAIEX Index June 22	Morgan Stanley	06/2022	TWD	60,051,600	—	—	88,481	—
Total					—	—	829,774	(283,080)

*	If the notional amount of the swap contract is long and the swap contract’s value is positive (negative), the Fund will receive (pay) the total return. If the notional amount of the swap contract is short and the swap contract’s value is positive (negative), the Fund will pay (receive) the total return. Receipts and payments occur upon termination of the contract.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
1-Month EURIBOR	Euro Interbank Offered Rate	(0.546%)
1-Month ZAR JIBAR	Johannesburg Interbank Average Rate	4.792%
28-Day MXN TIIE-Banxico	Interbank Equilibrium Interest Rate	7.225%
3-Month AUD BBSW	Bank Bill Swap Rate	1.177%
3-Month CAD Canada Bankers’ Acceptances	Canada Bankers’ Acceptances	1.947%
3-Month EURIBOR	Euro Interbank Offered Rate	(0.338%)
3-Month NZD LIBOR	London Interbank Offered Rate	2.465%
3-Month SEK STIBOR	Stockholm Interbank Offered Rate	0.477%
6-Month AUD BBSW	Bank Bill Swap Rate	1.925%
6-Month EURIBOR	Euro Interbank Offered Rate	(0.045%)
6-Month NOK NIBOR	Norwegian Interbank Offered Rate	1.620%
ESTR	Euro Short Term Rate	(0.589%)
Overnight BRL CDI	Interbank Certificate of Deposit	0.479%
SOFR	Secured Overnight Financing Rate	0.780%
SONIA	Sterling Overnight Index Average	0.941%
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	31

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Reference index and values for swap contracts as of period end (continued)
Reference index		Reference rate
SORA	Singapore Overnight Rate Average	0.719%
TONA	Tokyo Overnight Average Rate	(0.026%)
Notes to Consolidated Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2022, the total value of these securities amounted to $212,132,294, which represents 26.30% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of May 31, 2022.
(c)	Security represents a pool of loans that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions (i.e. principal and interest, net of fees and expenses) that are tied to the payments made by the borrower on the underlying loans. Due to the structure of the security the cash payments received are not known until the time of payment. The interest rate shown is the stated coupon rate as of May 31, 2022 and is not reflective of the cash flow payments.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2022, the total value of these securities amounted to $8,622,033, which represents 1.07% of total net assets.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of May 31, 2022.
(g)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(h)	Includes comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at May 31, 2022:

Security description	Principal amount ($)	Settlement date	Proceeds receivable ($)	Value ($)
Uniform Mortgage-Backed Security TBA
06/13/2052 2.500%	(40,000,000)	06/13/2022	(36,079,688)	(36,806,250)

(i)	Represents a security purchased on a when-issued basis.
(j)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(k)	The rate shown is the seven-day current annualized yield at May 31, 2022.
(l)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.852%
	308,299,190	721,230,153	(703,766,092)	(34,804)	325,728,447	(62,508)	588,107	325,858,790
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Yuan Offshore Renminbi
COP	Colombian Peso
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
32	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Currency Legend  (continued)
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	33

Consolidated Portfolio of Investments  (continued)
May 31, 2022
Fair value measurements  (continued)
additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	35,195,661	11,283,627	46,479,288
Commercial Mortgage-Backed Securities - Agency	—	631,960	—	631,960
Commercial Mortgage-Backed Securities - Non-Agency	—	38,198,319	—	38,198,319
Residential Mortgage-Backed Securities - Agency	—	101,699,956	—	101,699,956
Residential Mortgage-Backed Securities - Non-Agency	—	115,085,244	12,074,645	127,159,889
Treasury Bills	162,901,086	—	—	162,901,086
Options Purchased Calls	—	1,169,255	—	1,169,255
Options Purchased Puts	—	580,885	—	580,885
Money Market Funds	325,728,447	—	—	325,728,447
Total Investments in Securities	488,629,533	292,561,280	23,358,272	804,549,085
Forward Sale Commitments	—	(36,806,250)	—	(36,806,250)
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	45,794,852	—	45,794,852
Futures Contracts	16,592,732	—	—	16,592,732
Swap Contracts	—	20,002,425	—	20,002,425
Liability
Forward Foreign Currency Exchange Contracts	—	(38,037,443)	—	(38,037,443)
Futures Contracts	(10,778,490)	—	—	(10,778,490)
Options Contracts Written	—	(4,812,862)	—	(4,812,862)
Swap Contracts	—	(22,178,668)	—	(22,178,668)
Total	494,443,775	256,523,334	23,358,272	774,325,381
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2021 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 05/31/2022 ($)
Asset-Backed Securities — Non-Agency	15,808,703	(5,523,631)	—	538,753	1,823,347	(1,363,545)	—	—	11,283,627
Residential Mortgage-Backed Securities — Non-Agency	6,731,785	4,910	238,783	(127,990)	7,828,214	(4,810,367)	2,209,310	—	12,074,645
Total	22,540,488	(5,518,721)	238,783	410,763	9,651,561	(6,173,912)	2,209,310	—	23,358,272
(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2022 was $533,490, which is comprised of Asset-Backed Securities — Non-Agency of $538,753 and Residential Mortgage-Backed Securities - Non-Agency of $(5,263).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset-backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
34	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Consolidated Statement of Assets and Liabilities
May 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $488,799,972)	$477,070,498
Affiliated issuers (cost $325,769,438)	325,728,447
Options purchased (cost $2,088,770)	1,750,140
Foreign currency (cost $8,366,725)	8,425,521
Cash collateral held at broker for:
Forward foreign currency exchange contracts	2,420,000
Swap contracts	3,580,000
Options contracts written	3,372,000
TBA	218,000
Other(a)	5,269,000
Margin deposits on:
Futures contracts	36,991,272
Swap contracts	9,947,586
Unrealized appreciation on forward foreign currency exchange contracts	45,794,852
Unrealized appreciation on swap contracts	2,493,573
Receivable for:
Investments sold	1,380,994
Investments sold on a delayed delivery basis	36,113,021
Capital shares sold	1,116,276
Dividends	201,391
Interest	1,020,473
Variation margin for futures contracts	7,013,805
Variation margin for swap contracts	3,911,010
Expense reimbursement due from Investment Manager	11,459
Prepaid expenses	5,892
Trustees’ deferred compensation plan	70,430
Total assets	973,905,640
Liabilities
Option contracts written, at value (premiums received $1,667,400)	4,812,862
Forward sale commitments, at value (proceeds receivable $36,079,688)	36,806,250
Due to custodian	46,397
Unrealized depreciation on forward foreign currency exchange contracts	38,037,443
Unrealized depreciation on swap contracts	1,286,256
Upfront receipts on swap contracts	6,341,266
Cash collateral due to broker for:
Foreign forward currency exchange contracts	2,050,000
Swap contracts	970,000
Payable for:
Investments purchased	413,792
Investments purchased on a delayed delivery basis	65,740,250
Capital shares purchased	842,685
Variation margin for futures contracts	6,474,032
Variation margin for swap contracts	3,112,507
Interest on forward sale commitments	33,333
Management services fees	84,621
Distribution and/or service fees	1,469
Transfer agent fees	74,594
Compensation of board members	13,428
Other expenses	75,042
Trustees’ deferred compensation plan	70,430
Total liabilities	167,286,657
Net assets applicable to outstanding capital stock	$806,618,983
Represented by
Paid in capital	951,305,873
Total distributable earnings (loss)	(144,686,890)
Total - representing net assets applicable to outstanding capital stock	$806,618,983
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	35

Consolidated Statement of Assets and Liabilities  (continued)
May 31, 2022
Class A
Net assets	$2,137,843
Shares outstanding	76,364
Net asset value per share	$28.00
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$29.71
Advisor Class
Net assets	$317,817
Shares outstanding	11,209
Net asset value per share	$28.35
Class C
Net assets	$12,869,261
Shares outstanding	476,764
Net asset value per share	$26.99
Institutional Class
Net assets	$790,615,303
Shares outstanding	27,936,692
Net asset value per share	$28.30
Institutional 2 Class
Net assets	$664,712
Shares outstanding	23,375
Net asset value per share	$28.44
Institutional 3 Class
Net assets	$7,134
Shares outstanding	250
Net asset value per share	$28.54
Class R
Net assets	$6,913
Shares outstanding	250
Net asset value per share	$27.65

(a)	Includes collateral related to option contracts and swap contracts.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
36	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Consolidated Statement of Operations
Year Ended May 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$503,219
Dividends — affiliated issuers	588,107
Interest	17,894,333
Total income	18,985,659
Expenses:
Management services fees	8,136,161
Distribution and/or service fees
Class A	4,430
Class C	12,604
Class R	36
Transfer agent fees
Class A	2,000
Advisor Class	492
Class C	1,466
Institutional Class	953,363
Institutional 2 Class	516
Institutional 3 Class	1
Class R	7
Compensation of board members	23,368
Custodian fees	141,380
Printing and postage fees	95,215
Registration fees	141,574
Audit fees	52,000
Legal fees	18,015
Interest on collateral	316,454
Compensation of chief compliance officer	251
Other	26,337
Total expenses	9,925,670
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(982,907)
Expense reduction	(20)
Total net expenses	8,942,743
Net investment income	10,042,916
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	336,744
Investments — affiliated issuers	(62,508)
Foreign currency translations	(6,379,176)
Forward foreign currency exchange contracts	(12,107,249)
Futures contracts	11,089,830
Options purchased	3,886,275
Options contracts written	(2,344,970)
Swap contracts	(12,673,962)
Net realized loss	(18,255,016)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(20,929,571)
Investments — affiliated issuers	(34,804)
Foreign currency translations	(547,557)
Forward sale commitments	(726,562)
Forward foreign currency exchange contracts	8,680,717
Futures contracts	9,262,871
Options purchased	(5,594,468)
Options contracts written	(3,115,981)
Swap contracts	(6,299,183)
Net change in unrealized appreciation (depreciation)	(19,304,538)
Net realized and unrealized loss	(37,559,554)
Net decrease in net assets resulting from operations	$(27,516,638)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	37

Consolidated Statement of Changes in Net Assets
	Year Ended May 31, 2022	Year Ended May 31, 2021
Operations
Net investment income	$10,042,916	$6,992,315
Net realized gain (loss)	(18,255,016)	23,796,528
Net change in unrealized appreciation (depreciation)	(19,304,538)	15,440,772
Net increase (decrease) in net assets resulting from operations	(27,516,638)	46,229,615
Distributions to shareholders
Net investment income and net realized gains
Class A	(36,833)	—
Advisor Class	(7,417)	—
Class C	(1,331)	—
Institutional Class	(19,479,617)	—
Institutional 2 Class	(16,578)	—
Institutional 3 Class	(176)	—
Class R	(132)	—
Total distributions to shareholders	(19,542,084)	—
Increase in net assets from capital stock activity	44,080,394	131,298,431
Total increase (decrease) in net assets	(2,978,328)	177,528,046
Net assets at beginning of year	809,597,311	632,069,265
Net assets at end of year	$806,618,983	$809,597,311
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
38	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Consolidated Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2022		May 31, 2021
	Shares	Dollars ($)	Shares(a)	Dollars ($)
Capital stock activity
Class A
Subscriptions	32,274	917,058	9,549	278,887
Distributions reinvested	1,319	36,684	—	—
Redemptions	(15,870)	(452,919)	(27,239)	(794,935)
Net increase (decrease)	17,723	500,823	(17,690)	(516,048)
Advisor Class
Subscriptions	21,107	632,532	4,185	122,324
Distributions reinvested	257	7,231	—	—
Redemptions	(17,689)	(523,259)	(1,364)	(39,438)
Net increase	3,675	116,504	2,821	82,886
Class C
Subscriptions	480,979	13,056,328	—	—
Distributions reinvested	46	1,237	—	—
Redemptions	(8,252)	(224,277)	(4,132)	(118,675)
Net increase (decrease)	472,773	12,833,288	(4,132)	(118,675)
Institutional Class
Subscriptions	7,526,146	219,144,305	9,373,060	275,195,663
Distributions reinvested	693,364	19,476,610	—	—
Redemptions	(7,193,911)	(207,819,869)	(4,352,530)	(128,547,132)
Net increase	1,025,599	30,801,046	5,020,530	146,648,531
Institutional 2 Class
Subscriptions	4,876	144,203	49,488	1,450,617
Distributions reinvested	581	16,407	—	—
Redemptions	(11,164)	(331,877)	(24,820)	(739,212)
Net increase (decrease)	(5,707)	(171,267)	24,668	711,405
Institutional 3 Class
Redemptions	—	—	(528,890)	(15,509,668)
Net decrease	—	—	(528,890)	(15,509,668)
Total net increase	1,514,063	44,080,394	4,497,307	131,298,431

(a)	Share activity has been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	39

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A(c)
Year Ended 5/31/2022	$29.65	0.47	(1.52)	(1.05)	(0.60)	(0.60)
Year Ended 5/31/2021	$27.84	0.19	1.62	1.81	—	—
Year Ended 5/31/2020	$29.79	0.28	(2.23)	(1.95)	—	—
Year Ended 5/31/2019	$34.63	0.32	(5.16)	(4.84)	—	—
Year Ended 5/31/2018	$37.44	0.04	(2.01)	(1.97)	(0.84)	(0.84)
Advisor Class(c)
Year Ended 5/31/2022	$30.03	0.20	(1.21)	(1.01)	(0.67)	(0.67)
Year Ended 5/31/2021	$28.12	0.28	1.63	1.91	—	—
Year Ended 5/31/2020	$30.01	0.32	(2.21)	(1.89)	—	—
Year Ended 5/31/2019	$34.78	0.36	(5.13)	(4.77)	—	—
Year Ended 5/31/2018	$37.55	0.16	(2.05)	(1.89)	(0.88)	(0.88)
Class C(c)
Year Ended 5/31/2022	$28.59	6.57	(7.80)	(1.23)	(0.37)	(0.37)
Year Ended 5/31/2021	$27.05	(0.04)	1.58	1.54	—	—
Year Ended 5/31/2020	$29.16	0.04	(2.15)	(2.11)	—	—
Year Ended 5/31/2019	$34.15	0.08	(5.07)	(4.99)	—	—
Year Ended 5/31/2018	$37.10	(0.24)	(1.99)	(2.23)	(0.72)	(0.72)
Institutional Class(c)
Year Ended 5/31/2022	$29.97	0.34	(1.34)	(1.00)	(0.67)	(0.67)
Year Ended 5/31/2021	$28.07	0.28	1.62	1.90	—	—
Year Ended 5/31/2020	$29.96	0.32	(2.21)	(1.89)	—	—
Year Ended 5/31/2019	$34.73	0.40	(5.17)	(4.77)	—	—
Year Ended 5/31/2018	$37.50	0.12	(2.01)	(1.89)	(0.88)	(0.88)
Institutional 2 Class(c)
Year Ended 5/31/2022	$30.12	0.33	(1.33)	(1.00)	(0.68)	(0.68)
Year Ended 5/31/2021	$28.19	0.34	1.59	1.93	—	—
Year Ended 5/31/2020	$30.07	0.40	(2.28)	(1.88)	—	—
Year Ended 5/31/2019	$34.84	0.44	(5.21)	(4.77)	—	—
Year Ended 5/31/2018	$37.58	0.20	(2.06)	(1.86)	(0.88)	(0.88)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
40	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A(c)
Year Ended 5/31/2022	$28.00	(3.54%)	1.42%(d)	1.30%(d),(e)	1.62%	352%	$2,138
Year Ended 5/31/2021	$29.65	6.50%	1.40%(d),(f)	1.27%(d),(f)	0.66%	555%	$1,739
Year Ended 5/31/2020	$27.84	(6.58%)	1.42%(d),(f)	1.25%(d),(f)	0.94%	789%	$2,125
Year Ended 5/31/2019	$29.79	(13.97%)	1.45%(d)	1.24%(d)	0.98%	0%	$3,103
Year Ended 5/31/2018	$34.63	(5.49%)	1.49%(d)	1.28%(d)	0.06%	0%	$4,343
Advisor Class(c)
Year Ended 5/31/2022	$28.35	(3.34%)	1.16%(d)	1.05%(d),(e)	0.66%	352%	$318
Year Ended 5/31/2021	$30.03	6.79%	1.16%(d),(f)	1.02%(d),(f)	0.97%	555%	$226
Year Ended 5/31/2020	$28.12	(6.27%)	1.17%(d),(f)	0.99%(d),(f)	1.15%	789%	$133
Year Ended 5/31/2019	$30.01	(13.79%)	1.20%(d)	1.01%(d)	1.07%	0%	$216
Year Ended 5/31/2018	$34.78	(5.27%)	1.24%(d)	1.03%(d)	0.41%	0%	$4,433
Class C(c)
Year Ended 5/31/2022	$26.99	(4.29%)	2.17%(d)	2.06%(d),(e)	24.79%	352%	$12,869
Year Ended 5/31/2021	$28.59	5.73%	2.15%(d),(f)	2.02%(d),(f)	(0.14%)	555%	$114
Year Ended 5/31/2020	$27.05	(7.27%)	2.17%(d),(f)	1.99%(d),(f)	0.21%	789%	$220
Year Ended 5/31/2019	$29.16	(14.64%)	2.20%(d)	1.99%(d)	0.22%	0%	$493
Year Ended 5/31/2018	$34.15	(6.15%)	2.24%(d)	2.03%(d)	(0.68%)	0%	$838
Institutional Class(c)
Year Ended 5/31/2022	$28.30	(3.32%)	1.17%(d)	1.05%(d),(e)	1.15%	352%	$790,615
Year Ended 5/31/2021	$29.97	6.73%	1.16%(d),(f)	1.02%(d),(f)	0.95%	555%	$806,627
Year Ended 5/31/2020	$28.07	(6.28%)	1.17%(d),(f)	1.00%(d),(f)	1.17%	789%	$614,500
Year Ended 5/31/2019	$29.96	(13.71%)	1.20%(d)	0.99%(d)	1.23%	0%	$587,203
Year Ended 5/31/2018	$34.73	(5.35%)	1.24%(d)	1.03%(d)	0.34%	0%	$706,826
Institutional 2 Class(c)
Year Ended 5/31/2022	$28.44	(3.29%)	1.12%(d)	1.01%(d)	1.11%	352%	$665
Year Ended 5/31/2021	$30.12	6.81%	1.11%(d),(f)	0.98%(d),(f)	1.14%	555%	$876
Year Ended 5/31/2020	$28.19	(6.25%)	1.10%(d),(f)	0.92%(d),(f)	1.28%	789%	$124
Year Ended 5/31/2019	$30.07	(13.66%)	1.11%(d)	0.90%(d)	1.32%	0%	$667
Year Ended 5/31/2018	$34.84	(5.08%)	1.11%(d)	0.90%(d)	0.48%	0%	$825
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	41

Consolidated Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class(c)
Year Ended 5/31/2022	$30.22	0.39	(1.37)	(0.98)	(0.70)	(0.70)
Year Ended 5/31/2021	$28.27	0.23	1.72	1.95	—	—
Year Ended 5/31/2020	$30.14	0.36	(2.23)	(1.87)	—	—
Year Ended 5/31/2019	$34.89	0.44	(5.19)	(4.75)	—	—
Year Ended 5/31/2018	$37.63	0.20	(2.02)	(1.82)	(0.92)	(0.92)
Class R(c)
Year Ended 5/31/2022	$29.30	0.21	(1.33)	(1.12)	(0.53)	(0.53)
Year Ended 5/31/2021	$27.57	0.13	1.60	1.73	—	—
Year Ended 5/31/2020	$29.56	0.20	(2.19)	(1.99)	—	—
Year Ended 5/31/2019	$34.44	0.24	(5.12)	(4.88)	—	—
Year Ended 5/31/2018	$37.30	(0.08)	(1.98)	(2.06)	(0.80)	(0.80)

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(d)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	5/31/2022	5/31/2021	5/31/2020	5/31/2019	5/31/2018
Class A	0.04%	0.01%	0.01%	0.02%	0.01%
Advisor Class	0.04%	0.01%	0.01%	0.02%	0.01%
Class C	0.04%	0.01%	0.01%	0.02%	0.01%
Institutional Class	0.04%	0.01%	0.01%	0.02%	0.01%
Institutional 2 Class	0.04%	0.01%	0.01%	0.02%	0.01%
Institutional 3 Class	0.04%	less than 0.01%	0.01%	0.02%	0.01%
Class R	0.04%	0.01%	0.01%	0.02%	0.01%

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
42	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class(c)
Year Ended 5/31/2022	$28.54	(3.21%)	1.07%(d)	0.96%(d)	1.32%	352%	$7
Year Ended 5/31/2021	$30.22	6.86%	1.03%(d),(f)	0.90%(d),(f)	0.79%	555%	$8
Year Ended 5/31/2020	$28.27	(6.11%)	1.05%(d),(f)	0.88%(d),(f)	1.30%	789%	$14,960
Year Ended 5/31/2019	$30.14	(13.65%)	1.06%(d)	0.84%(d)	1.38%	0%	$17,670
Year Ended 5/31/2018	$34.89	(5.16%)	1.05%(d)	0.84%(d)	0.50%	0%	$20,459
Class R(c)
Year Ended 5/31/2022	$27.65	(3.83%)	1.66%(d)	1.55%(d),(e)	0.74%	352%	$7
Year Ended 5/31/2021	$29.30	6.31%	1.63%(d),(f)	1.51%(d),(f)	0.45%	555%	$7
Year Ended 5/31/2020	$27.57	(6.77%)	1.63%(d),(f)	1.47%(d),(f)	0.71%	789%	$7
Year Ended 5/31/2019	$29.56	(14.17%)	1.69%(d)	1.48%(d)	0.75%	0%	$7
Year Ended 5/31/2018	$34.44	(5.80%)	1.74%(d)	1.53%(d)	(0.19%)	0%	$9
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	43

Notes to Consolidated Financial Statements
May 31, 2022
Note 1. Organization
Columbia Multi Strategy Alternatives Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund’s Board of Trustees approved reverse stock splits of the issued and outstanding shares of the Fund (the Reverse Stock Split). The Reverse Stock Split was completed after the close of business on September 11, 2020. The impact of the Reverse Stock Split was to decrease the number of shares outstanding and increase the net asset value per share for each share class of the Fund by the ratio of 4 to 1, resulting in no effect on the net assets of each share class or the value of each affected shareholder’s investment. Capital stock share activity reflected in the Consolidated Statement of Changes in Net Assets and per share data in the Consolidated Financial Highlights have been adjusted on a retroactive basis to reflect the impact of the Reverse Stock Split.
Basis for consolidation
CMSAF1 Offshore Fund, Ltd., CMSAF2 Offshore Fund, Ltd. and CMSAF3 Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of each Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At May 31, 2022, the Subsidiary financial statement information is as follows:
	CMSAF1 Offshore Fund, Ltd.	CMSAF2 Offshore Fund, Ltd.	CMSAF3 Offshore Fund, Ltd.
% of consolidated fund net assets	0.01%	5.15%	3.24%
Net assets	$45,247	$41,536,561	$26,144,487
Net investment income (loss)	(10,749)	(404,731)	(228,904)
Net realized gain (loss)	(1)	8,382,703	11,491,006
Net change in unrealized appreciation (depreciation)	(9)	(1,032,366)	1,898,321
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiaries on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Consolidated Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
44	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
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Notes to Consolidated Financial Statements  (continued)
May 31, 2022
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA
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Notes to Consolidated Financial Statements  (continued)
May 31, 2022
Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to generate total return through long and short positions. These instruments
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Notes to Consolidated Financial Statements  (continued)
May 31, 2022
may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Consolidated Statement of Assets and Liabilities. Gain or loss is recognized in the Consolidated Statement of Operations when the interest rate swaption contract is closed or expires.
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Notes to Consolidated Financial Statements  (continued)
May 31, 2022
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Consolidated Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Consolidated Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum
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Notes to Consolidated Financial Statements  (continued)
May 31, 2022
potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Consolidated Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Consolidated Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes, to synthetically add or subtract principal exposure to a market and to manage long or short exposure to the total return on a reference index in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a reference security index in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying
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Notes to Consolidated Financial Statements  (continued)
May 31, 2022
reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. The risk in the case of long total return swap contracts is limited to the current notional amount of the total return swap contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2022:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	1,558,471*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	10,264,716*
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	935,102*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	45,794,852
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	3,334,230*
Interest rate risk	Investments, at value — Options purchased	1,750,140
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	17,508,852*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,993,786*
Total		84,140,149

	Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	924,595*
Credit risk	Upfront receipts on swap contracts	6,341,266
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	4,180,553*
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	361,661*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	38,037,443
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	6,133,171*
Interest rate risk	Options contracts written, at value	4,812,862
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	20,892,412*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	464,766*
Total		82,148,729

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
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Notes to Consolidated Financial Statements  (continued)
May 31, 2022
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended May 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	19,260,182	—	—	619,080	19,879,262
Credit risk	—	—	—	—	2,070,387	2,070,387
Equity risk	—	(8,483,769)	—	—	(3,676,695)	(12,160,464)
Foreign exchange risk	(12,107,249)	—	—	—	—	(12,107,249)
Interest rate risk	—	313,417	(2,344,970)	3,886,275	(11,686,734)	(9,832,012)
Total	(12,107,249)	11,089,830	(2,344,970)	3,886,275	(12,673,962)	(12,150,076)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	1,835,494	—	—	(933,714)	901,780
Credit risk	—	—	—	—	(2,242,970)	(2,242,970)
Equity risk	—	9,948,642	—	—	1,167,738	11,116,380
Foreign exchange risk	8,680,717	—	—	—	—	8,680,717
Interest rate risk	—	(2,521,265)	(3,115,981)	(5,594,468)	(4,290,237)	(15,521,951)
Total	8,680,717	9,262,871	(3,115,981)	(5,594,468)	(6,299,183)	2,933,956
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2022:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	675,985,548*
Futures contracts — short	920,597,020*
Credit default swap contracts — buy protection	6,754,076**
Credit default swap contracts — sell protection	39,350,000*

Derivative instrument	Average value ($)*
Options contracts — purchased	1,632,489
Options contracts — written	(2,384,432)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	39,925,852	(42,041,826)
Interest rate swap contracts	7,853,696	(8,756,896)
Total return swap contracts	1,318,317	(1,575,067)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2022.
**	Based on the ending daily outstanding amounts for the year ended May 31, 2022.
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Notes to Consolidated Financial Statements  (continued)
May 31, 2022
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Forward sale commitments
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date are used to satisfy the commitment.
Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	53

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Consolidated Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
54	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2022:
	Barclays ($)	Citi ($)(a)	Citi ($)(a)	Goldman Sachs ($)	Goldman Sachs International ($)	JPMorgan ($)(a)	JPMorgan ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	UBS ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	2,389,687	-	-	-	1,521,323	-	3,911,010
Forward foreign currency exchange contracts	1,763,240	32,274,516	-	-	1,663,357	-	-	-	9,425,447	-	-	668,292	45,794,852
Options purchased calls	-	-	449,737	-	-	-	-	-	-	719,518	-	-	1,169,255
Options purchased puts	-	-	-	-	-	-	-	-	-	580,885	-	-	580,885
OTC credit default swap contracts (c)	-	-	-	-	-	-	-	-	-	1,558,471	-	-	1,558,471
OTC total return swap contracts (c)	-	-	-	-	-	105,328	-	-	-	-	-	-	105,328
OTC total return swap contracts on futures (c)	-	-	-	75,075	-	-	-	711,259	43,440	-	-	-	829,774
Total assets	1,763,240	32,274,516	449,737	75,075	1,663,357	105,328	2,389,687	711,259	9,468,887	2,858,874	1,521,323	668,292	53,949,575
Liabilities
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	2,251,228	-	-	-	861,279	-	3,112,507
Forward foreign currency exchange contracts	-	29,775,395	476,976	-	395,216	-	-	-	7,186,147	-	-	203,709	38,037,443
Options contracts written	-	-	4,385,464	-	-	-	-	-	-	427,398	-	-	4,812,862
OTC credit default swap contracts (c)	-	-	-	-	103,717	-	-	-	-	7,162,144	-	-	7,265,861
OTC total return swap contracts (c)	-	-	-	-	-	78,581	-	-	-	-	-	-	78,581
OTC total return swap contracts on futures (c)	-	-	-	8,112	-	-	-	6,997	267,971	-	-	-	283,080
Total liabilities	-	29,775,395	4,862,440	8,112	498,933	78,581	2,251,228	6,997	7,454,118	7,589,542	861,279	203,709	53,590,334
Total financial and derivative net assets	1,763,240	2,499,121	(4,412,703)	66,963	1,164,424	26,747	138,459	704,262	2,014,769	(4,730,668)	660,044	464,583	359,241
Total collateral received (pledged) (d)	-	-	(3,372,000)	-		-	-	-	-	(4,730,668)	-	-	(8,102,668)
Net amount (e)	1,763,240	2,499,121	(1,040,703)	66,963	1,164,424	26,747	138,459	704,262	2,014,769	-	660,044	464,583	8,461,909

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin in the Consolidated Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Notes to Consolidated Financial Statements  (continued)
May 31, 2022
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	55

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
56	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.96% to 0.93% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2022 was 0.96% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with AQR Capital Management, LLC and PGIM Quantitative Solutions LLC, each of which subadvises a portion of the assets of the Fund. Prior to September 28, 2021, PGIM Quantitative Solutions LLC was known as QMA LLC. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
In addition, the Fund’s Board of Trustees has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of May 31, 2022, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Consolidated Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	57

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.07
Institutional 3 Class	0.02
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the year ended May 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended May 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	2,303
Class C	—	1.00(b)	—

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
58	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2021 through September 30, 2022	Prior to October 1, 2021
Class A	1.27%	1.27%
Advisor Class	1.02	1.02
Class C	2.02	2.02
Institutional Class	1.02	1.02
Institutional 2 Class	0.98	0.96
Institutional 3 Class	0.93	0.90
Class R	1.52	1.52
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2022, these differences were primarily due to differing treatment for trustees’ deferred compensation, derivative investments, tax straddles, late-year ordinary losses, non-deductible expenses, capital loss carryforward, swap investments, principal and/or interest of fixed income securities, investments in partnerships, foreign currency transactions and investments in commodity subsidiaries. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(49,525,986)	47,266,059	2,259,927
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	59

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2022			Year Ended May 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
19,542,084	—	19,542,084	—	—	—
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	—	(54,307,065)	(71,852,150)
At May 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
855,164,489	—	(71,852,150)	(71,852,150)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(39,650,304)	(14,656,761)	(54,307,065)	16,391,278
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on June 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
13,205,099	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,215,853,220 and $1,240,729,633, respectively, for the year ended May 31, 2022, of which $1,111,207,637 and $1,159,132,148, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
60	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended May 31, 2022.
Note 9. Significant risks
Alternative strategies investment risk
An investment in alternative investment strategies (Alternative Strategies) involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	61

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign currency risk
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings are continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Markets are slowly developing in response to the elimination of LIBOR. Uncertainty related to the liquidity impact of the change in
62	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become more settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (SOFR), which the U.S. Federal Reserve is promoting as the alternative reference rate to U.S. dollar LIBOR.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	63

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At May 31, 2022, affiliated shareholders of record owned 94.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
64	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Notes to Consolidated Financial Statements  (continued)
May 31, 2022
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	65

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Multi Strategy Alternatives Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Multi Strategy Alternatives Fund and its subsidiaries (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of May 31, 2022, the related consolidated statement of operations for the year ended May 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the consolidated financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
66	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	67

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
68	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	69

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
70	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	71

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
72	Columbia Multi Strategy Alternatives Fund | Annual Report 2022

Liquidity Risk Management Program  (continued)
(Unaudited)
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Multi Strategy Alternatives Fund | Annual Report 2022	73

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Columbia Multi Strategy Alternatives Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN259_05_M01_(07/22)

Annual Report
May 31, 2022
Columbia High Yield Municipal Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia High Yield Municipal Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia High Yield Municipal Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income exempt from federal income tax and capital appreciation.
Portfolio management
Douglas White, CFA
Lead Portfolio Manager
Managed Fund since 2018
Catherine Stienstra
Portfolio Manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended May 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	-8.75	2.20	3.47
	Including sales charges		-11.48	1.57	3.16
Advisor Class*		03/19/13	-8.47	2.42	3.69
Class C	Excluding sales charges	07/15/02	-9.30	1.55	2.82
	Including sales charges		-10.18	1.55	2.82
Institutional Class		03/05/84	-8.56	2.42	3.68
Institutional 2 Class*		11/08/12	-8.54	2.46	3.75
Institutional 3 Class*		03/01/17	-8.46	2.52	3.73
New Blended Benchmark			-6.38	3.77	4.39
Bloomberg High Yield Municipal Bond Index			-6.27	4.26	4.84
Former Blended Benchmark			-6.48	3.28	3.93
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
Effective November 24, 2021, the Fund compares its performance to that of an index consisting of 80% Bloomberg High Yield Municipal Bond Index and 20% Bloomberg Municipal Bond Index (the New Blended Benchmark). Prior to this date, the Fund compared its performance to that of an index consisting of 60% Bloomberg High Yield Municipal Bond Index and 40% Bloomberg Municipal Bond Index (the Former Blended Benchmark). The Fund continues to also compare its performance to that of the Bloomberg High Yield Municipal Bond Index. The Fund’s investment manager believes that the New Blended Benchmark and the Bloomberg High Yield Municipal Bond Index provide a more appropriate basis for comparing the Fund’s performance in light of the enhancements made to the Fund’s principal investment strategies. Information on the Former Blended Benchmark will be included for a one-year transition period. Effective August 24, 2021, the Bloomberg Barclays High Yield Municipal Bond Index and Bloomberg Barclays Municipal Bond Index were re-branded as the Bloomberg High Yield Municipal Bond Index and Bloomberg Municipal Bond Index.
The Bloomberg High Yield Municipal Bond Index is comprised of bonds with maturities greater than one-year, having a par value of at least $3 million issued as part of a transaction size greater than $20 million, and rated no higher than “BB+” or equivalent by any of the three principal rating agencies.
The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
The Former Blended Benchmark, established by the Investment Manager, consists of a 60% weighting of the Bloomberg High Yield Municipal Bond Index and a 40% weighting of the Bloomberg Municipal Bond Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia High Yield Municipal Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2012 — May 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Municipal Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at May 31, 2022)
AAA rating	3.0
AA rating	1.5
A rating	9.5
BBB rating	20.8
BB rating	11.2
B rating	1.7
CCC rating	0.3
D rating	1.5
Not rated	50.5
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at May 31, 2022)
Illinois	9.9
Florida	8.0
Colorado	7.8
Texas	6.9
Puerto Rico	6.4
California	5.2
Wisconsin	4.4
Washington	4.3
New York	4.2
New Jersey	3.6
Percentages indicated are based upon total investments excluding Money Market Funds and investments in derivatives, if any.
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Columbia High Yield Municipal Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended May 31, 2022, Class A shares of Columbia High Yield Municipal Fund returned -8.75% excluding sales charges. The Fund underperformed the -6.38% return of the Blended Benchmark and the -6.27% return for the Bloomberg High Yield Municipal Bond Index. The Fund’s former Blended Benchmark returned -6.48% for the same time period.
Market overview
Consistent with trends across the fixed-income market, municipal bonds posted negative returns in the 12 months ended May 31, 2022. An unfavorable shift in U.S. Federal Reserve (Fed) policy was the primary reason for the downturn. Rising inflation prompted the Fed to begin tightening monetary policy by raising short-term interest rates and winding down its stimulative quantitative easing program. More importantly, Fed communications indicated that several more interest rate increases were likely on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response, reflecting a decline in prices.
Russia’s invasion of Ukraine in early 2022 further contributed to the weakness across the financial markets, and municipal bonds were no exception. Investors grew concerned not only about the uncertainty surrounding the military conflict, but also rising commodity prices, a new round of disruptions in global supply chains, and the potential for additional inflationary pressures.
Although price action was weak in the municipal bond market, credit fundamentals remained firm. The combination of increased federal spending and rising tax revenues put many municipal issuers in healthy fiscal positions compared to two years ago. Rating upgrades continued to outpace downgrades, and defaults were exceptionally low even in the riskiest segments of the market. Investor demand for municipals was also quite strong through 2021 and the early part of 2022. The market downturn led to significant outflows from February onward, however, exacerbating the impact of the sell-off. On the positive side, new-issue supply in high yield was relatively light over the full 12-month period, and the deals that came to the market were well received.
The Fund’s most notable detractors
•	In the aggregate, our portfolio activity was focused on identifying opportunities in higher yielding, longer duration issues. While these bonds generally produce higher income, they were hurt by their greater interest-rate sensitivity. Additionally, since high-yield spreads narrowed close to historic lows during the year, we sought to adopt a defensive posture by overweighting lower rated investment-grade bonds—mainly those rated BBB—and underweighting high-yield issues. However, since BBB rated securities in fact underperformed high yield, this aspect of our strategy detracted from results.
○	We maintained the overweight in longer dated bonds, since they lagged to such an extent that their valuations became more attractive. In addition, the municipal yield curve typically flattens (indicating outperformance for longer term bonds) when the Fed begins raising interest rates.
○	We maintained the overweight in BBB rated securities as well, also on the basis of valuation.
The Fund’s notable contributors during the period
•	Security selection in the housing sector contributed to performance. Housing was one of the market’s worst performing sectors primarily due to the prevalence of lower coupons, a symptom of the large amount of issuance that occurred when rates were low in previous years. Once yields rose sharply in early 2022, these low coupons—and the accompanying longer durations—caused the prices of these bonds to decline more quickly than the market as a whole. (Duration is a measure of interest-rate sensitivity.) In this environment, the Fund benefited from its positions in housing issues that were structured in ways that led to outperformance versus the broader sector.
•	Selection in the leasing and state general obligation sectors contributed to performance, as did an overweight and selection in pre-refunded bonds. Pre-refunded bonds are typically short duration and backed by U.S. Treasury securities, and are thus a more defensive investment – a positive in a declining market.
Columbia High Yield Municipal Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia High Yield Municipal Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2021 — May 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	895.10	1,020.69	4.02	4.28	0.85
Advisor Class	1,000.00	1,000.00	897.00	1,021.69	3.07	3.28	0.65
Class C	1,000.00	1,000.00	892.40	1,017.70	6.84	7.29	1.45
Institutional Class	1,000.00	1,000.00	896.90	1,021.69	3.07	3.28	0.65
Institutional 2 Class	1,000.00	1,000.00	896.90	1,021.89	2.88	3.07	0.61
Institutional 3 Class	1,000.00	1,000.00	896.60	1,022.09	2.70	2.87	0.57
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia High Yield Municipal Fund | Annual Report 2022	7

Portfolio of Investments
May 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Municipal Bonds 98.6%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alaska 0.1%
Northern Tobacco Securitization Corp.(a)
Refunding Revenue Bonds
Series 2021B-2
06/01/2066	0.000%	5,000,000	705,752
Arizona 2.8%
Arizona Industrial Development Authority(b)
Revenue Bonds
Legacy Cares, Inc. Project
Series 2020
07/01/2050	7.750%	3,000,000	3,421,388
Series 2021A
07/01/2051	6.000%	500,000	516,107
Pinecrest Academy of Northern Nevada Project
Series 2022
07/15/2029	4.500%	2,500,000	2,461,016
Industrial Development Authority of the City of Phoenix (The)
Revenue Bonds
Downtown Phoenix Student Housing II LLC - Arizona State University Project
Series 2019
07/01/2059	5.000%	1,000,000	1,019,059
Industrial Development Authority of the County of Pima (The)(b)
Refunding Revenue Bonds
American Leadership Academy
Series 2022
06/15/2057	4.000%	4,000,000	3,320,948
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public Schools Project
Series 2016
02/15/2036	5.000%	1,200,000	1,243,630
02/15/2046	5.000%	1,500,000	1,540,623
Series 2018
02/15/2048	5.000%	230,000	238,808
Maricopa County Industrial Development Authority(b),(c)
Revenue Bonds
Commercial Metals Co.
Series 2022
10/15/2047	4.000%	5,000,000	4,581,372
Total			18,342,951
California 5.1%
California County Tobacco Securitization Agency
Refunding Revenue Bonds
Subordinated Series 2020B-1
06/01/2049	5.000%	500,000	528,324
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Municipal Finance Authority
Revenue Bonds
National University
Series 2019A
04/01/2040	5.000%	1,275,000	1,408,125
04/01/2041	5.000%	250,000	274,968
California Municipal Finance Authority(b),(c),(d)
Revenue Bonds
UTS Renewable Energy-Waste Water Facilities
Series 2011
12/01/2032	0.000%	1,835,000	36,700
California Statewide Communities Development Authority
Refunding Revenue Bonds
899 Charleston Project
Series 2014A
11/01/2044	5.250%	1,500,000	1,461,372
Revenue Bonds
Loma Linda University Medical Center
Series 2014
12/01/2054	5.500%	3,000,000	3,086,043
California Statewide Communities Development Authority(b)
Revenue Bonds
Loma Linda University Medical Center
Series 2018
12/01/2058	5.500%	1,000,000	1,033,644
City of Carson
Special Assessment Bonds
Assessment District No. 92-1
Series 1992
09/02/2022	7.375%	10,000	10,121
City of Long Beach Marina System
Revenue Bonds
Series 2015
05/15/2045	5.000%	500,000	514,842
CMFA Special Finance Agency(b)
Revenue Bonds
Junior Bonds - Latitude33
Series 2021A
12/01/2045	4.000%	1,000,000	818,326
Junior Bonds - Solana at Grand
Series 2021A-2
08/01/2045	4.000%	4,000,000	3,301,409
Compton Unified School District(a)
Unlimited General Obligation Bonds
Election of 2002 - Capital Appreciation
Series 2006C
06/01/2025	0.000%	2,310,000	2,125,252
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia High Yield Municipal Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CSCDA Community Improvement Authority(b)
Revenue Bonds
Social Bonds - Mezzanine Lien - Westgate Phase 1-Pasadena
Series 2021
06/01/2057	4.000%	2,000,000	1,543,828
Social Bonds - Millennium South Bay-Hawthorne
Series 2021
07/01/2058	4.000%	2,000,000	1,508,874
Golden State Tobacco Securitization Corp.(a)
Refunding Revenue Bonds
Subordinated Series 2021B-2
06/01/2066	0.000%	40,000,000	5,270,524
Hastings Campus Housing Finance Authority
Revenue Bonds
Green Bonds
Series 2020A
07/01/2061	5.000%	1,000,000	1,043,160
Hastings Campus Housing Finance Authority(a),(b)
Revenue Bonds
Green Bonds
Subordinated Series 2020A
07/01/2061	0.000%	3,000,000	1,463,008
M-S-R Energy Authority
Revenue Bonds
Series 2009B
11/01/2039	6.500%	5,000,000	6,397,033
Palomar Health
Refunding Revenue Bonds
Series 2016
11/01/2036	5.000%	1,845,000	1,945,906
Total			33,771,459
Colorado 7.7%
Aerotropolis Regional Transportation Authority
Revenue Bonds
Series 2021
12/01/2052	4.375%	4,000,000	3,348,518
Aurora Crossroads Metropolitan District No. 2
Limited General Obligation Bonds
Senior Series 2020A
12/01/2050	5.000%	1,000,000	949,108
Colorado Bridge Enterprise(c)
Revenue Bonds
Central 70 Project
Series 2017
06/30/2051	4.000%	6,000,000	5,944,949
Colorado Educational & Cultural Facilities Authority(b)
Refunding Revenue Bonds
New Summit Charter Academy Project
Series 2021
07/01/2051	4.000%	715,000	588,315
07/01/2061	4.000%	1,225,000	957,978
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Colorado Health Facilities Authority
Improvement Refunding Revenue Bonds
Christian Living Neighborhoods
Series 2021
01/01/2042	4.000%	1,000,000	871,479
Refunding Revenue Bonds
CommonSpirit Health
Series 2019A
08/01/2049	4.000%	3,250,000	3,171,778
Revenue Bonds
Aberdeen Ridge
Series 2021A
05/15/2058	5.000%	3,250,000	2,845,822
NJH-SJH Center for Outpatient Health Project
Series 2019
01/01/2045	3.000%	5,000,000	4,182,781
Eagle Brook Meadows Metropolitan District No. 3
Limited General Obligation Bonds
Series 2021
12/01/2051	5.000%	1,500,000	1,331,985
Fiddlers Business Improvement District(b),(e)
Unlimited General Obligation Refunding Bonds
Series 2022
12/01/2047	5.550%	3,000,000	3,192,076
Fitzsimons Village Metropolitan District No. 3
Limited General Obligation Refunding Bonds
Series 2021A-1
12/01/2055	4.250%	2,000,000	1,596,194
Jefferson Center Metropolitan District No. 1
Refunding Revenue Bonds
Subordinated Series 2020B
12/15/2050	5.750%	4,000,000	4,017,040
Lanterns Metropolitan District No. 2
Limited General Obligation Bonds
Series 2021A
12/01/2050	4.500%	2,830,000	2,245,093
Peak Metropolitan District No. 1(b)
Limited General Obligation Bonds
Series 2021A
12/01/2051	5.000%	1,150,000	1,064,974
Rampart Range Metropolitan District No. 5
Revenue Bonds
Series 2021
12/01/2051	4.000%	2,500,000	1,986,460
RRC Metropolitan District No. 2
Limited General Obligation Bonds
Series 2021
12/01/2051	5.250%	2,500,000	2,148,108

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
May 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Senac South Metropolitan District No. 1
Limited General Obligation Bonds
Series 2021A
12/01/2051	5.250%	3,000,000	2,649,776
Transport Metropolitan District No. 3
Limited General Obligation Bonds
Series 2021A-1
12/01/2051	5.000%	3,000,000	2,968,033
Waterfront at Foster Lake Metropolitan District No. 2
Revenue Bonds
Series 2022
12/01/2028	4.625%	2,000,000	1,871,013
Windler Public Improvement Authority
Revenue Bonds
Series 2021A-1
12/01/2051	4.125%	4,000,000	3,168,659
Total			51,100,139
Connecticut 0.4%
Connecticut State Health & Educational Facility Authority(b)
Revenue Bonds
Church Home of Hartford, Inc. Project
Series 2016
09/01/2053	5.000%	1,750,000	1,757,171
State of Connecticut
Unlimited General Obligation Bonds
Series 2018E
09/15/2037	5.000%	500,000	556,037
Total			2,313,208
District of Columbia 0.4%
District of Columbia
Revenue Bonds
KIPP DC Project
Series 2019
07/01/2049	4.000%	680,000	644,419
Metropolitan Washington Airports Authority Dulles Toll Road
Refunding Revenue Bonds
Dulles Metrorail
Subordinated Series 2019
10/01/2049	4.000%	2,275,000	2,166,405
Total			2,810,824
Florida 7.9%
Capital Trust Agency, Inc.(b)
04/27/2021
07/01/2056	5.000%	4,000,000	4,031,790
Revenue Bonds
WFCS Portfolio Projects
Series 2021A
01/01/2031	3.300%	250,000	218,557
01/01/2056	5.000%	1,000,000	942,679
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Capital Trust Agency, Inc.(b),(d)
Revenue Bonds
1st Mortgage - Tapestry Walden Senior Housing Project
Series 2017
07/01/2052	0.000%	3,400,000	1,020,000
1st Mortgage Tallahassee Tapestry Senior Housing Project
Series 2015
12/01/2050	0.000%	3,550,000	1,100,500
Capital Trust Agency, Inc.(a),(b)
Subordinated
07/01/2061	0.000%	30,000,000	1,694,763
City of Atlantic Beach
Revenue Bonds
Fleet Landing Project
Series 2018A
11/15/2053	5.000%	1,500,000	1,565,459
City of Pompano Beach
Revenue Bonds
John Knox Village Project
Series 2021A
09/01/2056	4.000%	1,835,000	1,586,557
City of Tampa(a)
Revenue Bonds
Series 2020A
09/01/2053	0.000%	1,800,000	479,747
County of Broward Airport System(c)
Revenue Bonds
Series 2019A
10/01/2049	4.000%	700,000	696,710
County of Miami-Dade(a)
Revenue Bonds
Capital Appreciation
Subordinated Series 2009B
10/01/2041	0.000%	10,000,000	4,468,213
County of Osceola Transportation(a)
Refunding Revenue Bonds
Osceola Parkway Toll Facility
Series 2019A-2
10/01/2049	0.000%	1,700,000	491,816
Series 2020A-2
10/01/2046	0.000%	3,175,000	1,063,056
10/01/2048	0.000%	2,000,000	606,940
Florida Development Finance Corp.
Prerefunded 06/15/23 Revenue Bonds
Renaissance Charter School
Series 2013A
06/15/2044	8.500%	3,000,000	3,206,735
Florida Development Finance Corp.(b)
Refunding Revenue Bonds
Glenridge on Palmer Ranch Project (The)
Series 2021
06/01/2051	5.000%	2,000,000	1,748,929

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia High Yield Municipal Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Mayflower Retirement Community Project (The)
Series 2021
06/01/2055	4.000%	1,500,000	1,185,846
Renaissance Charter School
Series 2020
09/15/2050	5.000%	2,200,000	2,234,536
Revenue Bonds
Discovery High School Project
Series 2020
06/01/2055	5.000%	2,000,000	1,940,279
Renaissance Charter School
Series 2015
06/15/2046	6.125%	4,900,000	5,132,006
Florida Development Finance Corp.(b),(c)
Revenue Bonds
Green Bonds - Brightline Florida Passenger Rail Project
Series 2020
01/01/2049	7.375%	2,000,000	2,019,975
Lee County Industrial Development Authority
Revenue Bonds
Cypress Cove at HealthPark Florida, Inc. Project
Series 2022
10/01/2057	5.250%	3,000,000	2,961,761
Palm Beach County Health Facilities Authority
Prerefunded 06/01/22 Revenue Bonds
Sinai Residences Boca Raton
Series 2014
06/01/2049	7.500%	1,250,000	1,275,000
Refunding Revenue Bonds
Toby & Leon Cooperman Sinai Residences of Boca Raton
Series 2022
06/01/2056	4.250%	4,000,000	3,664,230
Polk County Industrial Development Authority
Refunding Revenue Bonds
Carpenter’s Home Estates, Inc.
Series 2019
01/01/2055	5.000%	2,615,000	2,658,148
Seminole County Industrial Development Authority
Refunding Revenue Bonds
Legacy Pointe at UCF Project
Series 2019
11/15/2054	5.750%	2,525,000	2,414,350
Seminole County Industrial Development Authority(b)
Revenue Bonds
Galileo Schools for Gifted Learning Project
Series 2021
06/15/2051	4.000%	830,000	726,550
06/15/2056	4.000%	1,410,000	1,200,851
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Westridge Community Development District
Special Assessment Bonds
Series 2005
05/01/2037	5.800%	285,000	285,057
Total			52,621,040
Georgia 1.9%
Floyd County Development Authority
Revenue Bonds
Spires Berry College Project
Series 2018
12/01/2048	6.250%	1,500,000	1,409,773
Georgia State Road & Tollway Authority(b),(f)
Prerefunded 06/01/24 Revenue Bonds
I-75 S Expressway
Series 2014S
06/01/2049	0.000%	4,600,000	4,630,998
Glynn-Brunswick Memorial Hospital Authority
Revenue Bonds
SE Georgia Health System Anticipation Certificates
Series 2017
08/01/2047	5.000%	355,000	367,638
Oconee County Industrial Development Authority
Revenue Bonds
Presbyterian Village Athens Project
Series 2018
12/01/2053	6.375%	3,000,000	2,447,918
Savannah Economic Development Authority
Prerefunded 01/01/24 Revenue Bonds
Marshes Skidaway Island Project
Series 2013
01/01/2049	7.250%	3,500,000	3,785,682
Total			12,642,009
Idaho 0.8%
Idaho Health Facilities Authority
Revenue Bonds
Terraces of Boise Project
Series 2014
10/01/2056	4.550%	4,000,000	3,131,452
Spring Valley Community Infrastructure District No. 1(b)
Special Assessment Bonds
Series 2021
09/01/2051	3.750%	3,000,000	2,330,955
Total			5,462,407
Illinois 9.7%
Chicago Board of Education(b)
Unlimited General Obligation Bonds
Dedicated
Series 2017A
12/01/2046	7.000%	3,000,000	3,394,378

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
May 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chicago Board of Education
Unlimited General Obligation Bonds
Dedicated
Series 2017H
12/01/2036	5.000%	1,665,000	1,737,101
Project
Series 2015C
12/01/2039	5.250%	2,000,000	2,057,651
Series 2012A
12/01/2042	5.000%	1,000,000	1,000,827
Series 2016B
12/01/2046	6.500%	1,500,000	1,643,901
Series 2018D
12/01/2046	5.000%	5,000,000	5,026,956
Series 2022A
12/01/2047	4.000%	6,000,000	5,616,781
Unlimited General Obligation Refunding Bonds
Series 2018A (AGM)
12/01/2035	5.000%	500,000	551,495
Chicago O’Hare International Airport(c)
Revenue Bonds
TriPs Obligated Group
Series 2018
07/01/2048	5.000%	800,000	835,934
City of Chicago
Unlimited General Obligation Bonds
Series 2017A
01/01/2038	6.000%	3,235,000	3,524,882
Unlimited General Obligation Refunding Bonds
Series 2007F
01/01/2042	5.500%	1,000,000	1,038,016
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien
Series 2015C
01/01/2035	5.000%	1,000,000	1,045,908
Du Page County Special Service Area No. 31
Special Tax Bonds
Monarch Landing Project
Series 2006
03/01/2036	5.625%	648,000	648,161
Metropolitan Pier & Exposition Authority
Refunding Revenue Bonds
McCormick Place Expansion Project
Series 2020
06/15/2042	5.000%	2,500,000	2,644,074
06/15/2050	4.000%	1,200,000	1,132,323
Revenue Bonds
McCormick Place Expansion Project
Series 2017
06/15/2057	5.000%	1,250,000	1,324,237
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Pier & Exposition Authority(a)
Refunding Revenue Bonds
McCormick Place Expansion Project
Series 2022
12/15/2037	0.000%	2,700,000	1,405,251
06/15/2038	0.000%	3,000,000	1,520,528
State of Illinois
Unlimited General Obligation Bonds
Series 2016
01/01/2041	5.000%	3,830,000	3,917,362
Series 2017A
12/01/2035	5.000%	1,345,000	1,398,840
12/01/2038	5.000%	3,000,000	3,111,745
Series 2018A
05/01/2032	5.000%	2,500,000	2,643,151
05/01/2040	5.000%	4,000,000	4,148,258
05/01/2041	5.000%	3,910,000	4,050,475
05/01/2043	5.000%	3,000,000	3,091,933
Series 2020
05/01/2039	5.500%	570,000	617,047
05/01/2045	5.750%	750,000	818,588
Unlimited General Obligation Refunding Bonds
Series 2018B
10/01/2033	5.000%	1,000,000	1,049,680
State of Illinois(e)
Unlimited General Obligation Bonds
Series 2022A
03/01/2047	5.500%	2,700,000	2,943,000
Village of Lincolnshire
Special Tax Bonds
Sedgebrook Project
Series 2004
03/01/2034	6.250%	557,000	541,391
Total			64,479,874
Indiana 0.3%
Indiana Finance Authority(b),(c)
Revenue Bonds
RES Polyflow Indiana Project Green Bonds
Series 2019
03/01/2039	7.000%	2,000,000	1,668,951
Iowa 3.0%
Iowa Finance Authority(f)
Prerefunded 11/15/24 Revenue Bonds
Deerfield Retirement Community
Series 2014
11/15/2046	5.400%	1,970,736	2,115,287

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia High Yield Municipal Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Iowa Finance Authority
Refunding Revenue Bonds
Iowa Fertilizer Co. Project
Series 2022
12/01/2050	5.000%	2,700,000	2,853,638
Lifespace Communities, Inc.
Series 2021
05/15/2053	4.000%	4,000,000	3,187,494
Revenue Bonds
Lifespace Communities, Inc.
Series 2018A
05/15/2043	5.000%	1,740,000	1,749,044
PHS Council Bluffs, Inc. Project
Series 2018
08/01/2055	5.250%	3,200,000	2,810,514
Iowa Tobacco Settlement Authority(a)
Refunding Revenue Bonds
Series 2021B-2
06/01/2065	0.000%	50,000,000	6,904,540
Total			19,620,517
Kansas 0.9%
City of Overland Park
Revenue Bonds
Prairiefire-Lionsgate Project
Series 2012
12/15/2032	6.000%	6,000,000	2,684,682
Wyandotte County-Kansas City Unified Government
Revenue Bonds
Legends Village West Project
Series 2006
10/01/2028	4.875%	3,155,000	3,009,027
Total			5,693,709
Kentucky 0.8%
City of Henderson(b),(c)
Revenue Bonds
Pratt Paper LLC Project
Series 2022
01/01/2052	4.700%	4,000,000	4,015,175
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
Owensboro Health
Series 2017A
06/01/2045	5.000%	1,000,000	1,037,331
Total			5,052,506
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisiana 1.3%
Louisiana Public Facilities Authority
Prerefunded 05/15/26 Revenue Bonds
Ochsner Clinic Foundation Project
Series 2016
05/15/2034	5.000%	25,000	27,524
Louisiana Public Facilities Authority(c)
Revenue Bonds
Impala Warehousing LLC Project
Series 2013
07/01/2036	6.500%	4,420,000	4,507,327
Parish of St. James(b)
Revenue Bonds
NuStar Logistics LP Project
Series 2020-2
07/01/2040	6.350%	3,750,000	4,290,137
Total			8,824,988
Maine 0.4%
Finance Authority of Maine(b),(c)
Revenue Bonds
Green Bonds Go Lab Madison LLC Project
Series 2021
12/01/2051	8.000%	3,000,000	2,501,414
Maryland 1.3%
Howard County Housing Commission
Revenue Bonds
Woodfield Oxford Square Apartments
Series 2017
12/01/2037	5.000%	4,000,000	4,316,812
Maryland Economic Development Corp.(c)
Revenue Bonds
Green Bonds - Purple Line Light Rail Project
Series 2022
06/30/2055	5.250%	2,000,000	2,099,418
Maryland Economic Development Corp.
Tax Allocation Bonds
Port Covington Project
Series 2020
09/01/2050	4.000%	2,700,000	2,319,194
Total			8,735,424
Massachusetts 1.0%
Massachusetts Development Finance Agency(b)
Refunding Revenue Bonds
NewBridge on the Charles, Inc.
Series 2017
10/01/2057	5.000%	2,000,000	2,110,969

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2022	13

Portfolio of Investments  (continued)
May 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Linden Ponds, Inc. Facility
Series 2018
11/15/2046	5.125%	2,000,000	2,120,832
Massachusetts Educational Financing Authority(c)
Refunding Revenue Bonds
Issue K
Subordinated Series 2017B
07/01/2046	4.250%	1,500,000	1,520,006
Series 2018B
07/01/2034	3.625%	840,000	827,055
Total			6,578,862
Michigan 0.8%
Michigan Finance Authority(a)
Refunding Revenue Bonds
Senior Series 2020B-2 Class 2
06/01/2065	0.000%	37,500,000	4,542,596
Michigan Finance Authority
Revenue Bonds
Henry Ford Health System
Series 2019A
11/15/2050	4.000%	600,000	590,828
Michigan State Hospital Finance Authority
Refunding Revenue Bonds
Ascension Health Senior Care Group
Series 2010F-4
11/15/2047	5.000%	415,000	449,959
Total			5,583,383
Minnesota 1.2%
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2045	6.125%	3,500,000	2,782,849
07/01/2050	6.125%	1,500,000	1,162,709
City of Crookston
Revenue Bonds
Riverview Health Project
Series 2019
05/01/2044	5.000%	500,000	487,619
05/01/2051	5.000%	1,500,000	1,432,368
St. Cloud Housing & Redevelopment Authority(d)
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	0.000%	2,245,000	1,908,250
Total			7,773,795
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Missouri 1.4%
Kansas City Industrial Development Authority(b)
Revenue Bonds
Platte Purchase Project
Series 2019A
07/01/2040	5.000%	1,900,000	1,689,039
Kirkwood Industrial Development Authority
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2050	5.250%	4,500,000	4,365,185
St. Louis County Industrial Development Authority
Refunding Revenue Bonds
St. Andrews Residence for Seniors
Series 2015
12/01/2045	5.125%	3,000,000	3,046,471
Total			9,100,695
Montana 0.3%
City of Kalispell
Refunding Revenue Bonds
Immanuel Lutheran Corp. Project
Series 2017
05/15/2047	5.250%	2,200,000	2,208,494
Nevada 1.0%
City of Carson City
Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2047	5.000%	455,000	478,424
City of Reno(a),(b)
Refunding Revenue Bonds
Retrac-Reno Transportation Rail Access Corridor Project
Series 2018
07/01/2058	0.000%	17,500,000	2,057,923
State of Nevada Department of Business & Industry(b)
Revenue Bonds
Somerset Academy
Series 2015A
12/15/2045	5.125%	2,515,000	2,584,010
Series 2018A
12/15/2048	5.000%	1,500,000	1,533,585
Total			6,653,942
New Hampshire 0.7%
New Hampshire Business Finance Authority(b)
Revenue Bonds
The Vista Project
Series 2019A
07/01/2054	5.750%	3,750,000	3,749,673

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia High Yield Municipal Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Hampshire Health and Education Facilities Authority Act(d)
Revenue Bonds
Hillside Village
Series 2017A
07/01/2052	0.000%	2,500,000	1,000,000
Total			4,749,673
New Jersey 3.5%
Middlesex County Improvement Authority(d)
Revenue Bonds
Heldrich Center Hotel
Series 2005C
01/01/2037	0.000%	1,250,000	13
New Jersey Economic Development Authority
Prerefunded 06/15/24 Revenue Bonds
School Facilities Construction
Series 2014UU
06/15/2040	5.000%	280,000	297,035
Prerefunded 06/15/25 Revenue Bonds
Series 2015WW
06/15/2040	5.250%	25,000	27,335
Revenue Bonds
School Facilities Construction
Series 2019
06/15/2044	5.000%	1,200,000	1,296,199
Unrefunded Revenue Bonds
School Facilities Construction
Series 2014UU
06/15/2040	5.000%	1,220,000	1,251,722
Series 2015WW
06/15/2040	5.250%	350,000	365,825
New Jersey Economic Development Authority(c)
Revenue Bonds
UMM Energy Partners LLC
Series 2012A
06/15/2043	5.125%	2,000,000	2,002,390
New Jersey Higher Education Student Assistance Authority(c)
Revenue Bonds
Subordinated Series 2013-1B
12/01/2043	4.750%	5,000,000	5,027,760
New Jersey Transportation Trust Fund Authority
Refunding Revenue Bonds
Transportation System
Series 2018A
12/15/2036	5.000%	2,500,000	2,704,826
Series 2019
12/15/2039	5.000%	640,000	696,892
Revenue Bonds
Transportation Program
Series 2015AA
06/15/2045	5.000%	1,750,000	1,805,818
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019
06/15/2046	5.000%	5,000,000	5,323,463
South Jersey Port Corp.(c)
Revenue Bonds
Marine Terminal
Subordinated Series 2017B
01/01/2048	5.000%	600,000	620,615
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Series 2018A
06/01/2046	5.000%	835,000	885,528
Subordinated Series 2018B
06/01/2046	5.000%	1,025,000	1,053,845
Total			23,359,266
New York 4.1%
Build NYC Resource Corp.
Revenue Bonds
International Leadership Charter School
Series 2013
07/01/2043	6.000%	4,330,000	4,366,625
Build NYC Resource Corp.(b)
Revenue Bonds
International Leadership Charter School
Series 2016
07/01/2046	6.250%	765,000	788,488
Glen Cove Local Economic Assistance Corp.(f)
Revenue Bonds
Garvies Point
Series 2016 CABS
01/01/2055	0.000%	2,500,000	2,324,853
Huntington Local Development Corp.
Revenue Bonds
Fountaingate Garden Project
Series 2021A
07/01/2056	5.250%	250,000	243,414
Jefferson County Industrial Development Agency(b),(c)
Revenue Bonds
ReEnergy Black River LLC P
Series 2019
01/01/2024	5.250%	1,620,000	1,547,888
Metropolitan Transportation Authority
Revenue Bonds
Green Bonds
Series 2020C-1
11/15/2055	5.250%	4,000,000	4,317,857
Nassau County Tobacco Settlement Corp.(a)
Asset-Backed Revenue Bonds
Capital Appreciation
Third Series 2006D
06/01/2060	0.000%	25,000,000	1,503,745

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2022	15

Portfolio of Investments  (continued)
May 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York Transportation Development Corp.(c)
Refunding Revenue Bonds
John F. Kennedy International Airport Project
Series 2020
08/01/2036	5.375%	1,250,000	1,356,457
Revenue Bonds
Delta Air Lines, Inc. LaGuardia
Series 2020
10/01/2040	5.000%	5,500,000	5,689,382
10/01/2045	4.375%	2,500,000	2,402,599
Westchester County Local Development Corp.(b)
Revenue Bonds
Purchase Senior Learning Community
Series 2021
07/01/2056	5.000%	3,000,000	2,800,561
Total			27,341,869
North Carolina 2.4%
Durham Housing Authority
Prerefunded 01/31/23 Revenue Bonds
Magnolia Pointe Apartments
Series 2005
02/01/2038	5.650%	2,834,316	2,906,842
North Carolina Medical Care Commission
Refunding Revenue Bonds
Sharon Towers
Series 2019
07/01/2049	5.000%	3,500,000	3,564,595
United Methodist Retirement Homes
Series 2016
10/01/2035	5.000%	1,000,000	1,049,895
Revenue Bonds
Lutheran Services for the Aging
Series 2021
03/01/2051	4.000%	1,500,000	1,162,464
Novant Health Obligated Group
Series 2019A
11/01/2052	4.000%	2,815,000	2,824,473
North Carolina Turnpike Authority
Revenue Bonds
Senior Lien - Triangle Expressway
Series 2019
01/01/2049	5.000%	2,000,000	2,113,763
Triangle Expressway System Senior Lien Turnpike
Series 2019
01/01/2055	4.000%	1,400,000	1,304,252
North Carolina Turnpike Authority(a)
Revenue Bonds
Triangle Expressway System Appropriation
Series 2019
01/01/2049	0.000%	2,500,000	841,596
Total			15,767,880
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Ohio 3.5%
Buckeye Tobacco Settlement Financing Authority
Refunding Senior Revenue Bonds
Series 2020B-2
06/01/2055	5.000%	16,670,000	16,922,315
County of Marion
Refunding Revenue Bonds
United Church Homes, Inc.
Series 2019
12/01/2049	5.125%	1,875,000	1,876,753
Hickory Chase Community Authority(b)
Refunding Revenue Bonds
Hickory Chase Project
Series 2019
12/01/2040	5.000%	1,395,000	1,340,444
Lake County Port & Economic Development Authority(b),(d)
Revenue Bonds
1st Mortgage - Tapestry Wickliffe LLC
Series 2017
12/01/2052	0.000%	5,600,000	1,904,000
Ohio Air Quality Development Authority(c)
Revenue Bonds
Ohio Valley Electric Crop.
Series 2019 (Mandatory Put 10/01/29)
06/01/2041	2.600%	500,000	464,481
Ohio Air Quality Development Authority(b),(c)
Revenue Bonds
Pratt Paper LLC Project
Series 2017
01/15/2048	4.500%	500,000	500,962
Total			23,008,955
Oregon 1.0%
Clackamas County Hospital Facility Authority
Revenue Bonds
Mary’s Woods at Marylhurst, Inc.
Series 2018
05/15/2052	5.000%	1,000,000	928,342
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2049	5.500%	3,115,000	3,170,561
State of Oregon Housing & Community Services Department
Revenue Bonds
Single Family Mortgage Program
Series 2018C
07/01/2043	3.950%	965,000	976,960

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia High Yield Municipal Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Yamhill County Hospital Authority
Refunding Revenue Bonds
Friendsview
Series 2021A
11/15/2056	5.000%	1,500,000	1,367,452
Total			6,443,315
Pennsylvania 3.4%
Allentown Neighborhood Improvement Zone Development Authority(b),(e)
Revenue Bonds
City Center Project
Subordinated Series 2022
05/01/2042	5.250%	3,000,000	3,015,945
Commonwealth Financing Authority
Revenue Bonds
Tobacco Master Settlement Payment
Series 2018 (AGM)
06/01/2039	4.000%	1,365,000	1,398,795
Commonwealth of Pennsylvania
Refunding Certificate of Participation
Series 2018A
07/01/2046	4.000%	2,500,000	2,484,338
Dauphin County Industrial Development Authority(c)
Revenue Bonds
Dauphin Consolidated Water Supply
Series 1992A
06/01/2024	6.900%	3,200,000	3,487,855
Franklin County Industrial Development Authority
Refunding Revenue Bonds
Menno-Haven, Inc. Project
Series 2018
12/01/2053	5.000%	1,900,000	1,821,566
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Meadowood Senior Living Project
Series 2018
12/01/2048	5.000%	1,000,000	1,040,400
Northampton County Industrial Development Authority
Refunding Revenue Bonds
Morningstar Senior Living, Inc. Project
Series 2019
11/01/2049	5.000%	1,600,000	1,535,409
Pennsylvania Economic Development Financing Authority(b),(d)
Refunding Revenue Bonds
Tapestry Moon Senior Housing Project
Series 2018
12/01/2053	0.000%	2,750,000	1,100,000
Pennsylvania Economic Development Financing Authority(c)
Revenue Bonds
PA Bridges Finco LP
Series 2015
12/31/2038	5.000%	1,650,000	1,710,656
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Philadelphia Authority for Industrial Development
Revenue Bonds
1st Philadelphia Preparatory Charter School
Series 2014
06/15/2033	7.000%	1,870,000	2,009,348
Scranton School District
Limited General Obligation Refunding Bonds
Series 2017D (NPFGC)
06/01/2037	4.250%	1,750,000	1,790,150
Series 2017E (BAM)
12/01/2037	4.000%	1,000,000	1,031,484
Total			22,425,946
Puerto Rico 6.3%
Commonwealth of Puerto Rico(a),(g)
Revenue Notes
Subordinated Series 2022
11/01/2043	0.000%	2,514,727	1,301,371
Unlimited General Obligation Bonds
Series 2021A
07/01/2024	0.000%	259,072	238,079
Commonwealth of Puerto Rico(g)
Unlimited General Obligation Bonds
Series 2021-A1
07/01/2031	5.750%	1,631,118	1,843,965
07/01/2033	4.000%	503,640	492,590
07/01/2035	4.000%	452,705	436,575
07/01/2037	4.000%	388,540	374,563
07/01/2041	4.000%	528,266	499,850
07/01/2046	4.000%	1,719,389	1,601,382
Puerto Rico Commonwealth Aqueduct & Sewer Authority(g)
Refunding Revenue Bonds
Senior Lien
Series 2020A
07/01/2047	5.000%	3,000,000	3,110,856
Puerto Rico Electric Power Authority(d),(g)
Revenue Bonds
Series 2007TT
07/01/2037	0.000%	2,000,000	1,855,000
Series 2010XX
07/01/2040	0.000%	8,500,000	7,926,250
Puerto Rico Highway & Transportation Authority(d),(g)
Revenue Bonds
Series 2005K
07/01/2030	0.000%	1,000,000	550,000
Series 2007M
07/01/2037	0.000%	3,055,000	1,680,250
Unrefunded Revenue Bonds
Series 2003G
07/01/2042	0.000%	1,000,000	550,000

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2022	17

Portfolio of Investments  (continued)
May 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Puerto Rico Sales Tax Financing Corp.(a),(g)
Revenue Bonds
Series 2018A-1
07/01/2046	0.000%	44,000,000	13,332,946
Puerto Rico Sales Tax Financing Corp.(g)
Revenue Bonds
Series 2019A1
07/01/2058	5.000%	6,000,000	6,100,294
Total			41,893,971
South Carolina 2.2%
South Carolina Jobs-Economic Development Authority
Prerefunded 11/01/24 Revenue Bonds
York Preparatory Academy Project
Series 2014A
11/01/2045	7.250%	4,000,000	4,470,862
Revenue Bonds
Lutheran Homes of South Carolina, Inc. Obligation Group
Series 2013
05/01/2043	5.000%	750,000	664,528
05/01/2048	5.125%	1,500,000	1,319,523
South Carolina Jobs-Economic Development Authority(b),(c)
Revenue Bonds
Green Bonds - Last Step Recycling Project
Series 2021
06/01/2051	6.500%	3,000,000	2,524,564
South Carolina Public Service Authority
Revenue Bonds
Series 2022A
12/01/2052	4.000%	6,000,000	5,878,923
Total			14,858,400
Tennessee 0.5%
Shelby County Health Educational & Housing Facilities Board
Revenue Bonds
Farms at Bailey Station Project (The)
Series 2019
10/01/2059	5.750%	3,750,000	3,380,692
Texas 6.8%
Angelina & Neches River Authority(b),(c)
Revenue Bonds
Jefferson Enterprise Energy LLC Project
Series 2021
12/01/2045	7.500%	3,000,000	2,522,594
Arlington Higher Education Finance Corp.
Refunding Revenue Bonds
Legacy Traditional Schools
Series 2021
02/15/2056	4.500%	2,330,000	1,839,303
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Brooks Academies of Texas
Series 2021
01/15/2051	5.000%	2,625,000	2,471,885
City of Houston Airport System(c)
Refunding Revenue Bonds
United Airlines, Inc. Airport Improvement Projects
Series 2020
07/15/2027	5.000%	2,350,000	2,432,359
Revenue Bonds
United Airlines, Inc. Terminal Improvement Projects
Series 2021
07/15/2041	4.000%	2,850,000	2,537,117
Clifton Higher Education Finance Corp.
Revenue Bonds
International Leadership of Texas
Series 2015
08/15/2045	5.750%	3,500,000	3,657,543
New Hope Cultural Education Facilities Finance Corp.(d)
Revenue Bonds
Bridgemoor Plano Project
Series 2018
12/01/2053	0.000%	3,500,000	3,150,000
Cardinal Bay, Inc. - Village on the Park/Carriage Inn Project
Series 2016
07/01/2046	0.000%	1,630,000	896,500
Series 2016A-1
07/01/2046	0.000%	950,000	712,500
New Hope Cultural Education Facilities Finance Corp.(b)
Revenue Bonds
Cumberland Academy Project
Series 2020A
08/15/2050	5.000%	1,000,000	1,009,346
New Hope Cultural Education Facilities Finance Corp.
Revenue Bonds
NCCD-College Station Properties LLC
Series 2015
07/01/2035	5.000%	1,000,000	950,000
Series 2015A
07/01/2047	5.000%	1,000,000	950,000
Westminster Project
Series 2021
11/01/2055	4.000%	500,000	450,610
Port Beaumont Navigation District(b),(c)
Refunding Revenue Bonds
Jefferson Gulf Coast Energy Project
Series 2020A
01/01/2050	4.000%	2,000,000	1,665,766

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia High Yield Municipal Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Jefferson Gulf Coast Energy Project
Series 2021
01/01/2050	3.000%	1,750,000	1,162,355
Pottsboro Higher Education Finance Corp.
Revenue Bonds
Series 2016A
08/15/2046	5.000%	1,000,000	1,002,555
Red River Health Facilities Development Corp.
Prerefunded 11/15/24 Revenue Bonds
MRC Crossings Project
Series 2014A
11/15/2049	8.000%	2,000,000	2,276,256
Sanger Industrial Development Corp.(b),(c),(d)
Revenue Bonds
Texas Pellets Project
Series 2012B
07/01/2038	0.000%	4,950,000	1,237,500
Tarrant County Cultural Education Facilities Finance Corp.(d)
Revenue Bonds
CC Young Memorial Home
Series 2009A
02/15/2038	0.000%	3,000,000	2,010,000
Texas Private Activity Bond Surface Transportation Corp.(c)
Revenue Bonds
Segment 3C Project
Series 2019
06/30/2058	5.000%	6,300,000	6,562,538
Senior Lien - Blueridge Transportation Group LLC
Series 2016
12/31/2040	5.000%	1,250,000	1,290,830
12/31/2055	5.000%	3,515,000	3,600,792
Texas Transportation Commission
Revenue Bonds
State Highway 249 System Toll
Series 2019
08/01/2057	5.000%	500,000	523,108
Total			44,911,457
Utah 1.9%
Black Desert Public Infrastructure District(b)
Limited General Obligation Bonds
Senior Bonds
Series 2021A
03/01/2051	4.000%	3,000,000	2,468,145
Mida Golf and Equestrian Center Public Infrastructure District(b)
Limited General Obligation Bonds
Series 2021
06/01/2057	4.625%	3,000,000	2,403,005
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Red Bridge Public Infrastructure District No. 1(b)
Limited General Obligation Bonds
Series 2021-1A
02/01/2041	4.125%	500,000	421,769
02/01/2051	4.375%	1,100,000	910,012
Subordinated Series 2021B
08/15/2051	7.375%	600,000	513,551
UIPA Crossroads Public Infrastructure District(b)
Tax Allocation Bonds
Series 2021
06/01/2052	4.375%	4,000,000	3,317,063
Utah Charter School Finance Authority(b)
Revenue Bonds
Ascent Academies Charter Schools
Series 2022
06/15/2057	5.000%	3,000,000	2,678,789
Total			12,712,334
Virginia 3.3%
City of Chesapeake Expressway Toll Road(f)
Refunding Revenue Bonds
Transportation System
Series 2012
07/15/2040	0.000%	7,530,000	7,687,589
Hanover County Economic Development Authority
Refunding Revenue Bonds
Covenant Woods
Series 2018
07/01/2051	5.000%	1,200,000	1,219,851
Tobacco Settlement Financing Corp.
Revenue Bonds
Senior Series 2007B-1
06/01/2047	5.000%	5,000,000	5,007,935
Virginia Small Business Financing Authority(c)
Revenue Bonds
Transform 66 P3 Project
Series 2017
12/31/2052	5.000%	7,925,000	8,223,695
Total			22,139,070
Washington 4.2%
King County Housing Authority
Refunding Revenue Bonds
Series 2018
05/01/2038	3.750%	3,295,000	3,332,807
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	1,250,000	1,307,171
12/01/2045	6.250%	2,500,000	2,626,524

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2022	19

Portfolio of Investments  (continued)
May 31, 2022
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Tacoma Consolidated Local Improvement Districts
Special Assessment Bonds
No. 65
Series 2013
04/01/2043	5.750%	1,220,000	1,203,813
Washington State Convention Center Public Facilities District
Revenue Bonds
Junior Lodging Tax Green Notes
Series 2021
07/01/2031	4.000%	6,000,000	5,731,953
Washington State Housing Finance Commission(b)
Prerefunded 10/03/22 Revenue Bonds
Nonprofit Housing-Mirabella
Series 2012
10/01/2047	6.750%	5,000,000	5,086,923
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2050	7.000%	4,850,000	5,084,034
Transforming Age Projects
Series 2019A
01/01/2055	5.000%	3,800,000	3,507,957
Total			27,881,182
Wisconsin 4.3%
Public Finance Authority
Refunding Revenue Bonds
Friends Homes
Series 2019
09/01/2054	5.000%	2,665,000	2,652,101
WakeMed Hospital
Series 2019A
10/01/2049	4.000%	4,310,000	4,185,313
Public Finance Authority(b)
Refunding Revenue Bonds
Mary’s Woods at Marylhurst, Inc.
Series 2017
05/15/2052	5.250%	2,300,000	2,209,450
Revenue Bonds
Wonderful Foundations Charter School Portfolio Projects
Series 2020
01/01/2055	5.000%	2,500,000	2,343,705
Public Finance Authority(c)
Revenue Bonds
Sky Harbour Capital LLC Aviation Facilities Project
Series 2021
07/01/2054	4.250%	5,000,000	4,398,745
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wisconsin Center District(a)
Revenue Bonds
Junior Dedicated
Series 2020D (AGM)
12/15/2060	0.000%	18,000,000	3,317,803
Wisconsin Health & Educational Facilities Authority
Refunding Revenue Bonds
Cedar Crest, Inc. Project
Series 2022
04/01/2057	5.125%	3,000,000	2,637,751
St. Camillus Health System, Inc.
Series 2019
11/01/2054	5.000%	3,000,000	2,943,210
Revenue Bonds
Covenant Communities, Inc. Project
Series 2018B
07/01/2053	5.000%	900,000	653,741
PHW Muskego, Inc. Project
Series 2021
10/01/2061	4.000%	4,000,000	3,122,336
Total			28,464,155
Total Municipal Bonds (Cost $700,852,392)			653,584,508

Money Market Funds 0.7%
	Shares	Value ($)
Dreyfus Tax Exempt Cash Management Fund, Institutional Shares, 0.666%(h)	105,406	105,395
JPMorgan Institutional Tax Free Money Market Fund, Institutional Shares, 0.606%(h)	4,516,860	4,516,860
Total Money Market Funds (Cost $4,622,266)		4,622,255
Total Investments in Securities (Cost $705,474,658)		658,206,763
Other Assets & Liabilities, Net		4,635,400
Net Assets		$662,842,163

At May 31, 2022, securities and/or cash totaling $813,561 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia High Yield Municipal Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(416)	09/2022	USD	(49,692,500)	109,862	—
Notes to Portfolio of Investments
(a)	Zero coupon bond.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2022, the total value of these securities amounted to $149,507,250, which represents 22.56% of total net assets.
(c)	Income from this security may be subject to alternative minimum tax.
(d)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At May 31, 2022, the total value of these securities amounted to $28,637,463, which represents 4.32% of total net assets.
(e)	Represents a security purchased on a when-issued basis.
(f)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of May 31, 2022.
(g)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At May 31, 2022, the total value of these securities amounted to $41,893,971, which represents 6.32% of total net assets.
(h)	The rate shown is the seven-day current annualized yield at May 31, 2022.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
BAM	Build America Mutual Assurance Co.
NPFGC	National Public Finance Guarantee Corporation
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2022	21

Portfolio of Investments  (continued)
May 31, 2022
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Municipal Bonds	—	653,584,508	—	653,584,508
Money Market Funds	4,622,255	—	—	4,622,255
Total Investments in Securities	4,622,255	653,584,508	—	658,206,763
Investments in Derivatives
Asset
Futures Contracts	109,862	—	—	109,862
Total	4,732,117	653,584,508	—	658,316,625
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia High Yield Municipal Fund | Annual Report 2022

Statement of Assets and Liabilities
May 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $705,474,658)	$658,206,763
Cash	14,320
Margin deposits on:
Futures contracts	813,561
Receivable for:
Investments sold	3,961
Capital shares sold	8,336,817
Interest	10,047,950
Variation margin for futures contracts	286,000
Expense reimbursement due from Investment Manager	1,892
Prepaid expenses	5,706
Trustees’ deferred compensation plan	168,760
Total assets	677,885,730
Liabilities
Payable for:
Investments purchased	1,700,000
Investments purchased on a delayed delivery basis	8,845,530
Capital shares purchased	1,692,120
Distributions to shareholders	2,503,898
Management services fees	38,528
Distribution and/or service fees	6,295
Transfer agent fees	45,698
Compensation of board members	13,042
Other expenses	29,696
Trustees’ deferred compensation plan	168,760
Total liabilities	15,043,567
Net assets applicable to outstanding capital stock	$662,842,163
Represented by
Paid in capital	715,692,712
Total distributable earnings (loss)	(52,850,549)
Total - representing net assets applicable to outstanding capital stock	$662,842,163
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2022	23

Statement of Assets and Liabilities  (continued)
May 31, 2022
Class A
Net assets	$170,633,760
Shares outstanding	17,548,563
Net asset value per share	$9.72
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.02
Advisor Class
Net assets	$6,317,907
Shares outstanding	648,968
Net asset value per share	$9.74
Class C
Net assets	$31,323,563
Shares outstanding	3,221,509
Net asset value per share	$9.72
Institutional Class
Net assets	$435,399,675
Shares outstanding	44,770,007
Net asset value per share	$9.73
Institutional 2 Class
Net assets	$15,595,574
Shares outstanding	1,605,115
Net asset value per share	$9.72
Institutional 3 Class
Net assets	$3,571,684
Shares outstanding	366,428
Net asset value per share	$9.75
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia High Yield Municipal Fund | Annual Report 2022

Statement of Operations
Year Ended May 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$71,920
Interest	32,152,750
Total income	32,224,670
Expenses:
Management services fees	4,108,904
Distribution and/or service fees
Class A	372,147
Class C	316,341
Transfer agent fees
Class A	167,905
Advisor Class	10,746
Class C	33,492
Institutional Class	447,901
Institutional 2 Class	16,271
Institutional 3 Class	274
Compensation of board members	22,494
Custodian fees	15,588
Printing and postage fees	40,123
Registration fees	114,414
Audit fees	39,500
Legal fees	17,279
Interest on interfund lending	174
Compensation of chief compliance officer	238
Other	19,265
Total expenses	5,743,056
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(130,076)
Fees waived by distributor
Class C	(19,939)
Expense reduction	(280)
Total net expenses	5,592,761
Net investment income	26,631,909
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	4,060,284
Futures contracts	(1,274,415)
Swap contracts	44,000
Net realized gain	2,829,869
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(95,396,489)
Futures contracts	109,862
Net change in unrealized appreciation (depreciation)	(95,286,627)
Net realized and unrealized loss	(92,456,758)
Net decrease in net assets resulting from operations	$(65,824,849)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2022	25

Statement of Changes in Net Assets
	Year Ended May 31, 2022	Year Ended May 31, 2021
Operations
Net investment income	$26,631,909	$25,776,900
Net realized gain	2,829,869	5,262,437
Net change in unrealized appreciation (depreciation)	(95,286,627)	70,691,298
Net increase (decrease) in net assets resulting from operations	(65,824,849)	101,730,635
Distributions to shareholders
Net investment income and net realized gains
Class A	(6,545,320)	(5,872,368)
Advisor Class	(419,048)	(244,663)
Class C	(1,074,895)	(1,151,080)
Institutional Class	(18,387,335)	(17,593,184)
Institutional 2 Class	(1,078,421)	(704,547)
Institutional 3 Class	(116,993)	(86,549)
Total distributions to shareholders	(27,622,012)	(25,652,391)
Decrease in net assets from capital stock activity	(5,620,316)	(26,348,088)
Total increase (decrease) in net assets	(99,067,177)	49,730,156
Net assets at beginning of year	761,909,340	712,179,184
Net assets at end of year	$662,842,163	$761,909,340
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia High Yield Municipal Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2022		May 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	6,216,597	65,029,652	2,853,563	30,387,629
Distributions reinvested	530,683	5,630,466	480,604	5,121,662
Redemptions	(5,688,814)	(58,747,218)	(3,354,098)	(35,485,829)
Net increase (decrease)	1,058,466	11,912,900	(19,931)	23,462
Advisor Class
Subscriptions	898,273	9,787,737	919,240	9,941,448
Distributions reinvested	38,944	419,016	22,882	244,663
Redemptions	(1,413,842)	(15,196,417)	(373,222)	(3,980,176)
Net increase (decrease)	(476,625)	(4,989,664)	568,900	6,205,935
Class C
Subscriptions	579,322	6,155,222	294,753	3,140,014
Distributions reinvested	97,650	1,036,790	103,367	1,100,565
Redemptions	(961,237)	(10,125,881)	(1,168,626)	(12,470,240)
Net decrease	(284,265)	(2,933,869)	(770,506)	(8,229,661)
Institutional Class
Subscriptions	11,383,196	119,964,905	7,319,362	78,209,787
Distributions reinvested	880,460	9,357,049	806,706	8,595,131
Redemptions	(12,574,266)	(131,029,954)	(11,425,971)	(121,783,718)
Net decrease	(310,610)	(1,708,000)	(3,299,903)	(34,978,800)
Institutional 2 Class
Subscriptions	2,156,284	23,347,547	1,388,611	14,909,617
Distributions reinvested	100,582	1,077,861	65,998	704,467
Redemptions	(3,171,988)	(33,446,833)	(512,393)	(5,411,970)
Net increase (decrease)	(915,122)	(9,021,425)	942,216	10,202,114
Institutional 3 Class
Subscriptions	215,594	2,197,273	80,150	864,660
Distributions reinvested	10,868	115,100	7,986	85,449
Redemptions	(116,383)	(1,192,631)	(49,186)	(521,247)
Net increase	110,079	1,119,742	38,950	428,862
Total net decrease	(818,077)	(5,620,316)	(2,540,274)	(26,348,088)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2022	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 5/31/2022	$11.04	0.37	(1.31)	(0.94)	(0.38)	(0.38)
Year Ended 5/31/2021	$9.96	0.36	1.08	1.44	(0.36)	(0.36)
Year Ended 5/31/2020	$10.74	0.42	(0.77)	(0.35)	(0.43)	(0.43)
Year Ended 5/31/2019	$10.56	0.43	0.23	0.66	(0.48)	(0.48)
Year Ended 5/31/2018	$10.64	0.43	(0.05)	0.38	(0.46)	(0.46)
Advisor Class
Year Ended 5/31/2022	$11.05	0.38	(1.29)	(0.91)	(0.40)	(0.40)
Year Ended 5/31/2021	$9.97	0.38	1.08	1.46	(0.38)	(0.38)
Year Ended 5/31/2020	$10.76	0.44	(0.78)	(0.34)	(0.45)	(0.45)
Year Ended 5/31/2019	$10.57	0.46	0.23	0.69	(0.50)	(0.50)
Year Ended 5/31/2018	$10.65	0.45	(0.05)	0.40	(0.48)	(0.48)
Class C
Year Ended 5/31/2022	$11.04	0.30	(1.30)	(1.00)	(0.32)	(0.32)
Year Ended 5/31/2021	$9.96	0.30	1.07	1.37	(0.29)	(0.29)
Year Ended 5/31/2020	$10.74	0.35	(0.77)	(0.42)	(0.36)	(0.36)
Year Ended 5/31/2019	$10.56	0.37	0.22	0.59	(0.41)	(0.41)
Year Ended 5/31/2018	$10.64	0.36	(0.05)	0.31	(0.39)	(0.39)
Institutional Class
Year Ended 5/31/2022	$11.05	0.39	(1.31)	(0.92)	(0.40)	(0.40)
Year Ended 5/31/2021	$9.96	0.38	1.09	1.47	(0.38)	(0.38)
Year Ended 5/31/2020	$10.75	0.44	(0.78)	(0.34)	(0.45)	(0.45)
Year Ended 5/31/2019	$10.56	0.46	0.23	0.69	(0.50)	(0.50)
Year Ended 5/31/2018	$10.64	0.45	(0.05)	0.40	(0.48)	(0.48)
Institutional 2 Class
Year Ended 5/31/2022	$11.04	0.39	(1.30)	(0.91)	(0.41)	(0.41)
Year Ended 5/31/2021	$9.95	0.39	1.08	1.47	(0.38)	(0.38)
Year Ended 5/31/2020	$10.74	0.44	(0.77)	(0.33)	(0.46)	(0.46)
Year Ended 5/31/2019	$10.55	0.46	0.23	0.69	(0.50)	(0.50)
Year Ended 5/31/2018	$10.63	0.45	(0.04)	0.41	(0.49)	(0.49)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia High Yield Municipal Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2022	$9.72	(8.75%)	0.86%(c)	0.85%(c),(d)	3.39%	30%	$170,634
Year Ended 5/31/2021	$11.04	14.64%	0.87%(e)	0.85%(d),(e)	3.41%	22%	$182,125
Year Ended 5/31/2020	$9.96	(3.41%)	0.88%(c),(e)	0.87%(c),(d),(e)	3.98%	46%	$164,388
Year Ended 5/31/2019	$10.74	6.42%	0.88%	0.85%(d)	4.16%	35%	$172,655
Year Ended 5/31/2018	$10.56	3.68%	0.88%	0.85%(d)	4.04%	16%	$132,807
Advisor Class
Year Ended 5/31/2022	$9.74	(8.47%)	0.66%(c)	0.65%(c),(d)	3.46%	30%	$6,318
Year Ended 5/31/2021	$11.05	14.86%	0.68%(e)	0.65%(d),(e)	3.61%	22%	$12,442
Year Ended 5/31/2020	$9.97	(3.30%)	0.68%(c),(e)	0.67%(c),(d),(e)	4.17%	46%	$5,549
Year Ended 5/31/2019	$10.76	6.73%	0.68%	0.65%(d)	4.35%	35%	$5,318
Year Ended 5/31/2018	$10.57	3.89%	0.68%	0.65%(d)	4.24%	16%	$4,752
Class C
Year Ended 5/31/2022	$9.72	(9.30%)	1.52%(c)	1.45%(c),(d)	2.77%	30%	$31,324
Year Ended 5/31/2021	$11.04	13.94%	1.62%(e)	1.47%(d),(e),(f)	2.80%	22%	$38,720
Year Ended 5/31/2020	$9.96	(4.04%)	1.63%(c),(e)	1.52%(c),(d),(e),(f)	3.34%	46%	$42,578
Year Ended 5/31/2019	$10.74	5.73%	1.63%	1.50%(d),(f)	3.50%	35%	$51,214
Year Ended 5/31/2018	$10.56	3.01%	1.63%	1.50%(d),(f)	3.39%	16%	$49,519
Institutional Class
Year Ended 5/31/2022	$9.73	(8.56%)	0.66%(c)	0.65%(c),(d)	3.58%	30%	$435,400
Year Ended 5/31/2021	$11.05	14.97%	0.67%(e)	0.66%(d),(e)	3.61%	22%	$497,969
Year Ended 5/31/2020	$9.96	(3.31%)	0.68%(c),(e)	0.67%(c),(d),(e)	4.19%	46%	$481,793
Year Ended 5/31/2019	$10.75	6.73%	0.68%	0.65%(d)	4.35%	35%	$548,850
Year Ended 5/31/2018	$10.56	3.88%	0.68%	0.65%(d)	4.24%	16%	$562,972
Institutional 2 Class
Year Ended 5/31/2022	$9.72	(8.54%)	0.63%(c)	0.61%(c)	3.54%	30%	$15,596
Year Ended 5/31/2021	$11.04	15.03%	0.64%(e)	0.62%(e)	3.64%	22%	$27,815
Year Ended 5/31/2020	$9.95	(3.28%)	0.64%(c),(e)	0.63%(c),(e)	4.13%	46%	$15,702
Year Ended 5/31/2019	$10.74	6.78%	0.63%	0.60%	4.40%	35%	$10,868
Year Ended 5/31/2018	$10.55	3.92%	0.63%	0.59%	4.30%	16%	$7,767
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2022	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2022	$11.07	0.40	(1.31)	(0.91)	(0.41)	(0.41)
Year Ended 5/31/2021	$9.98	0.39	1.09	1.48	(0.39)	(0.39)
Year Ended 5/31/2020	$10.77	0.45	(0.78)	(0.33)	(0.46)	(0.46)
Year Ended 5/31/2019	$10.58	0.47	0.23	0.70	(0.51)	(0.51)
Year Ended 5/31/2018	$10.66	0.46	(0.04)	0.42	(0.50)	(0.50)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(f)	Ratios include the impact of voluntary waivers paid by the Investment Manager. For the periods indicated below, if the Investment Manager had not paid these voluntary waivers, the Fund’s net expense ratio would increase by:

	5/31/2021	5/31/2020	5/31/2019	5/31/2018
Class C	0.03%	0.10%	0.10%	0.10%
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia High Yield Municipal Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2022	$9.75	(8.46%)	0.58%(c)	0.57%(c)	3.69%	30%	$3,572
Year Ended 5/31/2021	$11.07	15.05%	0.59%(e)	0.57%(e)	3.69%	22%	$2,838
Year Ended 5/31/2020	$9.98	(3.21%)	0.59%(c),(e)	0.58%(c),(e)	4.26%	46%	$2,170
Year Ended 5/31/2019	$10.77	6.83%	0.59%	0.56%	4.45%	35%	$1,933
Year Ended 5/31/2018	$10.58	3.99%	0.59%	0.55%	4.41%	16%	$1,533
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Municipal Fund | Annual Report 2022	31

Notes to Financial Statements
May 31, 2022
Note 1. Organization
Columbia High Yield Municipal Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
32	Columbia High Yield Municipal Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a
Columbia High Yield Municipal Fund | Annual Report 2022	33

Notes to Financial Statements  (continued)
May 31, 2022
party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown in the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
34	Columbia High Yield Municipal Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to hedge the portfolio risk associated with some or all of the Fund’s securities.  These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2022:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	109,862*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Interest rate risk	(1,274,415)	44,000	(1,230,415)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	109,862
Columbia High Yield Municipal Fund | Annual Report 2022	35

Notes to Financial Statements  (continued)
May 31, 2022
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2022:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	22,458,828

Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Interest rate swap contracts	752	(3,828)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2022.
**	Based on the ending daily outstanding amounts for the year ended May 31, 2022.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
36	Columbia High Yield Municipal Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.54% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2022 was 0.54% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Columbia High Yield Municipal Fund | Annual Report 2022	37

Notes to Financial Statements  (continued)
May 31, 2022
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $280.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Effective October 1, 2021, the Distributor has reduced the distribution fee for Class C shares to 0.60% annually of the average daily net assets attributable to Class C shares. Prior to October 1, 2021, the Distributor contractually waived a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement could have been modified or terminated at the sole discretion of the Board of Trustees.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended May 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.75(a)	148,855
Class C	—	1.00(b)	3,150

(a)	This charge is imposed on certain investments of $500,000 or more if redeemed within 12 months after purchase.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
38	Columbia High Yield Municipal Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2021 through September 30, 2022	Prior to October 1, 2021
Class A	0.85%	0.85%
Advisor Class	0.65	0.65
Class C	1.45	1.60
Institutional Class	0.65	0.65
Institutional 2 Class	0.62	0.61
Institutional 3 Class	0.57	0.56
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Prior to October 1, 2021, Class C distribution fees waived by the Distributor, as discussed above, were in addition to the waiver/reimbursement commitment under the agreement. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2022, these differences were primarily due to differing treatment for trustees’ deferred compensation, tax straddles, distributions, capital loss carryforward and principal and/or interest of fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
866,841	(866,841)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia High Yield Municipal Fund | Annual Report 2022	39

Notes to Financial Statements  (continued)
May 31, 2022
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2022				Year Ended May 31, 2021
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
166,117	27,455,895	—	27,622,012	91,385	25,561,006	—	25,652,391
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
—	12,241,601	—	(7,393,456)	(55,014,699)
At May 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
713,331,324	16,461,143	(71,475,842)	(55,014,699)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(2,409,939)	(4,983,517)	(7,393,456)	1,474,715
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $224,266,080 and $229,804,435, respectively, for the year ended May 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
40	Columbia High Yield Municipal Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
The Fund’s activity in the Interfund Program during the year ended May 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	2,633,333	0.96	3
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2022.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended May 31, 2022.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Columbia High Yield Municipal Fund | Annual Report 2022	41

Notes to Financial Statements  (continued)
May 31, 2022
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
42	Columbia High Yield Municipal Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Municipal securities risk
Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Guam, Puerto Rico and the U.S. Virgin Islands to the extent such obligations are exempt from state and U.S. federal income taxes. The value of municipal securities can be significantly affected by actual or expected political and legislative changes at the federal or state level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market.
Issuers in a state, territory, commonwealth or possession in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which in turn, could affect the market values and marketability of many or all municipal obligations of issuers in such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semiannual reports show the Fund’s investment exposures at a point in time. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects.
Shareholder concentration risk
At May 31, 2022, two unaffiliated shareholders of record owned 43.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 17.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia High Yield Municipal Fund | Annual Report 2022	43

Notes to Financial Statements  (continued)
May 31, 2022
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
44	Columbia High Yield Municipal Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia High Yield Municipal Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia High Yield Municipal Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia High Yield Municipal Fund | Annual Report 2022	45

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Exempt- interest dividends
99.40%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
46	Columbia High Yield Municipal Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia High Yield Municipal Fund | Annual Report 2022	47

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
48	Columbia High Yield Municipal Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia High Yield Municipal Fund | Annual Report 2022	49

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
50	Columbia High Yield Municipal Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia High Yield Municipal Fund | Annual Report 2022	51

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
52	Columbia High Yield Municipal Fund | Annual Report 2022

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Columbia High Yield Municipal Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN161_05_M01_(07/22)

Annual Report
May 31, 2022
Columbia Dividend Income Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Dividend Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Dividend Income Fund  |  Annual Report 2022

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Scott Davis*
Co-Lead Portfolio Manager
Managed Fund since 2001
Michael Barclay, CFA
Co-Lead Portfolio Manager
Managed Fund since 2011
Tara Gately, CFA
Portfolio Manager
Managed Fund since September 2021
* Mr. Davis has announced that he plans to retire from the Investment Manager, effective June 30, 2023.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/25/02	3.80	11.83	12.72
	Including sales charges		-2.17	10.51	12.06
Advisor Class*		11/08/12	4.08	12.10	13.01
Class C	Excluding sales charges	11/25/02	3.01	10.98	11.88
	Including sales charges		2.01	10.98	11.88
Institutional Class		03/04/98	4.09	12.11	13.01
Institutional 2 Class*		11/08/12	4.16	12.19	13.12
Institutional 3 Class*		11/08/12	4.20	12.25	13.18
Class R		03/28/08	3.56	11.55	12.45
Class V	Excluding sales charges	03/04/98	3.83	11.83	12.71
	Including sales charges		-2.14	10.51	12.05
Russell 1000 Index			-2.71	13.12	14.24
Returns for Class A shares and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Institutional Class shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index represents approximately 92% of the U.S. market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Dividend Income Fund | Annual Report 2022	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2012 — May 31, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2022)
Common Stocks	97.7
Money Market Funds	2.3
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2022)
Communication Services	3.0
Consumer Discretionary	6.2
Consumer Staples	8.0
Energy	8.4
Financials	15.5
Health Care	17.6
Industrials	13.0
Information Technology	17.3
Materials	2.3
Real Estate	3.0
Utilities	5.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Dividend Income Fund | Annual Report 2022

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended May 31, 2022, Class A shares of Columbia Dividend Income Fund returned 3.80% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Index, which returned -2.71% for the same time period.
Market overview
U.S. equities reversed course during the last half of the 12-month period ending May 31, 2022, falling from record highs and ending three consecutive years of robust gains. Energy stocks were the exception, significantly outperforming the overall equity market as measured by the S&P 500 Index. During the first quarter of 2022, for example, the overall sector outperformed the broad market by the largest quarterly margin on record.
Lingering Omicron-related worries were a continual headwind during the last half of the period, as were fears around inflation, durability of growth and the end of more than a decade of zero interest rate policy. Volatility and risk-off sentiment spiked as investor anxiety expanded to include ramifications of the Russia-Ukraine conflict that erupted several months before period-end. Commodity prices surged, particularly for oil and wheat, as the conflict escalated into war and further complicated global supply chains. Oil prices, which already were elevated on supply-demand imbalances, shot through a decade-high of more than $120 per barrel before retreating somewhat.
Despite occasional hints of peaceful resolution to the Russia-Ukraine conflict, as well as a series of strong earnings reports, equities continued a choppy decline until the Federal Reserve (Fed) raised interest rates by 25 basis points in a widely anticipated move at its March meeting. (A basis point is 1/100 of a percent.) Although the announcement and accompanying projections of six additional rate hikes were hawkish as expected, Fed Chairman Jerome Powell seemingly calmed investors with a more neutral tone and his assessment that the U.S. economy was strong and well-positioned to handle tighter monetary policy.
Any positive sentiment faded at the end of the period, however, as investors increasingly focused on persistent inflation and slowing economic growth, which were exacerbated by yet more supply-chain snarls resulting from China’s zero-COVID lockdown policies.
Six of the eleven sectors in the benchmark ended the period in negative territory. The energy sector, delivered the benchmark’s strongest performance, with a return in excess of 75%. The utilities sector also delivered double-digit positive results. The bottom-performing sectors for the period were the communication services, consumer discretionary and industrials sectors.
The Fund’s notable contributors during the period
•	The Fund’s outperformance of its benchmark during the period was driven by allocation decisions and broad-based stock selection.
•	The health care sector was the Fund’s strongest area of performance, primarily the result of stock selection with a modest contribution from an overweight allocation to the sector as compared to the benchmark.
•	Stock selection within the industrials and information technology sectors was additive.
•	Underweight allocations to the communication services and consumer discretionary sectors also benefited performance.
•	Top individual contributors included Chevron Corp., EOG Resources, Inc., Eli Lilly & Co. and Broadcom, Inc.
•	Within the energy sector, oil and gas companies Chevron and EOG Resources both benefited from the surge in energy prices during the period.
•	Within the health care sector, an overweight to pharmaceutical company Eli Lilly benefited Fund performance as the company’s stock price climbed throughout the year. Reporting strong earnings that surpassed expectations, the company received breakthrough therapy approval from the FDA for its new Alzheimer’s treatment and also received approval for its drug to treat diabetes and obesity.
Columbia Dividend Income Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Within information technology, semiconductor and infrastructure software provider Broadcom was among the Fund’s top contributors for the period. Broadcom has held a dominant position in the data center and networking end markets along with a very profitable software business. The company has been reporting strong sales in high-growth markets which, combined with a very strong margin structure, has produced above average growth and consistent profitability.
•	A lack of exposure to Amazon.com and Facebook’s parent, Meta, proved beneficial. Both are non-dividend-paying stocks that preclude them as candidates for the portfolio.
The Fund’s notable detractors during the period
•	Stock selection within the financial sector detracted from relative performance.
•	An overweight allocation to the poor-performing industrials sector also weighed on relative results.
•	Top individual detractors included Target Corp., Allstate Corp., Comcast Corp., JPMorgan Chase & Co. and Lam Research Corp.
•	Within the consumer discretionary sector, multiline retailer Target struggled with inventory issues as customers curtailed discretionary spending in the face of rising inflation.
•	An overweight during the period to insurer Allstate weighed on performance. Allstate had seen results for its auto insurance business pressured by an increase in miles driven and associated accident claims as the economy reopened, along with higher used vehicle prices and repair costs caused by supply chain issues. These factors led to a period of margin compression that we believed would likely persist. We exited Allstate in the fourth quarter of 2021.
•	The Fund’s position in broadband provider Comcast also constrained performance during the period. The company’s share price declined as its cable subscriber customer base shrank and its balance sheet remained leveraged. We believe the company has benefited, however, from strength in its internet subscriber base and momentum in its wireless business.
•	Within financials, the Fund’s position in JPMorgan Chase detracted. As longer term interest rates stabilized or drifted lower, investors sold off bank stocks on the outlook for weaker profits from lending.
•	Within information technology, an overweight to LAM Research weighed on Fund results during the period. LAM is one of a handful of companies that makes equipment necessary for the increasingly complex process of manufacturing semiconductors. LAM’s stock price has benefited from strong equipment orders from the biggest chip producers. After a positive run in the stock, it appeared that LAM sold off on profit taking as investors waited for more guidance about 2022 equipment orders.
•	Not owning tech giant Apple also detracted from results relative to the benchmark.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Dividend payments are not guaranteed and the amount, if any, can vary over time. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and net asset value. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Dividend Income Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2021 — May 31, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,005.10	1,020.44	4.50	4.53	0.90
Advisor Class	1,000.00	1,000.00	1,006.20	1,021.69	3.25	3.28	0.65
Class C	1,000.00	1,000.00	1,001.00	1,016.70	8.23	8.30	1.65
Institutional Class	1,000.00	1,000.00	1,006.30	1,021.69	3.25	3.28	0.65
Institutional 2 Class	1,000.00	1,000.00	1,006.50	1,021.94	3.00	3.02	0.60
Institutional 3 Class	1,000.00	1,000.00	1,006.70	1,022.19	2.75	2.77	0.55
Class R	1,000.00	1,000.00	1,003.80	1,019.20	5.75	5.79	1.15
Class V	1,000.00	1,000.00	1,005.10	1,020.44	4.50	4.53	0.90
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Dividend Income Fund | Annual Report 2022	7

Portfolio of Investments
May 31, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.5%
Issuer	Shares	Value ($)
Communication Services 2.9%
Diversified Telecommunication Services 1.1%
Verizon Communications, Inc.	7,774,725	398,765,645
Media 1.8%
Comcast Corp., Class A	15,441,897	683,767,199
Total Communication Services		1,082,532,844
Consumer Discretionary 6.0%
Hotels, Restaurants & Leisure 1.3%
McDonald’s Corp.	1,919,313	484,069,932
Internet & Direct Marketing Retail 0.6%
eBay, Inc.	4,900,629	238,513,613
Multiline Retail 1.6%
Target Corp.	3,814,908	617,557,307
Specialty Retail 2.5%
Home Depot, Inc. (The)	3,097,700	937,828,675
Total Consumer Discretionary		2,277,969,527
Consumer Staples 7.8%
Beverages 2.8%
Coca-Cola Co. (The)	8,672,703	549,675,916
PepsiCo, Inc.	2,927,693	491,120,501
Total		1,040,796,417
Food & Staples Retailing 0.6%
Walmart, Inc.	1,817,642	233,803,290
Food Products 1.2%
Hershey Co. (The)	999,097	211,518,826
Mondelez International, Inc., Class A	4,033,504	256,369,514
Total		467,888,340
Household Products 2.1%
Procter & Gamble Co. (The)	5,236,927	774,436,765
Tobacco 1.1%
Philip Morris International, Inc.	3,879,478	412,194,538
Total Consumer Staples		2,929,119,350
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 8.2%
Oil, Gas & Consumable Fuels 8.2%
Chevron Corp.	5,479,647	957,075,145
ConocoPhillips Co.	4,028,052	452,591,923
EOG Resources, Inc.	4,363,744	597,658,378
Exxon Mobil Corp.	7,990,887	767,125,152
Valero Energy Corp.	2,523,960	327,105,216
Total		3,101,555,814
Total Energy		3,101,555,814
Financials 15.1%
Banks 7.9%
Bank of America Corp.	23,244,860	864,708,792
JPMorgan Chase & Co.	7,978,735	1,055,028,129
PNC Financial Services Group, Inc. (The)	2,416,790	423,929,134
U.S. Bancorp	8,663,063	459,748,754
Wells Fargo & Co.	4,036,061	184,730,512
Total		2,988,145,321
Capital Markets 3.7%
BlackRock, Inc.	520,464	348,232,053
CME Group, Inc.	2,026,402	402,909,510
Morgan Stanley	3,137,288	270,245,988
Northern Trust Corp.	3,561,896	398,041,878
Total		1,419,429,429
Insurance 3.5%
Chubb Ltd.	2,622,054	554,013,790
Marsh & McLennan Companies, Inc.	4,712,931	753,833,313
Total		1,307,847,103
Total Financials		5,715,421,853
Health Care 17.2%
Biotechnology 2.1%
AbbVie, Inc.	5,404,287	796,429,775
Health Care Equipment & Supplies 3.1%
Abbott Laboratories	3,438,743	403,914,753
Becton Dickinson and Co.	1,247,771	319,179,822
Medtronic PLC	4,617,170	462,409,575
Total		1,185,504,150
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Dividend Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 4.0%
Anthem, Inc.	851,870	434,121,471
UnitedHealth Group, Inc.	2,122,197	1,054,265,025
Total		1,488,386,496
Pharmaceuticals 8.0%
Bristol-Myers Squibb Co.	4,045,369	305,223,091
Eli Lilly & Co.	2,182,487	684,078,725
Johnson & Johnson	6,940,079	1,245,952,383
Merck & Co., Inc.	8,450,721	777,719,854
Total		3,012,974,053
Total Health Care		6,483,294,474
Industrials 12.7%
Aerospace & Defense 2.8%
Lockheed Martin Corp.	922,645	406,065,291
Northrop Grumman Corp.	1,376,096	643,971,645
Total		1,050,036,936
Air Freight & Logistics 1.4%
United Parcel Service, Inc., Class B	2,860,461	521,319,017
Building Products 0.8%
Trane Technologies PLC	2,112,337	291,629,246
Commercial Services & Supplies 1.3%
Waste Management, Inc.	3,023,567	479,265,605
Electrical Equipment 0.8%
Eaton Corp. PLC	2,162,433	299,713,214
Industrial Conglomerates 1.6%
Honeywell International, Inc.	3,166,815	613,158,721
Machinery 2.3%
Cummins, Inc.	1,201,809	251,322,298
Deere & Co.	896,018	320,577,320
Parker-Hannifin Corp.	1,066,435	290,251,614
Total		862,151,232
Road & Rail 1.7%
Union Pacific Corp.	3,033,254	666,648,564
Total Industrials		4,783,922,535
Information Technology 16.9%
Communications Equipment 1.7%
Cisco Systems, Inc.	14,368,695	647,309,710
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 3.3%
Accenture PLC, Class A	1,675,280	500,004,069
Automatic Data Processing, Inc.	2,012,558	448,679,681
International Business Machines Corp.	2,184,017	303,228,920
Total		1,251,912,670
Semiconductors & Semiconductor Equipment 9.2%
Analog Devices, Inc.	3,356,462	565,228,201
Broadcom, Inc.	1,722,624	999,345,861
KLA Corp.	1,505,225	549,181,341
Lam Research Corp.	1,036,110	538,808,283
QUALCOMM, Inc.	1,071,202	153,417,550
Texas Instruments, Inc.	3,703,877	654,697,299
Total		3,460,678,535
Software 2.7%
Microsoft Corp.	3,724,430	1,012,560,784
Total Information Technology		6,372,461,699
Materials 2.2%
Chemicals 1.3%
Linde PLC	1,213,333	393,944,959
PPG Industries, Inc.	837,011	105,873,521
Total		499,818,480
Containers & Packaging 0.9%
Avery Dennison Corp.	1,231,555	212,517,131
Packaging Corp. of America	873,324	137,356,398
Total		349,873,529
Total Materials		849,692,009
Real Estate 2.9%
Equity Real Estate Investment Trusts (REITS) 2.9%
AvalonBay Communities, Inc.	1,266,537	263,389,035
Crown Castle International Corp.	1,418,730	269,062,144
Digital Realty Trust, Inc.	2,302,742	321,439,756
Extra Space Storage, Inc.	1,411,824	251,587,037
Total		1,105,477,972
Total Real Estate		1,105,477,972

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
May 31, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 5.6%
Electric Utilities 3.3%
American Electric Power Co., Inc.	2,589,439	264,200,461
Entergy Corp.	1,901,671	228,809,055
Eversource Energy	2,236,194	206,445,430
NextEra Energy, Inc.	3,816,361	288,860,364
Xcel Energy, Inc.	3,316,674	249,878,219
Total		1,238,193,529
Multi-Utilities 2.3%
Ameren Corp.	2,528,804	240,716,853
CMS Energy Corp.	2,778,646	197,395,012
DTE Energy Co.	1,226,812	162,810,220
WEC Energy Group, Inc.	2,594,725	272,627,756
Total		873,549,841
Total Utilities		2,111,743,370
Total Common Stocks (Cost $24,294,926,963)		36,813,191,447

Money Market Funds 2.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.852%(a),(b)	862,854,830	862,509,688
Total Money Market Funds (Cost $862,802,022)		862,509,688
Total Investments in Securities (Cost: $25,157,728,985)		37,675,701,135
Other Assets & Liabilities, Net		74,346,110
Net Assets		37,750,047,245

Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at May 31, 2022.
(b)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.852%
	1,112,436,439	3,530,987,787	(3,780,799,185)	(115,353)	862,509,688	(68,856)	1,330,517	862,854,830
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Dividend Income Fund | Annual Report 2022

Portfolio of Investments  (continued)
May 31, 2022
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	1,082,532,844	—	—	1,082,532,844
Consumer Discretionary	2,277,969,527	—	—	2,277,969,527
Consumer Staples	2,929,119,350	—	—	2,929,119,350
Energy	3,101,555,814	—	—	3,101,555,814
Financials	5,715,421,853	—	—	5,715,421,853
Health Care	6,483,294,474	—	—	6,483,294,474
Industrials	4,783,922,535	—	—	4,783,922,535
Information Technology	6,372,461,699	—	—	6,372,461,699
Materials	849,692,009	—	—	849,692,009
Real Estate	1,105,477,972	—	—	1,105,477,972
Utilities	2,111,743,370	—	—	2,111,743,370
Total Common Stocks	36,813,191,447	—	—	36,813,191,447
Money Market Funds	862,509,688	—	—	862,509,688
Total Investments in Securities	37,675,701,135	—	—	37,675,701,135
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2022	11

Statement of Assets and Liabilities
May 31, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $24,294,926,963)	$36,813,191,447
Affiliated issuers (cost $862,802,022)	862,509,688
Cash	1
Receivable for:
Capital shares sold	32,849,860
Dividends	75,950,911
Interfund lending	3,100,000
Prepaid expenses	215,776
Trustees’ deferred compensation plan	909,049
Total assets	37,788,726,732
Liabilities
Payable for:
Capital shares purchased	31,339,501
Management services fees	2,205,415
Distribution and/or service fees	286,012
Transfer agent fees	3,238,403
Compensation of board members	234,876
Other expenses	466,231
Trustees’ deferred compensation plan	909,049
Total liabilities	38,679,487
Net assets applicable to outstanding capital stock	$37,750,047,245
Represented by
Paid in capital	24,780,289,491
Total distributable earnings (loss)	12,969,757,754
Total - representing net assets applicable to outstanding capital stock	$37,750,047,245
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Dividend Income Fund | Annual Report 2022

Statement of Assets and Liabilities  (continued)
May 31, 2022
Class A
Net assets	$4,392,791,816
Shares outstanding	147,554,900
Net asset value per share	$29.77
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$31.59
Advisor Class
Net assets	$3,338,904,148
Shares outstanding	109,983,663
Net asset value per share	$30.36
Class C
Net assets	$1,350,124,667
Shares outstanding	46,985,445
Net asset value per share	$28.73
Institutional Class
Net assets	$17,707,132,571
Shares outstanding	594,011,638
Net asset value per share	$29.81
Institutional 2 Class
Net assets	$2,972,324,440
Shares outstanding	98,009,725
Net asset value per share	$30.33
Institutional 3 Class
Net assets	$7,668,907,326
Shares outstanding	252,466,480
Net asset value per share	$30.38
Class R
Net assets	$229,025,023
Shares outstanding	7,689,092
Net asset value per share	$29.79
Class V
Net assets	$90,837,254
Shares outstanding	3,049,708
Net asset value per share	$29.79
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$31.61
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2022	13

Statement of Operations
Year Ended May 31, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$867,913,215
Dividends — affiliated issuers	1,330,517
Interfund lending	484
Total income	869,244,216
Expenses:
Management services fees	200,847,639
Distribution and/or service fees
Class A	11,159,672
Class C	13,656,007
Class R	1,169,371
Class V	238,284
Transfer agent fees
Class A	5,135,934
Advisor Class	3,912,921
Class C	1,571,157
Institutional Class	20,407,280
Institutional 2 Class	1,803,187
Institutional 3 Class	436,769
Class R	269,088
Class V	109,683
Compensation of board members	443,504
Custodian fees	165,579
Printing and postage fees	1,208,767
Registration fees	1,336,789
Audit fees	29,500
Legal fees	369,854
Compensation of chief compliance officer	11,573
Other	442,108
Total expenses	264,724,666
Expense reduction	(1,727)
Total net expenses	264,722,939
Net investment income	604,521,277
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	452,145,284
Investments — affiliated issuers	(68,856)
Net realized gain	452,076,428
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	406,021,204
Investments — affiliated issuers	(115,353)
Net change in unrealized appreciation (depreciation)	405,905,851
Net realized and unrealized gain	857,982,279
Net increase in net assets resulting from operations	$1,462,503,556
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Dividend Income Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended May 31, 2022	Year Ended May 31, 2021
Operations
Net investment income	$604,521,277	$455,046,695
Net realized gain	452,076,428	760,814,304
Net change in unrealized appreciation (depreciation)	405,905,851	7,244,491,260
Net increase in net assets resulting from operations	1,462,503,556	8,460,352,259
Distributions to shareholders
Net investment income and net realized gains
Class A	(124,980,544)	(49,428,431)
Advisor Class	(101,221,238)	(38,780,396)
Class C	(29,165,217)	(9,791,341)
Institutional Class	(540,399,033)	(218,145,747)
Institutional 2 Class	(99,465,229)	(35,895,357)
Institutional 3 Class	(231,722,717)	(92,843,269)
Class R	(6,024,068)	(2,142,487)
Class V	(2,666,349)	(1,260,258)
Total distributions to shareholders	(1,135,644,395)	(448,287,286)
Increase in net assets from capital stock activity	2,311,117,128	6,543,776,661
Total increase in net assets	2,637,976,289	14,555,841,634
Net assets at beginning of year	35,112,070,956	20,556,229,322
Net assets at end of year	$37,750,047,245	$35,112,070,956
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2022	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2022		May 31, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	29,845,816	900,339,496	50,007,846	1,275,884,602
Distributions reinvested	3,486,547	105,441,363	1,733,693	42,293,367
Redemptions	(29,779,035)	(899,331,555)	(29,316,546)	(733,623,440)
Net increase	3,553,328	106,449,304	22,424,993	584,554,529
Advisor Class
Subscriptions	38,790,900	1,192,233,253	56,024,623	1,450,944,181
Distributions reinvested	3,265,878	100,532,706	1,536,627	38,480,661
Redemptions	(36,553,500)	(1,127,088,618)	(25,844,863)	(684,176,868)
Net increase	5,503,278	165,677,341	31,716,387	805,247,974
Class C
Subscriptions	9,101,820	265,699,953	13,152,585	323,629,018
Distributions reinvested	854,445	25,139,789	359,266	8,423,071
Redemptions	(8,146,924)	(237,516,776)	(16,855,240)	(416,157,334)
Net increase (decrease)	1,809,341	53,322,966	(3,343,389)	(84,105,245)
Institutional Class
Subscriptions	152,870,803	4,612,757,750	220,345,007	5,539,486,775
Distributions reinvested	15,623,440	472,403,308	7,665,184	187,915,195
Redemptions	(128,602,883)	(3,888,570,214)	(107,476,146)	(2,734,627,580)
Net increase	39,891,360	1,196,590,844	120,534,045	2,992,774,390
Institutional 2 Class
Subscriptions	28,189,723	863,966,863	58,480,496	1,519,686,930
Distributions reinvested	3,177,985	97,637,694	1,398,857	35,068,200
Redemptions	(36,383,818)	(1,124,641,415)	(18,371,200)	(477,014,670)
Net increase (decrease)	(5,016,110)	(163,036,858)	41,508,153	1,077,740,460
Institutional 3 Class
Subscriptions	72,446,071	2,228,533,037	83,621,634	2,163,505,618
Distributions reinvested	4,950,475	152,421,625	2,205,212	55,272,501
Redemptions	(46,594,347)	(1,434,309,179)	(40,939,428)	(1,076,820,451)
Net increase	30,802,199	946,645,483	44,887,418	1,141,957,668
Class R
Subscriptions	1,619,319	48,845,688	2,530,274	65,037,850
Distributions reinvested	198,217	6,012,034	86,943	2,126,132
Redemptions	(1,499,767)	(45,215,627)	(1,467,115)	(37,298,861)
Net increase	317,769	9,642,095	1,150,102	29,865,121
Class V
Subscriptions	22,295	670,913	40,333	1,011,908
Distributions reinvested	71,346	2,158,582	41,771	1,016,120
Redemptions	(231,428)	(7,003,542)	(249,686)	(6,286,264)
Net decrease	(137,787)	(4,174,047)	(167,582)	(4,258,236)
Total net increase	76,723,378	2,311,117,128	258,710,127	6,543,776,661
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Dividend Income Fund | Annual Report 2022

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Columbia Dividend Income Fund | Annual Report 2022	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2022	$29.50	0.42	0.71	1.13	(0.41)	(0.45)	(0.86)
Year Ended 5/31/2021	$22.13	0.38	7.37	7.75	(0.38)	—	(0.38)
Year Ended 5/31/2020	$21.45	0.41	0.93	1.34	(0.40)	(0.26)	(0.66)
Year Ended 5/31/2019	$21.63	0.39	0.88	1.27	(0.38)	(1.07)	(1.45)
Year Ended 5/31/2018	$20.46	0.36	1.75	2.11	(0.34)	(0.60)	(0.94)
Advisor Class
Year Ended 5/31/2022	$30.06	0.51	0.72	1.23	(0.48)	(0.45)	(0.93)
Year Ended 5/31/2021	$22.54	0.45	7.51	7.96	(0.44)	—	(0.44)
Year Ended 5/31/2020	$21.84	0.48	0.94	1.42	(0.46)	(0.26)	(0.72)
Year Ended 5/31/2019	$22.00	0.45	0.89	1.34	(0.43)	(1.07)	(1.50)
Year Ended 5/31/2018	$20.80	0.42	1.78	2.20	(0.40)	(0.60)	(1.00)
Class C
Year Ended 5/31/2022	$28.49	0.19	0.68	0.87	(0.18)	(0.45)	(0.63)
Year Ended 5/31/2021	$21.38	0.18	7.14	7.32	(0.21)	—	(0.21)
Year Ended 5/31/2020	$20.73	0.23	0.91	1.14	(0.23)	(0.26)	(0.49)
Year Ended 5/31/2019	$20.95	0.22	0.84	1.06	(0.21)	(1.07)	(1.28)
Year Ended 5/31/2018	$19.84	0.19	1.70	1.89	(0.18)	(0.60)	(0.78)
Institutional Class
Year Ended 5/31/2022	$29.53	0.50	0.71	1.21	(0.48)	(0.45)	(0.93)
Year Ended 5/31/2021	$22.15	0.44	7.38	7.82	(0.44)	—	(0.44)
Year Ended 5/31/2020	$21.48	0.47	0.92	1.39	(0.46)	(0.26)	(0.72)
Year Ended 5/31/2019	$21.66	0.44	0.88	1.32	(0.43)	(1.07)	(1.50)
Year Ended 5/31/2018	$20.48	0.41	1.77	2.18	(0.40)	(0.60)	(1.00)
Institutional 2 Class
Year Ended 5/31/2022	$30.03	0.52	0.73	1.25	(0.50)	(0.45)	(0.95)
Year Ended 5/31/2021	$22.52	0.46	7.51	7.97	(0.46)	—	(0.46)
Year Ended 5/31/2020	$21.83	0.49	0.94	1.43	(0.48)	(0.26)	(0.74)
Year Ended 5/31/2019	$21.99	0.47	0.89	1.36	(0.45)	(1.07)	(1.52)
Year Ended 5/31/2018	$20.78	0.44	1.79	2.23	(0.42)	(0.60)	(1.02)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Dividend Income Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2022	$29.77	3.80%	0.90%	0.90%(c)	1.38%	16%	$4,392,792
Year Ended 5/31/2021	$29.50	35.42%	0.92%	0.92%(c)	1.49%	11%	$4,247,346
Year Ended 5/31/2020	$22.13	6.26%	0.94%	0.94%(c)	1.80%	14%	$2,689,884
Year Ended 5/31/2019	$21.45	6.10%	0.96%	0.96%(c)	1.77%	13%	$2,094,539
Year Ended 5/31/2018	$21.63	10.35%	0.97%	0.97%(c)	1.66%	15%	$1,834,772
Advisor Class
Year Ended 5/31/2022	$30.36	4.08%	0.65%	0.65%(c)	1.63%	16%	$3,338,904
Year Ended 5/31/2021	$30.06	35.76%	0.67%	0.67%(c)	1.74%	11%	$3,140,636
Year Ended 5/31/2020	$22.54	6.53%	0.69%	0.69%(c)	2.07%	14%	$1,640,078
Year Ended 5/31/2019	$21.84	6.35%	0.71%	0.71%(c)	2.04%	13%	$815,017
Year Ended 5/31/2018	$22.00	10.60%	0.72%	0.72%(c)	1.93%	15%	$564,834
Class C
Year Ended 5/31/2022	$28.73	3.01%	1.65%	1.65%(c)	0.63%	16%	$1,350,125
Year Ended 5/31/2021	$28.49	34.43%	1.67%	1.67%(c)	0.75%	11%	$1,286,989
Year Ended 5/31/2020	$21.38	5.44%	1.69%	1.69%(c)	1.05%	14%	$1,037,413
Year Ended 5/31/2019	$20.73	5.29%	1.71%	1.71%(c)	1.02%	13%	$856,621
Year Ended 5/31/2018	$20.95	9.53%	1.72%	1.72%(c)	0.91%	15%	$809,269
Institutional Class
Year Ended 5/31/2022	$29.81	4.09%	0.65%	0.65%(c)	1.63%	16%	$17,707,133
Year Ended 5/31/2021	$29.53	35.76%	0.67%	0.67%(c)	1.74%	11%	$16,364,361
Year Ended 5/31/2020	$22.15	6.50%	0.69%	0.69%(c)	2.06%	14%	$9,604,530
Year Ended 5/31/2019	$21.48	6.36%	0.71%	0.71%(c)	2.02%	13%	$5,966,124
Year Ended 5/31/2018	$21.66	10.67%	0.72%	0.72%(c)	1.89%	15%	$4,781,049
Institutional 2 Class
Year Ended 5/31/2022	$30.33	4.16%	0.59%	0.59%	1.69%	16%	$2,972,324
Year Ended 5/31/2021	$30.03	35.84%	0.61%	0.61%	1.79%	11%	$3,093,985
Year Ended 5/31/2020	$22.52	6.57%	0.62%	0.62%	2.13%	14%	$1,385,364
Year Ended 5/31/2019	$21.83	6.44%	0.63%	0.63%	2.11%	13%	$772,924
Year Ended 5/31/2018	$21.99	10.76%	0.63%	0.63%	2.00%	15%	$605,285
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2022	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2022	$30.08	0.54	0.73	1.27	(0.52)	(0.45)	(0.97)
Year Ended 5/31/2021	$22.55	0.48	7.52	8.00	(0.47)	—	(0.47)
Year Ended 5/31/2020	$21.86	0.50	0.94	1.44	(0.49)	(0.26)	(0.75)
Year Ended 5/31/2019	$22.02	0.48	0.89	1.37	(0.46)	(1.07)	(1.53)
Year Ended 5/31/2018	$20.80	0.46	1.78	2.24	(0.42)	(0.60)	(1.02)
Class R
Year Ended 5/31/2022	$29.51	0.35	0.71	1.06	(0.33)	(0.45)	(0.78)
Year Ended 5/31/2021	$22.14	0.31	7.38	7.69	(0.32)	—	(0.32)
Year Ended 5/31/2020	$21.46	0.35	0.94	1.29	(0.35)	(0.26)	(0.61)
Year Ended 5/31/2019	$21.64	0.33	0.88	1.21	(0.32)	(1.07)	(1.39)
Year Ended 5/31/2018	$20.47	0.30	1.76	2.06	(0.29)	(0.60)	(0.89)
Class V
Year Ended 5/31/2022	$29.51	0.42	0.72	1.14	(0.41)	(0.45)	(0.86)
Year Ended 5/31/2021	$22.14	0.38	7.37	7.75	(0.38)	—	(0.38)
Year Ended 5/31/2020	$21.46	0.41	0.93	1.34	(0.40)	(0.26)	(0.66)
Year Ended 5/31/2019	$21.64	0.39	0.88	1.27	(0.38)	(1.07)	(1.45)
Year Ended 5/31/2018	$20.47	0.36	1.75	2.11	(0.34)	(0.60)	(0.94)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Dividend Income Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2022	$30.38	4.20%	0.55%	0.55%	1.74%	16%	$7,668,907
Year Ended 5/31/2021	$30.08	35.95%	0.56%	0.56%	1.85%	11%	$6,667,177
Year Ended 5/31/2020	$22.55	6.62%	0.57%	0.57%	2.17%	14%	$3,986,971
Year Ended 5/31/2019	$21.86	6.48%	0.58%	0.58%	2.15%	13%	$2,955,434
Year Ended 5/31/2018	$22.02	10.84%	0.59%	0.59%	2.08%	15%	$2,587,372
Class R
Year Ended 5/31/2022	$29.79	3.56%	1.15%	1.15%(c)	1.13%	16%	$229,025
Year Ended 5/31/2021	$29.51	35.08%	1.17%	1.17%(c)	1.24%	11%	$217,516
Year Ended 5/31/2020	$22.14	5.97%	1.19%	1.19%(c)	1.54%	14%	$137,720
Year Ended 5/31/2019	$21.46	5.83%	1.21%	1.21%(c)	1.52%	13%	$113,166
Year Ended 5/31/2018	$21.64	10.07%	1.22%	1.22%(c)	1.41%	15%	$104,036
Class V
Year Ended 5/31/2022	$29.79	3.83%	0.90%	0.90%(c)	1.38%	16%	$90,837
Year Ended 5/31/2021	$29.51	35.40%	0.92%	0.92%(c)	1.50%	11%	$94,062
Year Ended 5/31/2020	$22.14	6.26%	0.94%	0.94%(c)	1.78%	14%	$74,269
Year Ended 5/31/2019	$21.46	6.10%	0.96%	0.96%(c)	1.76%	13%	$76,067
Year Ended 5/31/2018	$21.64	10.35%	0.97%	0.97%(c)	1.66%	15%	$81,875
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Income Fund | Annual Report 2022	21

Notes to Financial Statements
May 31, 2022
Note 1. Organization
Columbia Dividend Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Effective November 1, 2021, the Fund was closed to new investors, other than those who invest in the Fund through certain financial intermediaries selected by Columbia Management Investment Distributors, Inc. (the Distributor) and retirement plans currently invested and those approved by the Distributor to invest in the Fund. Effective December 1, 2021, the Fund was closed to all new investors. Current retirement plans can remain open to the Fund for existing participants if the Fund had been selected as an option in the retirement plan by December 1, 2021, and initial funding occurred prior to March 1, 2022.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the
22	Columbia Dividend Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Dividend Income Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
May 31, 2022
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. Effective July 1, 2021, the management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.505% as the Fund’s net assets increase. Prior to July 1, 2021, the management services fee was equal to a percentage of the Fund’s daily net assets that declined from 0.72% to 0.52% as the Fund’s net assets increased. Effective July 1, 2022, the management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.5025% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2022 was 0.529% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
24	Columbia Dividend Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.12
Class V	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2022, these minimum account balance fees reduced total expenses of the Fund by $1,727.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Columbia Dividend Income Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
May 31, 2022
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended May 31, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	4,575,197
Class C	—	1.00(b)	104,919
Class V	5.75	0.50 - 1.00(a)	253

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2021 through September 30, 2022	Prior to October 1, 2021
Class A	1.10%	1.13%
Advisor Class	0.85	0.88
Class C	1.85	1.88
Institutional Class	0.85	0.88
Institutional 2 Class	0.79	0.81
Institutional 3 Class	0.74	0.76
Class R	1.35	1.38
Class V	1.10	1.13
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage
26	Columbia Dividend Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(12,008,000)	12,008,000	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2022			Year Ended May 31, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
582,376,416	553,267,979	1,135,644,395	448,287,286	—	448,287,286
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
73,282,985	383,084,090	—	12,514,519,349
At May 31, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
25,161,181,786	12,706,078,068	(191,558,719)	12,514,519,349
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Dividend Income Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
May 31, 2022
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $7,636,532,801 and $5,767,337,475, respectively, for the year ended May 31, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,585,714	0.80	14
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had an outstanding interfund loan balance at May 31, 2022 as shown in the Statement of Assets and Liabilities. The loans are unsecured.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or
28	Columbia Dividend Income Fund | Annual Report 2022

Notes to Financial Statements  (continued)
May 31, 2022
renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended May 31, 2022.
Note 9. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objective. Any such events could have a significant adverse impact on the value and risk profile of the Fund.
Columbia Dividend Income Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
May 31, 2022
Shareholder concentration risk
At May 31, 2022, two unaffiliated shareholders of record owned 29.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 12.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Dividend Income Fund | Annual Report 2022

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Dividend Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Dividend Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the five years in the period ended May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Dividend Income Fund | Annual Report 2022	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$487,828,649
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	176	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
32	Columbia Dividend Income Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	176	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	176	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer) since 2019
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	174	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
Columbia Dividend Income Fund | Annual Report 2022	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	174	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	176	Trustee, MA Taxpayers Foundation since 1997; former Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	176	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	176	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	174	None
34	Columbia Dividend Income Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	174	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	176	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	176	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
Columbia Dividend Income Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	174	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	176	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	176	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Dividend Income Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
Columbia Dividend Income Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2021, through December 31, 2021, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
38	Columbia Dividend Income Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Dividend Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN139_05_M01_(07/22)

Form N-CSR Items – period ended 5/31/2022

Columbia Funds Series Trust I

Item 1. Reports to Stockholders.

[Insert shareholder report.]

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the four series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2022 and May 31, 2021 are approximately as follows:

2022	2021
$168,000	$168,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2022 and May 31, 2021 are approximately as follows:

2022	2021
$2,800	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended May 31, 2022 and May 31, 2021, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2022 and May 31, 2021 are approximately as follows:

2022	2021
$5,000	$0

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended May 31, 2022 and May 31, 2021, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2022 and May 31, 2021 are approximately as follows:

2022	2021
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31, 2022 and May 31, 2021 are approximately as follows:

2022	2021
$520,000	$520,000

In fiscal years 2022 and 2021, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended May 31, 2022 and May 31, 2021 are approximately as follows:

2022	2021
$527,800	$520,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(c)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(d)

There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust I
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	July 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	July 21, 2022
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	July 21, 2022
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	July 21, 2022